GREENWICH STREET SERIES FUND
                             SEMI-ANNUAL REPORT FOR
                                    SYMPHONY
                        A Tax-Deferred Variable Annuity
                                                [LOGO]

                                                          EQUITY INDEX PORTFOLIO

                                                          MONEY MARKET PORTFOLIO

                                                         EQUITY INCOME PORTFOLIO

                                                       EMERGING GROWTH PORTFOLIO

                                                     GROWTH AND INCOME PORTFOLIO

                                                  INTERNATIONAL EQUITY PORTFOLIO

                                          DIVERSIFIED STRATEGIC INCOME PORTFOLIO


                                                                   JUNE 30, 1998

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SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

Dear Investor:

We are pleased to provide the semi-annual report for the Greenwich Street Series Fund -- Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios ("Portfolios") for the period ended June 30, 1998. This letter will briefly discuss general economic and market conditions. In addition, detailed comparisons showing the growth of a hypothetical $10,000 investment in each Portfolio since inception can be found in this report (except for the Money Market Portfolio). A detailed summary of performance and current holdings for each Portfolio can be found in the appropriate sections that follow.

MARKET AND ECONOMIC OVERVIEW

The U.S. stock market in particular got off to a surprisingly strong start in the first quarter of 1998. Investors were expecting the worst on the earnings front in early 1998 in the aftermath of the Asian crisis. The anxiously awaited fourth quarter earnings season, however, turned out to be better than the "worst case" scenario. As a result, investors let out a big sigh of relief and embarked on a furious buying spree. In a broad-based market rally, the Standard & Poor's ("S&P") 500 Index gained 13.53% while the Russell 2000 Index advanced by about 10% in the first quarter of 1998. (The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks. The Russell 2000 Index is made up of 2,000 smaller-capitalized U.S.-based companies whose common stocks trade on either the New York, American or NASDAQ stock exchanges.)

As a nation, we are more affluent than ever before, with much of that wealth created in the last fifteen years. We are benefiting from a world that has been largely at peace since the official end of the Cold War in 1989. We are reaping the fruits of the restructuring of American businesses in the 70s and 80s, and we are benefiting from growth in worldwide demand for our products.

This unparalleled U.S. prosperity today is now being followed closely by Europe. Companies there are undergoing restructuring similar to the U.S. of the last two decades. More and more, the inefficiencies of state-controlled institutions in Europe are being replaced with the expansion of a free and more competitive marketplace. As we approach the dawn of a new millennium, these positive developments have enabled both the U.S. and most of Europe to experience the greatest peace and prosperity in generations.

The rapid rise of global markets in recent years has been helped in no small measure with the aid of sophisticated monetary policy. In the U.S., policy-making bodies, such as the Federal Reserve Board ("Fed"), coupled with technology-led productivity gains, have controlled inflation to the extent that it's not a significant factor in the U.S. economy today. U.S. bond yields have stayed in a fairly narrow range as the U.S. economy has continued to grow without any signs of accelerating inflation.

In Europe, the move to a common currency has forced both fiscal and monetary policy to accomplish the same objective of bringing inflation and interest rates down significantly in countries such as Italy and Spain. As interest rates have come down, investment funds have flowed into stock markets, which, in turn, have helped propel dramatic gains in the U.S. and European financial markets.

Now, the developing world is taking its cue from the U.S. and Europe. Perhaps the most meaningful example is Latin America, where, after a very rocky period in the last decade, monetary and fiscal policy reforms have stabilized economies and established a base for solid and sustainable future growth.

Currently, parts of Asia are not enjoying growth and prosperity, particularly Japan, Southeast Asia and Korea, where extraordinary economic growth and expansion during the last several decades resulted in overheated and overextended financial conditions that are currently in the painful process of readjusting.

Stock market volatility increased significantly during the month of April. A seesaw pattern in stock prices persisted through the month and the S&P 500 Index rose slightly by 0.91% in April. Interest rates took center stage towards the end of April as the Fed publicly discussed a shift to a tightening bias. Long-term interest rates shot up above 6% while the S&P 500 Index fell 3.9% from April 22, 1998 to April 27, 1998. Inflation, however, continued to remain low and, despite a strong first quarter Gross Domestic Product ("GDP") report, economic data still suggests a slowdown in the second half of 1998. Bond

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prices stabilized as a result of such evidence in late April and early May and stock prices recovered to the levels established at the end of the first quarter of 1998.

Renewed concerns over Asia and slowing earnings growth rocked the stock market in May. The S&P 500 Index declined by almost 2%. Several companies provided early guidance about lower second quarter earnings. However, fund investors who had exposure to big company stocks in the second quarter of 1998 did well, as the S&P 500 Index again outpaced most other types of funds and had a return of roughly 3.17% in the second quarter of 1998 compared with the slight loss experienced by the average U.S. stock funds. Despite the fact that the earnings of the large companies that dominate the S&P 500 have come under pressure lately, investors appeared to prefer the relative "safety" of large-capitalization company stocks that can maintain their earnings in a slowing economy during the reporting period.

MONEY MARKET PORTFOLIO

For the six months ended June 30, 1998, the Money Market Portfolio ("Portfolio") generated a total return of 2.21%. As we enter the second half of 1998, the U.S. economy's expansion remains intact. Strong consumer demand has fueled the U.S. economy for six straight quarters with 3.0% or better GDP growth. (GDP measures the total output of goods and services.) With little or no evidence of inflation, the Fed has been able to keep the federal-funds rate steady at 5.50% since March 1997. (The federal-funds rate is the interest banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.) However, robust employment gains and the fear of higher wage pressures have kept the Fed on alert.

Counteracting strong U.S. economic growth are pressing questions from abroad. The Asian crisis (i.e., economic and currency problems in Indonesia, Thailand, South Korea and other parts of the region) has finally started to negatively affect the U.S. trade balance. Moreover, Japan's severe banking problems will not go away and the Japanese economy continues to teeter on the brink of depression. In addition, the future of Russia's economy remains cloudy at best.

Due primarily to the extraordinary strength of the U.S. economy, Fed Chairman Alan Greenspan shifted monetary policy from a neutral stance to a tightening bias at the March 31, 1998 Federal Open-Market Committee Meeting. (The Federal Open-Market Committee, or FOMC, is the committee that sets interest rates and credit policies for the Federal Reserve System.) However, the apparent lack of inflation has given Chairman Greenspan the opportunity to take a "wait and see" approach with respect to monetary policy. The major fear in the markets now is that a pre-emptive strike versus inflation could cause serious ramifications in the already unsettled Asian countries. Record inventory accumulation in the first quarter of 1998 along with the problems abroad should help to moderate U.S. economic growth and allow Greenspan to hold rates steady in the months ahead. However, any sign of rising inflation could trigger a rate hike from the Fed.

Effective July 1, 1998, the Securities and Exchange Commission ("SEC") has adopted new rules that tighten risk exposure and necessitate additional monitoring of bank and insurance guarantees and obligor concentrations with respect to our asset-backed commercial paper. (Asset-backed commercial paper is paper whose repayment is reliant upon the cash flows from various types of receivables generally accompanied by a partial guarantee). All of the Portfolio's guarantors are rated A1/P1 or better by Moody's Investors Services, Inc. or Standard and Poor's Ratings Services, two major credit reporting and bond rating agencies. Any concentrations or obligors within asset-backed programs will meet the same stringent credit standards as the managers generally employ before they make any purchase. They believe the new SEC rules will further strengthen the overall quality of the money market fund industry.

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

For the six months ended June 30, 1998, the Diversified Strategic Income Portfolio ("Portfolio") returned 3.77% compared to the Lehman Brothers Aggregate Bond Index return of 3.93% for the same period. (The Lehman Brothers Aggregate Bond Index is made up of U.S. Treasury bonds, government agency bonds, mortgage-backed securities and corporate bonds.)

Please note that the target asset allocation for the Portfolio has changed. The Portfolio's new allocation will be 20% global government bonds, 50% U.S. government securities and 30% high-yield bonds. The reason for these Portfolio changes are two-fold: 1) higher yields can be obtained domestically without compromising the integrity of the Portfolio; and 2) the appearance of progress toward economic reform does not suggest to the portfolio managers that all is now well. The solutions to current global market turmoil may be painful and difficult. Consequently, the managers believe that the impact on financial markets will be unpredictable. They think the U.S. financial markets will remain a safe haven until further notice. What

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follows are brief summaries of the economic and market conditions that affected the Portfolio's three major sectors during the reporting period.

High-Yield Bonds

During the first half of 1998, the Portfolio continued to seek high current income by investing in high-yield corporate bonds, debentures and notes. The high-yield bond portion of the Portfolio remained cautiously positioned with heavy weighting in the better-quality, intermediate-maturity B and BB rated bonds. This more conservative posture caused the Portfolio's high-yield bond component to outperform its peer group in the first half of 1998 as higher-quality issues generated stronger performance as a result of the strong rally in the U.S. Treasury markets. During times of greater economic uncertainty, investors tend to invest more heavily in better-quality corporate bonds and U.S. Treasurys, which are seen as a safer haven than lower-quality high-yield bonds and common stocks. Given their more speculative features, the lower-quality issues were more negatively affected by the increased uncertainty and higher volatility in the U.S. stock markets during the first half of 1998.

U.S. Government Securities

During the reporting period, two distinct themes dominated bond markets: ongoing economic turmoil in Asia and steady U.S. economic growth with low inflation. Both of these developments have provided quite favorable conditions for bonds and helped send U.S. interest rates to historical lows.

It has been more than a year after the first signs of trouble in Asia began to surface and, so far, no clear resolution has emerged. The U.S. dollar has strengthened considerably in response to weakening economies in the region, and as the crisis drags on, fears of another round of currency devaluations has heightened. Moreover, major Asian banks could soon find themselves enveloped in a crisis of their own as they face mounting numbers of nonperforming loans.

One result of the Asian crisis has been a flight of capital to U.S. financial markets as many investors sought out a "safe haven" from the tumult surrounding many global markets. The portfolio managers believe that foreign investors, whose holdings of U.S. Treasury securities have nearly doubled in the last three years, have been attracted to Treasurys because of a strong U.S. dollar as well as the competitive yields they currently offer.

In addition, a robust U.S. economy has dramatically increased tax receipts, enabling government officials to project a federal budget surplus for the first time in years and reducing the need for federal borrowing. Issuance of U.S. Treasury securities in 1998 is expected to be substantially less than in 1997 and auctions of three-year U.S. Treasury notes have been eliminated all together. This decreased supply combined with a burgeoning demand has helped sustain a U.S. Treasury market rally, driving the yield on the benchmark 30-year U.S. Treasury bond to new, historic lows.

The portfolio managers share the view of some FOMC members who have suggested that continued weakness in most Asian economies should help to dampen inflationary pressures in the U.S. economy. Clearly, the Asian crisis has had an adverse effect on a number of U.S. industries. Moreover, conditions in Asian financial markets have deteriorated even further since the crisis began. Of special concern has been the floundering Japanese economy because of its status as the economic linchpin for Asia and a key U.S. trading partner. Many economists have projected U.S. economic growth to be substantially lower in the second quarter of 1998, due in large part to softening Asian demand.

Global Government Bonds

The Portfolio's global government bond holdings have not been immune to the recent extreme volatility of world bond markets and emerging markets in particular. Early June's freefall of the Japanese yen has led to fears that a further round of devaluations may occur in Asia, with particular fear that if China devalues the yuan, market disruption of the order seen last fall may recur. The Portfolio holds a small portion of its assets in better-quality, high-yielding emerging market bonds (i.e., Bulgaria and Argentina). The Portfolio's global government bond portion has recently benefited from the weakness of the U.S. dollar. The Portfolio's managers have tactically unhedged this part of the Portfolio on occasion during the second quarter of 1998 by 15%.

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The Portfolio's managers have reduced their holding of Japanese bonds to about
70% of the duration-weighted index, based on their view that this market is likely to underperform going forward if the recent currency intervention on behalf of the yen by the U.S. and Japan remains successful.

EQUITY INCOME PORTFOLIO

The Equity Income Portfolio ("Portfolio") seeks to provide investors with current income and, as a secondary goal, long-term capital appreciation. The Portfolio will seek to achieve its goals principally through investment in dividend-paying common stocks of companies whose prospects for dividend growth and capital appreciation are considered by the Portfolio's managers to be favorable. The Portfolio will normally invest at least 65% of its assets in stocks. Under normal circumstances, the Portfolio will concentrate at least 25% of its assets in the stocks and bonds of companies in the utility industry.

For the six-month period ended June 30, 1998, the Portfolio had a total return of 8.41% compared to the S&P 500 Index total return of roughly 17.7%. The Portfolio focuses on the utility sector that is viewed as a defensive, income-oriented group and is more sensitive to changes in the level of interest rates than to the broad-based stock market.

During the first half of 1998, the utilities industry continued to go up with several of the major indices reaching all-time highs. This positive performance was a result of favorable interest rates, attractive relative valuations of electric utilities when compared to the overall stock market and a continuation of improving regulatory reforms within the utility industry. The transition to a more competitive electric industry structure continued to evolve with several additional companies creating long-range plans to focus on one industry sector (generation or distribution) instead of the traditional fully integrated structure. The Portfolio's managers think that this creates additional opportunities for investors as they expect a less homogeneous group and more varied performance of individual companies. The managers believe that the utility sector should become less focused on income and more on total investment return potential.

The Portfolio managers remain positive on utilities, especially as a balance to diversified portfolios. They expect overall economic growth to slow in the second half of 1998, and that should provide a positive environment for utility bonds. An increase in stock market volatility could shift investment capital to more defensive sectors such as utilities. The Portfolio emphasizes quality companies with financial position and special situations where management has begun to implement a strategic plan for future growth.

As of June 30, 1998, the Portfolio's asset allocation was 82% stocks, 15% bonds and 3% cash. The Portfolio's common stock sector is made up of 62% utilities, 22% gas and 16% telecommunications. New additions in the Portfolio include MDU Resources, Montana Power, Peco Energy, Public Service Enterprises and National Fuel Gas. The Portfolio's managers have sold our holdings of Central and Southwest Corporation, Long Island Lighting and French Telecom.

EQUITY INDEX PORTFOLIO

The Equity Index Portfolio ("Portfolio") is managed to provide investment results that, before the deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks, as measured by the S&P 500 Index. For the six-month period ended June 30, 1998, the Portfolio posted a total return of 17.41% compared to the total return of the S&P 500 Index of 17.7% for the same period.

During the reporting period, large-cap stocks continued to dominate as investors moved money into the perceived safer haven of well-diversified, larger company stocks. Growth stocks generally performed well in the first quarter of 1998.

The U.S. stock market got off to a surprisingly strong start in the first quarter. Investors were expecting the worst on the earnings front in early 1998 in the aftermath of the Asian crisis. The action in the U.S. stock market was even more remarkable in light of the slight increase in interest rates at the end of the first quarter of 1998. According to internal research, about 46% of all companies exceeded earnings expectations while 31% reported earnings below consensus.

The anxiously awaited fourth-quarter earnings, however, turned out to be better than the worst-case scenario. As a result, investors heaved a big sigh of relief and embarked on a furious buying spree. In a broad-based market rally, the S&P 500 Index gained 13.53% for the first quarter of 1998 versus the Fund's return of 12.70% during the same period.

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GROWTH AND INCOME PORTFOLIO

The Growth and Income Portfolio ("Portfolio") seeks long-term capital growth and income. The Portfolio invests in income-producing equity securities including companies with consistent dividend-paying histories, the capacity to raise dividends in the future and the potential for capital appreciation. For the six months ended June 30, 1998, the Growth and Income Portfolio had a return of 10.66% versus the total return of 11.90% for Lipper Analytical Services, Inc. peer group average for the same period. (Lipper is a major independent fund-tracking organization.)

The U.S. stock market rose handsomely during the first six months of the year. Stock investors have enjoyed returns greater than the "average" year, but in half the time! A benign interest rate environment and strong corporate earnings reports supported this increase. Any musings by the Fed to raise interest rates were quashed by Asian weakness. And although the rate of earnings growth has not been overwhelming, most companies are coming in ahead of analysts' expectations and, supporting stock prices.

The Portfolio is widely diversified, and the Portfolio's manager participates in most of the major stock market sectors. Due to his investment strategy of emphasizing stocks with rising dividends, the Portfolio is somewhat underweighted in the technology sector. This underweight position penalized the Portfolio's relative performance, however, as technology stocks performed strongly during the last six months.

The largest position in the Portfolio at the end of June was Beneficial Corp. The old Beneficial Corp. has now disappeared, following the company's merger with Household International. The merger with Household proved quite profitable for shareholders, as the company was up 85% during the last six months, triggered by the merger news.

Portfolio purchases during the last six months included Dole Food Inc., Gulfstream Aerospace and Southwest Airlines. The Dole name has long been synonymous with pineapple, but the company is broadening its distribution of bananas and fresh vegetables. Gulfstream is a major manufacturer of business jets. Its latest jet, the Gulfstream V, enjoys record backlogs. Southwest Airlines is the short-haul champion that continues to expand its routes across the United States.

During the reporting period, the Portfolio's manager sold in their entirety shares of Union Pacific, Genuine Parts Company, Reuters Group and SL Green Realty. The Union Pacific Railroad continues to have service problems following its merger with Southern Pacific. Genuine Parts faces ongoing competition from other auto parts retailer such as AutoZone. Reuters, a United Kingdom-based data provider, was priced at levels considered expensive relative to the company's growth rate. The Portfolio's managers sold S.L. Green Realty to trim this exposure to the real estate sector.

Looking forward to the remaining months in 1998, the manager anticipates a positive backdrop for stocks. Asian economic troubles should slow the U.S. economy somewhat, allowing the Fed to forego any interest rate increases. And since there is no sign that corporate managements have lost their bottom-line focus, he anticipates decent earnings increases through the rest of the year as well.

EMERGING GROWTH PORTFOLIO

The Emerging Growth Portfolio ("Portfolio") seeks capital appreciation by investing at least 65% of its total assets in the common stocks of small- and medium-sized foreign and domestic companies. The Portfolio focuses on companies that are in the early stages of their life cycles and have the potential to become major enterprises. The Emerging Growth Portfolio posted a total return of 22.05% for the six months ended June 30, 1998, compared to the Lipper peer group average which had a negative total return of 19.61% for the same period.

Growth stocks have generally done better than value stocks, and large-capitalization stocks have generally done better than small-capitalization stocks. (Growth stock investing means investing in companies that are likely to grow faster than the economy at large and investing with the expectation that their faster growth will bring rising earnings. Value investing means investing in stocks that are selling for less than their true intrinsic value, in the belief that the market will eventually recognize their value.)

A strong growth stock market helped the Portfolio, and the strong large capitalization company performance worked against the Portfolio. Emerging growth relative valuations versus the larger stocks have remained near the bottom of the typical range for the entire period. The best-performing groups were retail and selected technology, while energy stocks were the worst

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performers. The breadth of the market has been narrow, meaning a select number of stocks have been responsible for much of the appreciation. Fortunately, the Portfolio's managers have identified many of these stocks.

The investment style being employed by the Portfolio's managers is a bottom-up approach, which focuses on stock selection. (A bottom-up approach to investing focuses on the potential outstanding performance of individual companies rather than considering the impact of major economic trends.) In addition, the Portfolio is broadly diversified to control risk. Usually the Portfolio remains fully invested. The style remains consistent in any market condition. Stocks are selected based on two key criteria: rising earnings expectations and improving valuations. Stocks are sold immediately if earnings expectations fall, and very quickly if the valuation declines. This approach attempts to identify the best fundamentally high growth companies that the market is recognizing and rewarding with a higher valuation. Among the best performers for the Portfolio during the period were:

     - Dell Computer

     - Yahoo

     - America Online

     - Capital One Financial

     - Lucent Technologies

     - Best Buy

     - Loews Companies

     - Pacific Sunwear

With the earnings growth gap widening in favor of emerging growth companies, along with relative valuations at the bottom of the historic range when compared to larger companies, emerging growth stocks should be very attractive for investors. However, companies with higher trading liquidity are currently more highly valued than companies with higher growth rates. Enhanced market volatility has seemingly made liquidity an even higher priority for many investors. This liquidity preference seems unlikely to change in the near term. Emerging growth stock fundamentals are at the point when the group traditionally begins to lead the market, but that may not happen unless the perceived need for trading liquidity subsides. Until then, emerging growth stocks should likely remain volatile.

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio ("Portfolio") seeks total return from growth of capital and income. The Portfolio seeks to achieve its objective by investing at least 65% of its assets in a diversified blend of equity securities of established non-U.S. issuers. For the six-month period ended June 30, 1998, the Portfolio posted a total return of 18.84% compared to the MSCI EAFE Index which posted 15.10% for the same period. (The MSCI EAFE Index consists of the equity total returns for Europe, Australia, New Zealand and the Far East.)

European markets continue to provide global equity market leadership, as the micro and macro trends appear favorable. Company managements are restructuring and reengineering corporate structures, boosting return on capital employed and paying more than lip service to the interests of minority shareholders. The European economies are strengthening, at the margin, yet interest rates remain extremely supportive. Low nominal yields have forced individual and institutional investors to address their long-neglected home equity markets in the search for adequate investment returns.

Investors globally have been concerned with the implications and opportunities unfolding as a result of the Asian economic contraction. Other emerging markets have been a source of anxiety -- most specifically Russia, where a budget and payments crisis forced a sharp upward move of interest rates to stabilize the currency, and South Africa, where a run on the currency has resulted also in a substantial upward move of rates. Asian economic growth expectations for 1998 and 1999 have come down substantially and by now most observers concede Asia is in recession or depression, depending on the economy. Significant capital must be committed to the region to recapitalize wounded financial institutions.

The weakness of the Japanese yen raised concerns about another round of pronounced regional currency weakness. The recent Fed intervention to stabilize the yen/U.S. dollar relationship has worked temporarily to break the downward trajectory

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of the yen. Yet the Portfolio's managers remain skeptical, given the weakness of the Japanese economy and the liberalization of capital flows, about the sustainability of the yen rally. Much more detail must be forthcoming from the Japanese regarding their bank restructuring plans and their strategies for long-term permanent tax reform before investors are likely to be sustainable enthused about the Japanese equity markets.

During the past six months, several changes were made to the Portfolio. Securities sold during the past six months include VA Technologies, Cheung Kong Infrastructure, Gilat Satellite, Rohm, Sumitomo Realty, Sungei Way, Gruma, Cerebos Pacific and Van der Horst. In every instance, the sale was based on either deteriorating fundamentals or the need for resources to finance the managers' new purchases. Those new positions include: Sidel, the global leader in PET blow-moulding machinery; Iona, the Irish-based middleware software engineer; INA, one of the prominent Italian insurance and asset management groups; Sony, the clear high-end leader in global consumer electronics; Terumo, the high-growth Japanese medical equipment manufacturer; and Banco Popular, the prominent Spanish retail bank.

In closing, we thank you for your investment in the Greenwich Street Series
Fund -- Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

July 17, 1998

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 PERFORMANCE COMPARISON -- DIVERSIFIED STRATEGIC INCOME PORTFOLIO AS OF 6/30/98
(UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN
------------------------------------------
Six Months Ended 6/30/98+           3.77%
Year Ended 6/30/98                  9.24%
Five Years Ended 6/30/98            8.14%
10/16/91* through 6/30/98           7.56%

         CUMULATIVE TOTAL RETURN
         -----------------------
10/16/91* through 6/30/98          63.06%

* Commencement of operations
+ Total return is not annualized, as it may not be representative of the total return for the year.

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Diversified Strategic Income Portfolio on October 16, 1991 (commencement of operations) through June 30, 1998 with that of a similar investment in the Lehman Brothers Aggregate Bond Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. Figures for the Lehman Brothers Aggregate Bond Index, an unmanaged index, are composed of the Lehman Intermediate Government/Corporate Bond Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

                   Measurement Period                                                        Lehman Brothers Aggregate Bond
                  (Fiscal Year Covered)                    Diversified Strategic Portfolio               Index
10/16/91                                                                10000                            10000
Dec-91                                                                  10140                            10507
Dec-92                                                                  10284                            11285
Dec-93                                                                  11576                            12386
Dec-94                                                                  11251                            12024
Dec-95                                                                  13071                            14246
Dec-96                                                                  14530                            14944
12/31/97                                                                15713                            16385
6/30/98                                                                 16306                            17029

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EQUITY INCOME PORTFOLIO AS OF 6/30/98 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN
------------------------------------------
Six Months Ended 6/30/98+           8.41%
Year Ended 6/30/98                 28.77%
Five Years Ended 6/30/98           11.13%
10/16/91* through 6/30/98          11.90%
         CUMULATIVE TOTAL RETURN
------------------------------------------
10/16/91* through 6/30/98         112.60%

* Commencement of operations
+ Total return is not annualized, as it may not be representative of the total return for the year.

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Equity Income Portfolio on October 16, 1991 (commencement of operations) through June 30, 1998 with that of a similar investment in the Variable Annuity Lipper Equity Income Funds Peer Group Average and Standard & Poor's 500 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

The Variable Annuity Lipper Equity Income Funds Peer Group Average is composed of 331 equity income funds as of June 30, 1998 which underlie variable annuities.

                                                                         Variable Annuity Lipper
             Measurement Period                                          Equity Income Funds Peer
            (Fiscal Year Covered)              Equity Income Portfolio       Group                       S&P 500 Index
6/30/98                                                 21260                     25278                      31379
Dec-97                                                  19610                     23075                      26656
Dec-96                                                  15876                     18034                      19988
Dec-95                                                  14979                     16510                      17998
Dec-94                                                  11308                     14094                      13012
Dec-93                                                  12583                     13758                      12844
Dec-92                                                  11397                     11782                      11668
Dec-91                                                  10200                     10559                      10838
10/16/91                                                10000                     10000                      10000

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.


                                        8

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EQUITY INDEX PORTFOLIO AS OF 6/30/98 (UNAUDITED)

       AVERAGE ANNUAL TOTAL RETURN
------------------------------------------
Six Months Ended 6/30/98+          17.41%
Year Ended 6/30/98                 29.31%
Five Years Ended 6/30/98           22.05%
10/16/91* through 6/30/98          18.84%

         CUMULATIVE TOTAL RETURN
         -----------------------
10/16/91* through 6/30/98         218.49%

* Commencement of operations
+ Total return is not annualized, as it may not be representative of the total return for the year.

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Equity Index Portfolio on October 16, 1991 (commencement of operations) through June 30, 1998 with that of a similar investment in the Standard & Poor's 500 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

                   Measurement Period
                  (Fiscal Year Covered)                       Equity Index Portfolio        Standard & Poor's 500 Index
10/16/91                                                               10000                           10000
Dec-91                                                                 10620                           10838
Dec-92                                                                 11335                           11668
Dec-93                                                                 12316                           12844
Dec-94                                                                 12421                           13012
Dec-95                                                                 16870                           17898
Dec-96                                                                 20526                           22005
Dec-97                                                                 27127                           29345
6/30/98                                                                31849                           34546

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- GROWTH & INCOME PORTFOLIO AS OF 6/30/98 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN
------------------------------------------
Six Months Ended 6/30/98+          10.66%
Year Ended 6/30/98                 18.83%
Five Years Ended 6/30/98           16.90%
10/16/91* through 6/30/98          14.43%

         CUMULATIVE TOTAL RETURN
         -----------------------
10/16/91* through 6/30/98         147.01%

* Commencement of operations
+ Total return is not annualized, as it may not be representative of the total return for the year.

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Growth & Income Portfolio on October 16, 1991 (commencement of operations) through June 30, 1998 with that of a similar investment in the Variable Annuity Lipper Growth & Income Funds Peer Group Average and Standard & Poor's 500 Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Standard & Poor's 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market.

The Variable Annuity Lipper Growth & Income Funds Peer Group Average is composed of 799 growth and income funds as of June 30, 1998 which underlie variable annuities.

                                                                         Variable Annuity Lipper
             Measurement Period                    Growth & Income        Growth & Income Funds
            (Fiscal Year Covered)                Portfolio                 Peer Group                   S&P 500 Index
6/30/98                                                 24527                     25681                     31379
Dec-97                                                  22321                     22950                     26656
Dec-96                                                  18157                     18211                     19988
Dec-95                                                  15152                     16514                     17898
Dec-94                                                  11611                     12646                     13012
Dec-93                                                  11995                     12802                     12844
Dec-92                                                  10996                     11551                     11668
Dec-91                                                  10140                     10746                     10838
10/16/91                                                10000                     10000                     10000

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        9

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- EMERGING GROWTH PORTFOLIO AS OF 6/30/98 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN
------------------------------------------
Six Months Ended 6/30/98+          22.05%
Year Ended 6/30/98                 36.89%
12/3/93* through 6/30/98           21.06%

         CUMULATIVE TOTAL RETURN
         -----------------------
12/3/93* through 6/30/98          139.78%

* Commencement of operations
+ Total return is not annualized, as it may not be representative of the total return for the year.

The chart to the right compares the growth in value of a hypothetical $10,000 investment in Emerging Growth Portfolio on December 3, 1993 (commencement of operations) through June 30, 1998 with that of a similar investment in the NASDAQ Composite Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The NASDAQ Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as foreign common stocks and ADRs traded on the National Market System.

                   Measurement Period
                  (Fiscal Year Covered)                      Emerging Growth Portfolio        NASDAQ Composite Index
12/3/93                                                                10000                           10000
Dec-93                                                                 10410                           10297
Dec-94                                                                  9631                            9968
Dec-95                                                                 13762                           13947
Dec-96                                                                 16215                           17115
12/31/97                                                               19646                           20819
6/30/98                                                                23978                           25120

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- INTERNATIONAL EQUITY PORTFOLIO AS OF 6/30/98 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN
------------------------------------------
Six Months Ended 6/30/98+          18.84%
Year Ended 6/30/98                 10.04%
12/3/93* through 6/30/98            7.86%

         CUMULATIVE TOTAL RETURN
         -----------------------
12/3/93* through 6/30/98           41.38%

* Commencement of operations
+ Total return is not annualized, as it may not be representative of the total return for the year.

The chart to the right compares the growth in value of a hypothetical $10,000 investment in International Equity Portfolio on December 3, 1993 (commencement of operations) through June 30, 1998 with that of a similar investment in the Morgan Stanley EAFE Index. Index information is available at month-end only; therefore, the closest month-end to inception date of the Portfolio has been used. The Morgan Stanley EAFE Index is a composite index consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product.

                   Measurement Period
                  (Fiscal Year Covered)                    International Equity Portfolio     Morgan Stanley EAFE Index
12/3/93                                                                10000                            10000
Dec-93                                                                 10050                            10724
Dec-94                                                                  9210                            10850
Dec-95                                                                 10020                            12103
Dec-96                                                                 12163                            12873
12/31/97                                                               11897                            13120
6/30/98                                                                14138                            15210

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                       10

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 1998

                             MONEY MARKET PORTFOLIO

        FACE                                                                            ANNUALIZED
       AMOUNT                                     SECURITY                                YIELD         VALUE
----------------------------------------------------------------------------------------------------------------
U.S. AGENCIES AND INSTRUMENTALITIES -- 7.9%
      $250,000          Federal Home Loan Bank mature 7/6/98 to 10/30/98............  5.53% to 5.61%  $  248,037
       100,000          Federal Home Loan Mortgage Corp. matures 7/31/98............       5.63           99,533
----------------------------------------------------------------------------------------------------------------
                        TOTAL U.S. AGENCIES AND INSTRUMENTALITIES (Cost --
                        $347,570)...................................................                     347,570
----------------------------------------------------------------------------------------------------------------
BANK NOTES -- 5.7%
       100,000          Bank America National Trust & Savings Association matures
                        7/23/98.....................................................       5.50          100,000
       150,000          Harris Bank matures 7/10/98.................................       5.55          150,000
----------------------------------------------------------------------------------------------------------------
                        TOTAL BANK NOTES (Cost -- $250,000).........................                     250,000
----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 76.8%
       100,000          Abbey National PLC matures 7/17/98..........................       5.59           99,755
       100,000          Alliance & Leicester Building Society matures 7/8/98........       5.55           99,894
       100,000          Bank Brussels Lambert matures 9/9/98........................       5.58           98,929
       100,000          Banque National De Paris matures 7/27/98....................       5.53          100,000
       100,000          BCI Funding Corp. matures 12/14/98..........................       5.61           97,482
       150,000          Bell Atlantic Financial Services matures 7/14/98............       5.53          149,701
       100,000          Cades matures 8/3/98........................................       5.56           99,495
       100,000          Canadian Imperial Bank matures 8/24/98......................       5.58           99,175
       100,000          Cariplo Finance Inc. matures 9/17/98........................       5.60           98,804
       150,000          Chase Manhattan Bank Corp. matures 7/23/98..................       5.60          149,495
       150,000          Credit Agricole Indosuez matures 7/20/98....................       5.60          149,566
       100,000          Credito Italiano matures 8/4/98.............................       5.61           99,478
       125,000          Cregem North America matures 8/6/98.........................       5.58          124,313
       100,000          Daimler-Benz North America Co. matures 9/22/98..............       5.59           98,732
       150,000          Deutsche Bank Financial Inc. matures 7/13/98................       5.55          149,724
       150,000          Dresdner Bank matures 7/2/98................................       5.53          149,977
       100,000          E.I. du Pont De Nemours matures 7/21/98.....................       5.54           99,695
       150,000          Ford Motor Credit Co. matures 8/13/98.......................       5.57          149,011
       100,000          Goldman, Sachs & Co. matures 11/12/98.......................       5.65           97,954
       100,000          International Nederlanden US Funding Corp. matures 9/9/98...       5.58           98,931
       180,000          Lucent Technologies matures 7/1/98..........................       6.00          180,000
       100,000          Merrill Lynch & Co. matures 10/15/98........................       5.64           98,380
       150,000          National Australia Bank matures 7/6/98......................       5.56          149,884
       100,000          Province of British Columbia matures 10/23/98...............       5.64           98,258
       100,000          San Paolo US Finance Inc. matures 12/21/98..................       5.64           97,367
       180,000          Sara Lee Corp. matures 7/1/98...............................       6.05          180,000
       125,000          Svenska Handelsbanken matures 7/14/98.......................       5.56          124,752
       150,000          Union Bank of Switzerland matures 8/5/98....................       5.59          149,191
----------------------------------------------------------------------------------------------------------------
                        TOTAL COMMERCIAL PAPER (Cost -- $3,387,943).................                   3,387,943
----------------------------------------------------------------------------------------------------------------
FOREIGN CERTIFICATE OF DEPOSIT -- 2.2%
       100,000          Bank of Montreal matures 7/20/98 (Cost -- $99,709)..........       5.56           99,709
----------------------------------------------------------------------------------------------------------------
TIME DEPOSITS -- 4.1%
       180,000          First National Bank Chicago matures 7/1/98
                        (Cost -- $180,000)..........................................       6.25          180,000
----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.3%
       145,000          Morgan Stanley Dean Witter Discover, Inc., 5.69% due 7/1/98;
                        Proceeds at maturity -- $145,023; (Fully collateralized by
                        U.S. Treasury Notes, 6.125% due 7/31/00; Market
                        value -- $147,984) (Cost -- $145,000).......................                     145,000
----------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $4,410,222*).............                  $4,410,222
----------------------------------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       11

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT                                  SECURITY                                 VALUE
--------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 43.8%
$     490,630    Federal Home Loan Mortgage Corp., 9.000% due 1/1/20 through
                 5/1/21......................................................    $   518,684
   20,000,000    Federal Home Loan Mortgage Corp. zero coupon due 3/16/23....      3,368,800
   24,500,000    Federal National Mortgage Association Principal Strips, due
                 8/15/17.....................................................      8,956,030
    4,942,404    Government National Mortgage Association, 6.500% due 3/15/28
                 through 4/15/28.............................................      4,934,649
    1,553,503    Government National Mortgage Association, 7.000% due 9/15/23
                 through 5/15/24.............................................      1,579,230
      302,481    Government National Mortgage Association, 7.500% due
                 2/15/24.....................................................        310,987
      931,431    Government National Mortgage Association, 8.000% due 5/15/17
                 through 12/15/21............................................        965,780
   10,090,048    Government National Mortgage Association, 9.000% due
                 11/15/16 through 9/15/24....................................     10,849,871
--------------------------------------------------------------------------------------------
                 TOTAL U.S. GOVERNMENT SECTOR (Cost -- $30,747,828)..........     31,484,031
--------------------------------------------------------------------------------------------
HIGH YIELD SECTOR -- 27.1%
--------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 25.9%
--------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.7%
      450,000    Airplanes Pass Through Trust, Trust Certificates, 10.875%
                 due 3/15/19.................................................        508,293
--------------------------------------------------------------------------------------------
BANKS/SAVINGS AND LOANS -- 0.2%
      100,000    First Nationwide Holdings, Sr. Sub. Notes, 10.625% due
                 10/1/03.....................................................        113,500
--------------------------------------------------------------------------------------------
BROADCASTING-TV, CABLE AND RADIO -- 3.8%
                 Century Communications:
       50,000    Sr. Discount Notes, zero coupon due 3/15/03.................         34,000
      200,000    Sr. Notes, 8.750% due 10/1/07...............................        212,000
      150,000    Comcast UK Cable, Sr. Discount Debentures, step bond to
                 yield 11.200% due 11/15/07..................................        125,250
                 CSC, Sr. Sub. Debentures:
      275,000    9.875% due 2/15/13..........................................        305,250
      200,000    10.500% due 5/15/16.........................................        234,750
      100,000    9.875% due 4/1/23...........................................        111,250
      250,000    Le Groupe Videotron Ltd., Sr. Notes, 10.625% due 2/15/05....        280,000
                 Rogers Cablesystems Ltd.:
      100,000    Debenture, 10.000% due 3/15/05..............................        111,000
      325,000    Sr. Secured Debentures, 10.000% due 12/1/07.................        361,563
      275,000    Sr. Sub. Debentures, 11.000% due 12/1/15....................        322,438
      100,000    Rogers Communications Inc., Sr. Notes, 8.875% due 7/15/07...        100,500
                 TV Azteca S.A., Sr. Notes:
      100,000    Series A, Debentures, 10.125% due 2/15/04...................        100,250
      100,000    Series B, 10.500% due 2/15/07...............................        100,500
      525,000    UIH Australia/Pacific Communications Inc., Sr. Discount
                 Notes, step bond to yield
                 10.750% due 2/15/08.........................................        324,188
--------------------------------------------------------------------------------------------
                                                                                   2,722,939
--------------------------------------------------------------------------------------------
CELLULAR AND OTHER WIRELESS -- 2.3%
      300,000    Clearnet Communications Inc., Sr. Discount Notes, step bond
                 to yield   14.750% due 12/15/05.............................        251,625
       75,000    Dolphin Telecom PLC, Sr. Discount Notes, step bond to yield
                 11.500% due 6/1/08 (a)......................................         42,750
      300,000    Iridium LLC/Capital Corp., Sr. Notes, 14.000% due 7/15/05...        334,500
      375,000    Millicom International Cellular, Sr. Discount Notes, step
                 bond to yield 13.500% due 6/1/06............................        286,875

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT                                  SECURITY                                 VALUE
--------------------------------------------------------------------------------------------
CELLULAR AND OTHER WIRELESS -- 2.3% (CONTINUED)
$     200,000    Nextel Communications Inc., Sr. Discount Notes, step bond to
                 yield 9.750% due 8/15/04....................................    $   195,000
                 Telesystem International Inc., Sr. Discount Notes:
      500,000    Step bond to yield 13.250% due 6/30/07 (b)..................        336,250
      300,000    Step bond to yield 10.500% due 11/1/07 (b)..................        180,750
--------------------------------------------------------------------------------------------
                                                                                   1,627,750
--------------------------------------------------------------------------------------------
CHEMICALS -- 0.3%
      100,000    Buckeye Technology Inc., Sr. Sub. Notes, 8.000% due 10/15/10
                 (b).........................................................        101,000
      100,000    Unifrax Investment Corp., Sr. Notes, 10.500% due 11/1/03....        104,750
--------------------------------------------------------------------------------------------
                                                                                     205,750
--------------------------------------------------------------------------------------------
CONSUMER DURABLE GOODS/HOME FURNISHINGS -- 0.3%
      225,000    Outboard Marine Corp., Sr. Notes, 10.750% due 6/1/08........        232,313
--------------------------------------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE MANUFACTURING -- 0.7%
      150,000    Alvey Systems, Sr. Sub. Notes, 11.375% due 1/31/03..........        156,750
      100,000    Eagle-Picher Industries, Sr. Sub. Notes, 9.375% due
                 3/1/08......................................................        101,875
      100,000    Interlake Corp., Sr. Sub. Debentures, 12.125% due 3/1/02
                 (a).........................................................        103,000
      150,000    Park-Ohio Industries, Sr. Sub. Notes, 9.250% due 12/1/07
                 (b).........................................................        153,375
--------------------------------------------------------------------------------------------
                                                                                     515,000
--------------------------------------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE SERVICES -- 0.5%
      100,000    Axiohm Transaction Solutions, Sr. Sub. Notes, 9.750% due
                 10/1/07 (b).................................................        101,000
      250,000    Outsourcing Solutions Inc., Sr. Sub. Notes, 11.000% due
                 11/1/06.....................................................        271,875
--------------------------------------------------------------------------------------------
                                                                                     372,875
--------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.4%
                 AES Corp., Senior Sub. Notes:
      100,000    10.250% due 7/15/06.........................................        109,000
      300,000    8.500% due 11/1/07 (b)......................................        304,876
      200,000    Calpine Corp., Sr. Notes, 10.500% due 5/15/06...............        219,500
       45,971    Midland COG Venture, Debentures, 10.330% due 7/23/02........         49,420
                 Niagara Mohawk Power:
      350,000    Series H, Sr. Discount Notes, step bond to yield 8.500% due
                 7/1/10......................................................        243,250
       50,000    Sr. Notes, 7.750% due 10/1/08...............................         51,375
--------------------------------------------------------------------------------------------
                                                                                     977,421
--------------------------------------------------------------------------------------------
ELECTRONICS/COMPUTERS -- 1.8%
      175,000    Fairchild Semiconductor Inc., Sr. Sub. Notes, 10.125% due
                 3/15/07.....................................................        180,688
      250,000    Graphic Controls Corp., Sr. Sub. Notes, 12.000% due
                 9/15/05.....................................................        280,313
                 Unisys Corp., Sr. Notes:
      300,000    12.000% due 4/15/03.........................................        340,875
      200,000    11.750% due 10/15/04........................................        232,000
      200,000    Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07..........        196,500
       75,000    WAM!NET Inc., Units, step bond to yield 13.250% due 3/1/05
                 (c).........................................................         47,344
--------------------------------------------------------------------------------------------
                                                                                   1,277,720
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT                                  SECURITY                                 VALUE
--------------------------------------------------------------------------------------------
FINANCE CO. -- 0.3%
$     125,000    Amresco Inc., Sr. Sub. Notes, 10.000% due 3/15/04 (a).......    $   129,844
      100,000    Ocwen Capital Trust I, Company Guaranteed, 10.875% due
                 8/1/27......................................................        109,250
--------------------------------------------------------------------------------------------
                                                                                     239,094
--------------------------------------------------------------------------------------------
FINANCIAL SERVICES-BROKERAGE/SYNDICATION/LEASING -- 0.2%
      100,000    Morgan Stanley Aircraft Finance, Sr. Sub. Notes, 8.700% due
                 3/15/23.....................................................        100,500
--------------------------------------------------------------------------------------------
FOOD  -- 1.2%
      100,000    B&G Foods Inc., Sr. Sub. Notes, 9.625% due 8/1/07 (b).......        101,750
      125,000    ICN Pharmaceuticals Inc., Sr. Notes, 9.250% due 8/15/05.....        132,813
      200,000    Imperial Holly, Sr. Sub. Notes, 9.750% due 12/15/07 (b).....        202,000
      400,000    Van de Kamp, Inc., Sr. Sub. Notes, 12.000% due 9/15/05......        447,500
--------------------------------------------------------------------------------------------
                                                                                     884,063
--------------------------------------------------------------------------------------------
HEALTH CARE/DRUGS/HOSPITAL SUPPLIES -- 1.4%
                 Integrated Health Services, Sr. Sub. Notes:
      125,000    9.500% due 9/15/07..........................................        131,250
      100,000    9.250% due 1/15/08..........................................        103,875
      250,000    Magellan Health Services, Sr. Sub. Notes, 9.000% due
                 2/15/08.....................................................        248,125
      200,000    Paragon Health Networks, Sr. Sub. Notes, 9.500% due
                 11/1/07.....................................................        204,000
      100,000    Pharmaceutical Fine Chemicals, Sr. Sub. Notes, 9.750% due
                 11/15/07 (b)................................................        113,250
                 Sun Healthcare Group Inc., Sr. Sub. Notes:
      100,000    9.500% due 7/1/07...........................................        101,500
      100,000    9.375% due 5/1/08...........................................        101,000
--------------------------------------------------------------------------------------------
                                                                                   1,003,000
--------------------------------------------------------------------------------------------
HOTEL/GAMING -- 0.8%
      300,000    Courtyard By Marriott, Sr. Secured Notes, 10.750% due
                 2/1/08......................................................        330,750
      200,000    Mohegan Tribal Gaming Authority, Sr. Secured Notes, 13.500%
                 due 11/15/02................................................        258,250
--------------------------------------------------------------------------------------------
                                                                                     589,000
--------------------------------------------------------------------------------------------
INSURANCE -- 0.5%
      125,000    Sig Capital Trust I, Notes, 9.500% due 8/15/27..............        128,438
      200,000    Veritas Capital Trust, Trust Certificates, 10.000% due
                 1/1/28......................................................        210,000
--------------------------------------------------------------------------------------------
                                                                                     338,438
--------------------------------------------------------------------------------------------
LEISURE/AMUSEMENT/MOTION PICTURES -- 0.1%
      100,000    SFX Entertainment Inc., Sr. Sub. Notes, 9.125% due 2/1/08
                 (b).........................................................         98,500
--------------------------------------------------------------------------------------------
METALS/MINING -- 0.3%
      100,000    Koppers Industry Inc., Sr. Sub. Notes, 9.875% due 12/1/07
                 (b).........................................................        104,000
      100,000    WHX Corp., Sr. Notes, 10.500% due 4/15/05 (a)...............        102,000
--------------------------------------------------------------------------------------------
                                                                                     206,000
--------------------------------------------------------------------------------------------
OIL SERVICES -- 0.5%
      150,000    DeepTech International Inc., Sr. Notes, 12.000% due
                 12/15/00....................................................        166,313
      100,000    ICO Inc., Sr. Notes, 10.375% due 6/1/07.....................        102,250
      100,000    J. Ray McDermott S.A., Sr. Sub. Notes, 9.375% due 7/15/06...        108,000
--------------------------------------------------------------------------------------------
                                                                                     376,563
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT                                  SECURITY                                 VALUE
--------------------------------------------------------------------------------------------
OIL/NATURAL GAS -- 1.8%
$     100,000    Canadian Forest Oil, Sr. Sub. Notes, 8.750% due 9/15/07
                 (a).........................................................    $    98,500
      200,000    Clark USA, Sr. Notes, 10.875% due 12/1/05...................        218,250
      150,000    Gulf Canada Resources Ltd, Sub. Debentures, 9.625% due
                 7/1/05......................................................        161,250
      225,500    Ocean Energy Inc., Sr. Sub. Notes, 10.375% due 10/15/05.....        249,188
      100,000    Parker Drilling Corp., Debentures, 9.750% due 11/15/06
                 (b).........................................................        102,500
      300,000    Santa Fe Energy Resources Inc., Sr. Sub. Debentures, 11.000%
                 due 5/15/04.................................................        325,500
      150,000    Stone Energy Corp., Sr. Sub. Notes, 8.750% due 9/15/07......        150,375
--------------------------------------------------------------------------------------------
                                                                                   1,305,563
--------------------------------------------------------------------------------------------
PACKAGING/CONTAINERS -- 0.2%
       50,000    Huntsman Packaging, Sr. Sub. Notes, 9.125% due 10/1/07
                 (b).........................................................         49,875
       50,000    Tekni-Plex Inc., Sr. Sub. Notes, 9.250% due 3/1/08..........         49,875
--------------------------------------------------------------------------------------------
                                                                                      99,750
--------------------------------------------------------------------------------------------
PAPER/FOREST PRODUCTS/PRINTING -- 0.4%
      275,000    SD Warren Holdings Co., Sr. Sub. Notes, 12.000% due
                 12/15/04....................................................        305,594
--------------------------------------------------------------------------------------------
POLLUTION CONTROL/WASTE REMOVAL -- 0.1%
      100,000    CIA Latino Americana, Sr. Notes, 11.625% due 6/1/04 (b).....         99,750
--------------------------------------------------------------------------------------------
RAIL/TRUCKING/OVERNIGHT DELIVERY -- 0.1%
       75,000    American Commercial Lines LLC/ACL, Sr. Notes, 10.250% due
                 6/30/08.....................................................         76,313
--------------------------------------------------------------------------------------------
REAL ESTATE DEVELOPMENT/REITS -- 0.3%
      125,000    BF Saul REIT, Sr. Notes, 9.750% due 4/1/08..................        123,750
      101,000    Trizec Finance Ltd., Sr. Notes, 10.875% due 10/15/05........        114,256
--------------------------------------------------------------------------------------------
                                                                                     238,006
--------------------------------------------------------------------------------------------
RETAIL -- 0.3%
      100,000    Advance Stores Co., Sr. Sub. Notes, 10.250% due 4/15/08
                 (b).........................................................        103,875
      100,000    US Office Product Co., Sr. Sub. Notes, 9.750% due 6/15/08
                 (b).........................................................        100,250
--------------------------------------------------------------------------------------------
                                                                                     204,125
--------------------------------------------------------------------------------------------
TELEPHONE/COMMUNICATIONS -- 4.3%
      400,000    Allegiance Telecom Inc., Sr. Discount Notes, step bond to
                 yield 11.750% due 2/15/08 (b)...............................        212,375
      400,000    Colt Telecom Group PLC, Sr. Sub. Notes, step bond to yield
                 12.000% due 12/15/06 (c)....................................        316,000
                 Espirit Telecom Group PLC, Sr. Notes:
      100,000    11.500% due 12/15/07 (a)....................................        103,250
      100,000    10.875% due 6/15/08.........................................        100,750
      175,000    Facilcom International, Sr. Notes, 10.500% due 1/15/08......        174,563
      125,000    Firstworld Communication, Sr. Discount Notes, step bond to yield 13.000%
                 due 4/15/08 (b)(c)..........................................         56,250
      100,000    Hermes Europe Railtel BV, Sr. Notes, 11.500% due 8/15/07
                 (b).........................................................        113,125
       50,000    Impsat Corp., Sr. Discount Notes, 12.375% due 6/15/08.......         50,750
      225,000    Intermedia Communications of Florida, Sr. Discount Notes,
                 step bond to yield 12.500% due 5/15/06......................        185,063
      200,000    McLeod Inc., Sr. Discount Notes, step bond to yield 10.500%
                 due 3/1/07 (a)..............................................        149,000
                 Metronet Communications:
      400,000    Sr. Discount Notes, step bond to yield 9.950% due 6/15/08...        247,000
      200,000    Sr. Notes, 12.000% due 8/15/07 (c)..........................        232,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT                                  SECURITY                                 VALUE
--------------------------------------------------------------------------------------------
TELEPHONE/COMMUNICATIONS -- 4.3% (CONTINUED)
$     250,000    Pagemart Wireless Inc., Sr. Discount Notes, step bond to
                 yield 11.250% due 2/1/08....................................    $   156,563
      100,000    Primus Telecom Group, Sr. Notes, 11.750% due 8/1/04.........        106,250
      100,000    PSINet Inc., Sr. Notes, 10.000% due 2/15/05.................        102,500
                 Qwest Communications International:
      175,000    Sr. Discount Notes, step bond to yield 9.470% due
                 10/15/07....................................................        131,688
      150,000    Sr. Notes, 10.875% due 4/1/07...............................        174,000
                 RCN Corp.:
      200,000    Sr. Discount Notes, step bond to yield 11.125% due 10/15/07
                 (b).........................................................        128,000
      100,000    Sr. Notes, 10.000% due 10/15/07 (b).........................        103,000
      105,000    RSL Communications Ltd., Sr. Notes, 12.250% due 11/15/06....        119,306
      100,000    Thermadyne Holdings, Debentures, step bond to yield 12.500%
                 due 6/1/08 (b)..............................................         55,500
      100,000    Versatel Telecom, Sr. Notes, 13.250% due 5/15/08 (b)........        105,500
--------------------------------------------------------------------------------------------
                                                                                   3,122,433
--------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.1%
      100,000    American Reefer Co. Ltd., First Mortgage, 10.250% due
                 3/1/08......................................................        100,125
      100,000    GS Superhighway Holdings, Sr. Notes, 10.250% due 8/15/07
                 (b).........................................................         68,375
                 Sea Containers Ltd.:
      270,000    Series A, Sr. Sub. Debentures, 12.500% due 12/1/04..........        304,763
      100,000    Sr. Notes, 7.875% due 2/15/08...............................         98,750
      100,000    Stena Line AB, Sr. Notes, 10.625% due 6/1/08................        101,625
      100,000    TBS Shipping International Ltd., First Mortgage, 10.000% due
                 5/1/05......................................................         91,500
--------------------------------------------------------------------------------------------
                                                                                     765,138
--------------------------------------------------------------------------------------------
                 TOTAL CORPORATE BONDS AND NOTES (Cost -- $17,918,350).......     18,605,391
--------------------------------------------------------------------------------------------

   SHARES                                  SECURITY                                 VALUE
--------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.1%
--------------------------------------------------------------------------------------------
BANKING -- 0.1%
        2,400    California Federal Preferred Capital Corp., Series A,
                 Exchangeable................................................         65,400
--------------------------------------------------------------------------------------------
BROADCASTING-TV, CABLE AND RADIO -- 1.0%
          662    Time Warner, Inc., Series M.................................        736,475
--------------------------------------------------------------------------------------------
                 TOTAL PREFERRED STOCK (Cost -- $797,810)....................        801,875
--------------------------------------------------------------------------------------------
WARRANTS -- 0.1%
--------------------------------------------------------------------------------------------
BROADCASTING-TV, CABLE AND RADIO -- 0.0%
          150    Australis Holdings, Expire 10/30/01 (b)(d)..................              0
          450    UIH Australia, Expire 5/15/06 (d)...........................          5,400
          750    Wireless One Inc., Expire 10/19/00 (d)......................            188
--------------------------------------------------------------------------------------------
                                                                                       5,588
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

   SHARES                                  SECURITY                                 VALUE
--------------------------------------------------------------------------------------------
CELLULAR AND OTHER WIRELESS -- 0.00%
        1,650    Clearnet Communications Inc., Expire 9/15/05 (d)............    $     9,900
--------------------------------------------------------------------------------------------
TELEPHONE/COMMUNICATIONS -- 0.1%
          300    Allegiance Telecom Inc., Expire 2/3/08 (d)..................            750
          400    Colt Telecom Group PLC, Expire 12/31/06 (d).................         78,000
          100    Iridium World Communications, Expire 7/15/05 (d)............          1,400
          200    Metronet Communications, Expire 8/15/07 (d).................          8,000
          600    Nextel Communications Inc., Expire 5/23/99 (d)..............          1,440
          100    Primus Telecom Group, Expire 8/1/04 (d).....................          3,800
          150    RSL Communications Ltd., Expire 11/15/06 (d)................          6,000
--------------------------------------------------------------------------------------------
                                                                                      99,390
--------------------------------------------------------------------------------------------
                 TOTAL WARRANTS (Cost -- $23,939)............................        114,878
--------------------------------------------------------------------------------------------
                 TOTAL HIGH YIELD SECTOR (Cost -- $18,740,099)...............     19,522,144
--------------------------------------------------------------------------------------------

    FACE
   AMOUNT+                                 SECURITY                                 VALUE
--------------------------------------------------------------------------------------------
INTERNATIONAL SECTOR -- 23.5%
--------------------------------------------------------------------------------------------
BONDS -- 23.5%
--------------------------------------------------------------------------------------------
ARGENTINA -- 0.3%
      300,000    Argentina Discount Series L, 6.875% due 3/31/23 (e).........        244,689
--------------------------------------------------------------------------------------------
AUSTRALIA -- 1.1%
      400,000    New South Wales Treasury Corp., 12.000% due 12/1/01.........        297,798
      700,000    Queensland Treasury Corp., 8.000% due 5/14/03...............        478,169
--------------------------------------------------------------------------------------------
                                                                                     775,967
--------------------------------------------------------------------------------------------
CANADA -- 1.2%
      650,000    Government of Canada, 11.750% due 2/1/03....................        555,572
      100,000    International Finance Corp., 7.750% due 8/18/98.............         68,203
      300,000    KFW International Finance, 9.500% due 5/13/02...............        230,865
--------------------------------------------------------------------------------------------
                                                                                     854,640
--------------------------------------------------------------------------------------------
DENMARK -- 2.0%
   10,000,000    Kingdom of Denmark, 4.000% due 2/15/01......................      1,444,671
--------------------------------------------------------------------------------------------
FINLAND -- 0.5%
    2,000,000    Finnish Export, 6.000% due 1/15/99..........................        368,739
--------------------------------------------------------------------------------------------
GERMANY -- 4.9%
    6,000,000    Bundesobligation, 5.000% due 5/21/01........................      3,399,557
      175,000    Esprit Telecom Group PLC, 11.500% due 12/15/07..............         99,861
--------------------------------------------------------------------------------------------
                                                                                   3,499,418
--------------------------------------------------------------------------------------------
IRELAND -- 1.2%
      600,000    Republic of Ireland, 8.000% due 10/18/00....................        896,443
--------------------------------------------------------------------------------------------
ITALY -- 0.5%
  600,000,000    Cert Di Credito Del Tes, 7.400% due 8/1/99 (e)..............        339,130
--------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                     DIVERSIFIED STRATEGIC INCOME PORTFOLIO

    FACE
   AMOUNT+                                 SECURITY                                 VALUE
--------------------------------------------------------------------------------------------
MEXICO -- 0.6%
                 United Mexican States:
      500,000    Series B, 6.250% due 12/31/19 (f)...........................        414,065
--------------------------------------------------------------------------------------------
NEW ZEALAND -- 0.9%
                 New Zealand Government:
      750,000    6.500% due 2/15/00..........................................        385,502
      500,000    10.000% due 3/15/02.........................................        285,183
--------------------------------------------------------------------------------------------
                                                                                     670,685
--------------------------------------------------------------------------------------------
SPAIN -- 2.1%
  200,000,000    Kingdom of Spain, 10.100% due 2/28/01.......................      1,491,998
--------------------------------------------------------------------------------------------
SWEDEN -- 1.8%
   10,000,000    Kingdom of Sweden, 5.500% due 4/12/02 (a)...................      1,297,036
--------------------------------------------------------------------------------------------
UNITED KINGDOM -- 6.4%
      225,000    Dolphin Telecom PLC, step bond to yield 11.625% due
                 6/1/03......................................................        138,965
       75,000    Middleweb PLC, 10.500% due 5/30/08..........................        125,450
      100,000    Texon International PLC, 10.000% due 2/1/08.................         55,402
    2,500,000    United Kingdom Treasury, 8.000% due 12/7/00.................      4,270,392
--------------------------------------------------------------------------------------------
                                                                                   4,590,209
--------------------------------------------------------------------------------------------
                 TOTAL INTERNATIONAL SECTOR (Cost -- $17,318,864)............     16,887,690
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.6%
$   4,050,000    CIBC Wood Gundy Securities Corp., 5.550% due 7/1/98;
                 Proceeds at maturity -- $4,050,624; (Fully collateralized by
                 U.S. Treasury Notes, 6.875% due 7/31/99; Market
                 value -- $4,131,927) (Cost -- $4,050,000)...................      4,050,000
--------------------------------------------------------------------------------------------
                 TOTAL INVESTMENTS -- 100% (Cost -- $70,856,791*)............    $71,943,865
--------------------------------------------------------------------------------------------

(a)  Security is on loan (See Note 16).
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)  Security issued with attached warrants.
(d)  Non-income producing security.
(e)  Variable rate security.
(f)  Security is traded with value recovery rights.
 +   Represents local currency.
 *   Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       18

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                            EQUITY INCOME PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 82.0%
--------------------------------------------------------------------------------------
GAS -- 18.1%
    14,000   Coastal Corp. ..............................................  $   977,375
    20,000   Duke Energy Corp. ..........................................    1,185,000
    30,000   El Paso Natural Gas Co. ....................................    1,147,500
    15,000   Enron Corp. ................................................      810,937
    15,000   Equitable Resources Inc. ...................................      457,500
    25,000   MCN Corp. ..................................................      621,875
    15,000   National Fuel Gas Co. ......................................      653,437
    37,595   Sempra Energy...............................................    1,043,261
    15,000   Southwest Gas Corp. ........................................      366,563
    20,000   Williams Cos. Inc. .........................................      675,000
--------------------------------------------------------------------------------------
                                                                             7,938,448
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 12.8%
    20,000   Endesa -- Sponsored ADR.....................................      432,500
    10,000   General Motors Corp., Class H Shares........................      471,250
    25,000   Mediaone Group, Inc.........................................    1,098,438
    12,000   Nextlink Communications Inc., Class A Shares................      454,500
    15,000   SBC Communications Inc. ....................................      600,000
    20,000   Teleport Communications Group, Inc. (a).....................    1,085,000
       682   U.S. West Media Group (a)...................................       32,054
    30,000   Worldcom Inc. (a) ..........................................    1,453,125
--------------------------------------------------------------------------------------
                                                                             5,626,867
--------------------------------------------------------------------------------------
UTILITIES -- 51.1%
    20,000   American Electric Power Inc. ...............................      907,500
    25,000   BEC Energy..................................................    1,037,500
    25,000   Cinergy Corp. ..............................................      875,000
    25,300   Citizens Utilities Co. .....................................      243,512
    15,000   CMS Energy Corp. ...........................................      660,000
    10,000   Consolidated Edison Co. of New York, Inc. ..................      460,625
    15,000   Consolidated Natural Gas Co. ...............................      883,125
    25,000   DQE Inc. ...................................................      900,000
    35,000   Edison International........................................    1,034,687
    24,000   Energen Corp. ..............................................      483,000
    25,000   Florida Progress Corp. .....................................    1,028,125
    25,000   FPL Group Inc. .............................................    1,575,000
    15,000   Illinova Corp. .............................................      450,000
    20,000   LG & E Energy Corp. ........................................      541,250
    25,000   MDU Resources Group Inc. ...................................      892,188
    25,000   Montana Power Co. ..........................................      868,750
    20,000   New Century Energies Inc. ..................................      908,750
    40,000   Niagara Mohawk Power Co. ...................................      597,500
    40,000   NIPSCO Industries, Inc. ....................................    1,120,000
    34,000   Northern States Power Co. ..................................      973,250
    15,000   Pacificorp. ................................................      339,375
    30,000   Peco Energy Co. ............................................      875,625
    14,500   Pinnacle West Capital Corp. ................................      652,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       19

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                            EQUITY INCOME PORTFOLIO

  SHARES                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
UTILITIES -- 51.1% (CONTINUED)
    15,000   Public Service Enterprises Groups, Inc. ....................  $   516,562
    25,000   SCANA Corp. ................................................      745,312
    25,000   Sierra Pacific Resources....................................      907,812
    25,000   Southern Co. ...............................................      692,188
    30,000   Texas Utilities Co. ........................................    1,248,750
--------------------------------------------------------------------------------------
                                                                            22,417,886
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $25,934,690)....................   35,983,201
--------------------------------------------------------------------------------------

   FACE
  AMOUNT                               SECURITY                               VALUE
--------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 15.4%
$  200,000   Arizona Public Service Co., First Mortgage, 8.000% due
             2/1/25......................................................      214,000
   255,000   Central Illinois Public Service Co., 8.500% due 5/15/22.....      269,981
   250,000   Dayton Power & Light Co., First Mortgage, 8.150% due
             1/15/26.....................................................      272,188
             Duquesne Light Co., First Collateral Trust:
   200,000     8.375% due 5/15/24........................................      210,000
   250,000     7.550% due 6/15/25........................................      262,188
   200,000   Idaho Power Co., First Mortgage, 8.750% due 3/15/27.........      224,250
   500,000   Illinois Power Co., 8.000% due 2/15/23......................      263,125
   300,000   Kentucky Utilities Co., First Mortgage, 8.550% due
             5/15/27.....................................................      345,375
             Madison Gas & Electric Co., First Mortgage:
   200,000     8.500% due 4/15/22........................................      228,250
   500,000     7.700% due 2/15/28........................................      540,625
   250,000   Midwest Power Systems Inc., 8.125% due 2/1/23...............      263,125
             New York State Electric & Gas Corp., First Mortgage:
   250,000     8.300% due 12/15/22.......................................      272,500
   250,000     7.450% due 7/15/23........................................      255,938
   250,000   Pacific Gas & Electric Co., 6.750% due 10/1/23..............      248,750
   500,000   Pennsylvania Power & Light Co., First Mortgage, 8.500% due
             5/1/22......................................................      558,750
   300,000   Public Service Co., Oklahoma, First Mortgage, 7.375% due
             4/1/23......................................................      313,500
   500,000   Texas Utilities Co., First Mortgage, 7.625% due 7/1/25......      522,500
   250,000   Virginia Electric & Power Co., First Mortgage, 7.500% due
             6/1/23......................................................      261,875
   400,000   Wisconsin Electric Power Co., First Mortgage, 7.050% due
             8/1/24......................................................      415,000
   300,000   Wisconsin Power & Light Co., Notes, 8.600% due 3/15/27......      349,125
   425,000   Wisconsin Public Service Corp., First Mortgage, 7.125% due
             7/1/23......................................................      439,344
--------------------------------------------------------------------------------------
             TOTAL CORPORATE BONDS AND NOTES (Cost -- $6,287,649)........    6,730,389
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.6%
 1,141,000   Goldman, Sachs & Co., 5.650% due 7/1/98; Proceeds at
             maturity -- $1,141,179; (Fully collateralized by U.S.
             Treasury Notes, 5.375% due 6/30/00; Market
             value -- $1,164,363) (Cost -- $1,141,000)...................    1,141,000
--------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $33,363,339*)............  $43,854,590
--------------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       20

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
COMMON STOCK -- 95.3%
------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 4.7%
            273            Aeroquip-Vickers, Inc. .....................................    $    15,936
          2,251            Air Products & Chemicals, Inc. .............................         90,040
          2,168            Alcan Aluminum Ltd. ........................................         59,891
          1,863            Allegheny Teledyne, Inc. ...................................         42,616
          5,418            Allied Signal, Inc. ........................................        240,423
          1,654            Aluminum Co. of America.....................................        109,060
          3,527            Applied Materials, Inc. (a).................................        104,046
          1,098            Armco Inc. (a)..............................................          6,999
            382            ASARCO, Inc. ...............................................          8,499
            991            Avery Dennison Corp. .......................................         53,266
          3,595            Barrick Gold Corp. .........................................         68,979
          2,143            Battle Mountain Gold Corp. .................................         12,724
            505            Bemis, Inc. ................................................         20,641
          1,247            Bethlehem Steel Corp. (a) ..................................         15,509
            696            The B.F. Goodrich Co. ......................................         34,539
            533            Boise Cascade Corp. ........................................         17,455
            915            Champion International Corp. ...............................         45,006
            871            Cyprus Amax Minerals Corp. .................................         11,540
          2,173            Dow Chemical Co. ...........................................        210,101
         10,859            E.I. duPont de Nemours & Co. ...............................        810,352
          1,406            Engelhard Corp. ............................................         28,471
            337            FMC Corp. (a)...............................................         22,979
          2,002            Fort James Corp. ...........................................         89,089
          1,856            Freeport-McMoRan Copper & Gold, Inc., Class B Shares........         28,188
            421            General Signal Corp. .......................................         15,156
            883            Georgia Pacific Corp. ......................................         52,041
            580            Great Lakes Chemical Corp. .................................         22,873
            471            Harnischfeger Industries, Inc. .............................         13,335
            927            Hercules, Inc. .............................................         38,122
          2,002            Homestake Mining Co. .......................................         20,770
          1,296            Ikon Office Solutions, Inc. ................................         18,873
          1,588            Inco Ltd. ..................................................         21,636
            468            Inland Steel Industries, Inc. ..............................         13,191
          2,895            International Paper Co. ....................................        124,485
          1,128            ITT Industries, Inc. .......................................         42,159
          5,335            Kimberly-Clark Corp. .......................................        244,743
          1,053            Louisiana Pacific Corp. ....................................         19,217
          1,002            Mead Corp. .................................................         31,813
          5,696            Monsanto Co. ...............................................        318,264
          1,252            Morton International, Inc. .................................         31,300
             81            Nacco Industries, Inc. .....................................         10,469
            641            Nalco Chemical Co. .........................................         22,515
          1,500            Newmont Mining Corp. .......................................         35,437
            837            Nucor Corp. ................................................         38,502
            565            Phelps Dodge Corp. .........................................         32,310
          2,394            Placer Dome, Inc. ..........................................         28,129
            279            Potlatch Corp. .............................................         11,718

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       21

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 4.7% (CONTINUED)
          1,716            PPG Industries, Inc. .......................................    $   119,369
          1,518            Praxair, Inc. ..............................................         71,061
            702            Reynolds Metals Co. ........................................         39,268
            587            Rohm & Hass Co. ............................................         61,011
            799            Sealed Air Corp. (a) .......................................         29,363
            971            Sigma-Aldrich Corp. ........................................         34,106
            959            Stone Container Corp. (a)...................................         14,984
            536            Temple-Inland, Inc. ........................................         28,877
            673            Union Camp Corp. ...........................................         33,397
          1,176            Union Carbide Corp. ........................................         62,769
            826            USX-U.S. Steel Group, Inc. .................................         27,258
            726            W.R. Grace & Co. (a) .......................................         12,387
          4,364            Waste Management, Inc. .....................................        152,740
            983            Westvaco Corp. .............................................         27,769
          1,910            Weyerhaeuser Co. ...........................................         88,218
          1,059            Willamette Industries, Inc. ................................         33,888
            932            Worthington Industries, Inc. ...............................         14,038
------------------------------------------------------------------------------------------------------
                                                                                             4,203,910
------------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 7.2%
            390            Armstrong World Industries, Inc. ...........................         26,276
          9,596            Boeing Co. .................................................        427,621
            237            Briggs & Stratton Corp. ....................................          8,872
          1,766            Browning Ferris Industries, Inc. ...........................         61,368
          3,580            Caterpillar Inc. ...........................................        189,292
          6,827            CBS Corp. ..................................................        216,757
            558            Centex Corp. ...............................................         21,064
            381            Cincinnati Milacron, Inc. ..................................          9,263
          1,159            Cooper Industries, Inc. ....................................         63,672
            439            Crane Co. ..................................................         21,318
            360            Cummins Engine, Inc. .......................................         18,450
          1,006            Dana Corp. .................................................         53,821
          2,398            Deere & Co. ................................................        126,794
          2,139            Dover Corp. ................................................         73,260
            685            Eaton Corp. ................................................         53,258
            606            Echlin, Inc. ...............................................         29,731
          4,258            Emerson Electric Co. .......................................        257,076
            810            Fluor Corp. ................................................         41,310
            374            Foster Wheeler Corp. .......................................          8,017
          1,214            General Dynamics Corp. .....................................         56,451
         31,411            General Electric Co. (b)....................................      2,858,401
          2,391            Illinois Tool Works, Inc. ..................................        159,449
          1,580            Ingersoll-Rand Co. .........................................         69,618
            803            Johnson Controls, Inc. .....................................         45,921
            379            Kaufman & Broad Home Corp. .................................         12,033
          1,869            Lockheed Martin Corp. ......................................        197,880
            828            Moore Corp. Ltd. ...........................................         10,971
            688            Navistar International Corp. (a)............................         19,866

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       22

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
CAPITAL GOODS -- 7.2% (CONTINUED)
            641            Northrop Grumman Corp. .....................................    $    66,103
            520            Owens-Corning Fiberglass Corp. .............................         21,222
            754            Paccar, Inc. ...............................................         39,396
          1,063            Parker-Hannifin Corp. ......................................         40,526
            809            Raychem Corp. ..............................................         23,916
          3,249            Raytheon Co. ...............................................        192,097
          1,925            Rockwell International Corp. ...............................         92,520
            854            Stanley Works...............................................         35,494
          1,576            Textron, Inc. ..............................................        112,979
            535            Thomas & Betts Corp. .......................................         26,348
            605            Timken Co. .................................................         18,641
          1,178            TRW, Inc. ..................................................         64,348
          5,485            Tyco International Ltd. ....................................        345,555
          2,236            United Technologies Corp. ..................................        206,830
            948            W.W. Grainger, Inc. ........................................         47,222
------------------------------------------------------------------------------------------------------
                                                                                             6,471,007
------------------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 2.3%
            919            Black & Decker Corp. .......................................         56,059
          6,216            Chrysler Corp. .............................................        350,427
            738            Cooper Tire & Rubber Co. ...................................         15,221
          2,224            Corning, Inc. ..............................................         77,284
            342            Fleetwood Enterprises, Inc. ................................         13,680
         11,520            Ford Motor Co. .............................................        679,680
          6,783            General Motors Corp. .......................................        453,189
          1,706            Genuine Parts Co. ..........................................         58,963
          1,505            Goodyear Tire & Rubber Co. .................................         96,978
          1,587            Masco Corp. ................................................         96,013
            916            Maytag Corp. ...............................................         45,227
          1,536            Newell Co. .................................................         76,512
            406            Pulte Corp. ................................................         12,129
            589            Snap-On, Inc. ..............................................         21,351
            722            Whirlpool Corp. ............................................         49,637
------------------------------------------------------------------------------------------------------
                                                                                             2,102,350
------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 11.1%
            354            Adolph Coors Co., Class B Shares............................         12,036
          4,698            Anheuser-Busch Cos., Inc. ..................................        221,686
          5,498            Archer-Daniels-Midland Co. .................................        106,523
          1,269            Avon Products, Inc. ........................................         98,347
            291            Ball Corp. .................................................         11,694
            666            Brown-Forman Corp., Class B Shares..........................         42,790
          4,383            Campbell Soup Co. ..........................................        232,846
            726            Case Corp. .................................................         35,029
            990            Clorox Co. .................................................         94,421
         23,737            Coca-Cola Co. (b)...........................................      2,029,513
          2,842            Colgate Palmolive Co. ......................................        250,096
          4,570            Conagra, Inc. ..............................................        144,811

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       23

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 11.1% (CONTINUED)
          1,234            Crown Cork & Seal Co., Inc. ................................    $    58,615
            756            Eastman Chemical Co. .......................................         47,061
          3,113            Eastman Kodak Co. ..........................................        227,443
          1,645            Fortune Brands, Inc. .......................................         63,229
            710            Fruit of The Loom, Inc. (a).................................         23,563
          1,519            General Mills, Inc. ........................................        103,861
         10,749            Gillette Co. ...............................................        609,333
          1,279            Hasbro, Inc. ...............................................         50,280
          1,370            Hershey Foods Corp. ........................................         94,530
          3,514            H.J. Heinz & Co. ...........................................        197,223
          1,043            International Flavors & Fragrances, Inc. ...................         45,305
          3,940            Kellogg Co. ................................................        147,996
            634            Liz Claiborne, Inc. ........................................         33,126
          2,789            Mattel, Inc. ...............................................        118,009
          6,616            McDonald's Corp. ...........................................        456,504
          2,783            Nike, Inc., Class B Shares..................................        135,497
         14,554            PepsiCo, Inc. ..............................................        599,442
         23,259            Philip Morris Cos., Inc. (b)................................        915,823
          2,345            Pioneer Hi-Bred International, Inc. ........................         97,024
            436            Polaroid Corp. .............................................         15,505
         12,885            Procter & Gamble Corp. .....................................      1,173,528
          1,333            Quaker Oats Co. ............................................         73,231
          1,027            Ralston-Purina Group........................................        119,966
            547            Reebok International Ltd. (a)...............................         15,145
          1,432            Rubbermaid, Inc. ...........................................         47,524
            346            Russell Corp. ..............................................         10,444
          4,541            Sara Lee Corp. .............................................        254,012
          1,655            Sherwin Williams Co. .......................................         54,821
          3,420            Seagram Company Ltd. .......................................        140,006
          1,468            Tricon Global Restaurants, Inc. (a).........................         46,517
            585            Tupperware Corp. ...........................................         16,453
          6,146            Unilever NV.................................................        485,149
          1,765            UST, Inc. ..................................................         47,655
          1,169            VF Corp. ...................................................         60,203
          1,113            William Wrigley Jr. Co. ....................................        109,074
------------------------------------------------------------------------------------------------------
                                                                                             9,972,889
------------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 9.5%
              1            Abercrombie & Fitch Co., Class A Shares.....................             44
            548            Alberto-Culver Co., Class B Shares..........................         15,892
          2,354            Albertsons, Inc. ...........................................        121,966
            691            American Greetings Corp., Class A Shares....................         35,197
          2,636            American Stores Co. ........................................         63,758
          1,466            Autozone, Inc. .............................................         46,820
          2,767            Bestfoods...................................................        160,658
            941            Brunswick Corp. ............................................         23,289
          7,773            Cendant Corp. (a)...........................................        162,261
            942            Circuit City Group..........................................         44,156

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       24

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 9.5% (CONTINUED)
          1,552            Cognizant Corp. ............................................    $    97,776
          3,356            Comcast Corp., Class A Shares (Special).....................        136,232
          1,032            Consolidated Stores Corp. (a)...............................         37,410
          2,058            Costco Cos., Inc. (a).......................................        129,782
          3,670            CVS Corp. ..................................................        142,900
          1,429            Darden Restaurants, Inc. ...................................         22,685
          4,202            Dayton-Hudson Corp. ........................................        203,797
            776            Deluxe Corp. ...............................................         27,790
          1,075            Dillards Department Stores, Inc., Class A Shares............         44,545
            924            Dow Jones & Co., Inc. ......................................         51,513
          1,632            Dun & Bradstreet Corp. .....................................         58,956
          1,238            Ecolab, Inc. ...............................................         38,378
          1,441            Equifax, Inc. ..............................................         52,326
          2,017            Federated Department Stores, Inc. (a).......................        108,539
          2,722            Gannett, Inc. ..............................................        193,432
          3,797            Gap, Inc. ..................................................        233,990
            580            Giant Foods, Inc., Class A Shares...........................         24,976
            357            Great Atlantic & Pacific Tea Co., Inc. .....................         11,803
            686            Harcourt General, Inc. .....................................         40,817
            962            Harrah's Entertainment, Inc. (a)............................         22,366
          2,397            Hilton Hotels Corp. ........................................         68,314
          7,024            Home Depot, Inc. ...........................................        583,431
          1,216            Interpublic Group of Cos., Inc. ............................         73,796
          2,394            J.C. Penney Co. ............................................        173,116
            366            Jostens, Inc. ..............................................          8,829
            722            King World Productions, Inc. (a) ...........................         18,411
          4,664            KMart Corp. (a).............................................         89,782
            765            Knight-Ridder, Inc. ........................................         42,122
          2,445            Kroger Co. (a)..............................................        104,829
          3,151            Laidlaw, Inc. ..............................................         38,402
          2,156            Limited, Inc. ..............................................         71,417
          1,103            Loews Corp. ................................................         96,098
            372            Longs Drug Stores Corp. ....................................         10,741
          2,483            Marriott International, Inc. ...............................         80,387
          2,215            May Department Stores Co. ..................................        145,082
            945            McGraw Hill Cos., Inc. .....................................         77,076
            349            Mercantile Stores Co., Inc. ................................         27,549
            509            Meredith Corp. .............................................         23,891
          1,724            Mirage Resorts, Inc. (a)....................................         36,742
            418            National Service Industries, Inc. ..........................         21,265
            924            New York Times Co., Class A Shares..........................         73,227
            743            Nordstrom, Inc. ............................................         57,396
          1,554            Omnicom Group Inc. .........................................         77,505
          1,480            Owen-Illinois, Inc. (a).....................................         66,230
            628            The Pep Boys - Manny, Moe & Jack............................         11,892
          2,477            Rite Aid Corp. .............................................         93,042
          1,402            R.R. Donnelley & Sons Co. ..................................         64,141
          3,768            Sears, Roebuck & Co. .......................................        230,083

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       25

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 9.5% (CONTINUED)
          2,422            Service Corp. International.................................    $   103,843
            191            Springs Industries, Inc. ...................................          8,809
            577            Supervalu, Inc. ............................................         25,604
          3,264            Sysco Corp. ................................................         83,640
          1,000            Tandy Corp. ................................................         53,062
          4,878            Tele-Communications, Inc., Class A Shares (a)...............        187,498
          5,549            Time Warner, Inc. ..........................................        474,092
            855            Times Mirror Co., Class A Shares............................         53,758
          3,086            TJX Cos., Inc. .............................................         74,449
          2,728            Toys 'R' Us, Inc. (a).......................................         64,278
          1,182            Tribune Co. ................................................         81,336
          1,263            Venator Group, Inc. (a).....................................         24,154
          3,393            Viacom, Inc., Class B Shares (a)............................        197,642
         21,560            Wal-Mart Stores, Inc. ......................................      1,309,770
          4,746            Walgreen Co. ...............................................        196,069
          6,477            Walt Disney Co. ............................................        680,489
          1,262            Wendy's International, Inc. ................................         29,657
          1,435            Winn Dixie Stores, Inc. ....................................         73,454
------------------------------------------------------------------------------------------------------
                                                                                             8,540,454
------------------------------------------------------------------------------------------------------
ENERGY -- 7.4%
            885            Amerada Hess Corp. .........................................         48,066
          9,341            Amoco Corp. ................................................        388,819
            579            Anadarko Petroleum Corp. ...................................         38,901
            928            Apache Corp. ...............................................         29,232
            719            Ashland, Inc. ..............................................         37,118
          3,082            Atlantic Richfield Co. .....................................        240,781
          1,628            Baker Hughes, Inc. .........................................         56,267
          1,686            Burlington Resources, Inc. .................................         72,603
          6,306            Chevron Corp. ..............................................        523,792
          1,506            Cinergy Corp. ..............................................         52,710
          1,017            Coastal Corp. ..............................................         70,999
          1,687            Dresser Industries, Inc. ...................................         74,333
            189            Eastern Enterprises.........................................          8,103
         23,667            Exxon Corp. (b).............................................      1,687,752
          2,507            Halliburton Co. ............................................        111,718
            495            Helmerich & Payne, Inc. ....................................         11,013
            463            Kerr McGee Corp. ...........................................         26,796
          1,346            LSI Logic Corp. (a).........................................         31,042
            582            McDermott International, Inc. ..............................         20,042
          7,531            Mobil Corp. ................................................        577,062
          3,258            Occidental Petroleum Corp. .................................         87,966
          1,027            Oryx Energy Co. (a).........................................         22,722
            453            Pennzoil Co. ...............................................         22,933
          2,525            Phillips Petroleum Co. .....................................        121,673
            825            Rowan Cos., Inc. (a)........................................         16,035
         20,580            Royal Dutch Petroleum Co. (b)...............................      1,128,041
          4,775            Schlumberger Ltd. ..........................................        326,192

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       26

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
ENERGY -- 7.4% (CONTINUED)
          1,049            Sonat Inc. .................................................    $    40,517
            916            Sun Company, Inc. ..........................................         35,552
          1,643            Tenneco, Inc. ..............................................         62,536
          5,257            Texaco, Inc. ...............................................        313,777
          2,413            Union Pacific Resources Group, Inc. ........................         42,378
          2,363            Unocal Corp. ...............................................         84,477
          2,778            USX Marathon Group, Inc. ...................................         95,320
            526            Western Atlas, Inc. (a).....................................         44,644
          3,941            Williams Cos., Inc. ........................................        133,008
------------------------------------------------------------------------------------------------------
                                                                                             6,684,920
------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 17.2%
          1,424            Aetna, Inc. ................................................        108,402
          4,113            Allstate Corp. .............................................        376,596
          4,463            American Express Co. .......................................        508,782
          2,435            American General Corp. .....................................        173,341
          6,733            American International Group, Inc. .........................        983,018
          1,607            Aon Corp. ..................................................        112,891
          3,324            Associated First Capital Corp. .............................        255,532
          6,732            Banc One Corp. .............................................        375,729
          2,782            Bank of Boston Corp. .......................................        154,748
          3,616            Bank of New York Co., Inc. .................................        219,446
          6,659            BankAmerica Corp. ..........................................        575,587
            937            Bankers Trust New York Corp. ...............................        108,750
          1,375            BB&T Corp. .................................................         92,984
            510            Beneficial Corp. ...........................................         78,125
          2,555            Charles Schwab Corp. .......................................         83,037
          8,090            Chase Manhattan Corp. ......................................        610,795
          1,637            Chubb Corp. ................................................        131,573
          2,127            CIGNA Corp. ................................................        146,763
          1,591            Cincinnati Financial Corp. .................................         61,054
          4,382            Citicorp....................................................        654,013
          1,507            Comerica, Inc. .............................................         99,838
          1,802            Conseco, Inc. ..............................................         84,243
          1,044            Countrywide Credit Industries, Inc. ........................         52,983
          6,678            Federal Home Loan Mortgage Corp. ...........................        314,283
         10,190            Federal National Mortgage Association.......................        619,042
          2,229            Fifth Third Bancorp.........................................        140,427
          2,792            First Chicago NBD Corp. ....................................        247,441
          4,096            First Data Corp. ...........................................        136,448
          9,277            First Union Corp. ..........................................        540,385
          2,613            Fleet Financial Group, Inc. ................................        218,185
          2,432            Franklin Resources, Inc. ...................................        131,328
            752            General Re Corp. ...........................................        190,632
            542            Golden West Financial Corp. ................................         57,621
          1,313            Green Tree Financial Corp. .................................         56,212
          1,002            H&R Block, Inc. ............................................         42,209
          1,055            H.F. Ahmanson & Co. ........................................         74,905

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       27

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 17.2% (CONTINUED)
          1,136            Hartford Financial Services Group, Inc. ....................    $   129,930
          3,083            Household International, Inc. ..............................        153,379
          1,846            Huntington Bancshares.......................................         61,841
          1,025            Jefferson Pilot.............................................         59,385
          1,703            J.P. Morgan & Co., Inc. ....................................        199,463
          4,226            Keycorp.....................................................        150,551
            973            Lehman Brothers Holding Inc. ...............................         75,468
            985            Lincoln National Corp. .....................................         90,004
          3,362            Lowes Corp. ................................................        136,371
          2,441            Marsh & McLennan Cos., Inc. ................................        147,497
            940            MBIA Inc. ..................................................         70,382
          4,812            MBNA Corp. .................................................        158,796
          2,441            Mellon Bank Corp. ..........................................        169,954
          1,261            Mercantile Bancorp., Inc. ..................................         63,522
          3,198            Merrill Lynch, Inc. ........................................        295,015
          1,098            MGIC Investment Corp. ......................................         62,654
          5,682            Morgan Stanley, Dean Witter, Discover & Co. ................        519,192
          3,149            National City Corp. ........................................        223,579
          9,025            NationsBank Corp. ..........................................        690,412
          1,066            Northern Trust Corp. .......................................         81,282
          7,258            Norwest Corp. ..............................................        271,267
          2,924            PNC Bank Corp. .............................................        157,347
            695            Progressive Corp. ..........................................         97,995
            909            Providian Financial Corp. ..................................         71,413
          1,049            Republic of New York Corp. .................................         66,021
          1,351            SAFECO Corp. ...............................................         61,386
          2,210            St. Paul Cos., Inc. ........................................         92,958
          1,544            State Street Boston Corp. ..................................        107,308
          1,692            Summit Bancorp..............................................         80,370
          1,875            SunAmerica, Inc. ...........................................        107,695
          2,021            Suntrust Bank, Inc. ........................................        164,332
          2,532            Synovus Financial Corp. ....................................         60,135
          1,346            Torchmark Corp. ............................................         61,579
            601            Transamerica Corp. .........................................         69,190
         11,011            Travelers Group, Inc. ......................................        667,541
          7,060            U.S. Bancorp................................................        303,580
          1,333            UNUM Corp. .................................................         73,981
          1,980            Wachovia Corp. .............................................        167,310
          3,711            Washington Mutual, Inc. ....................................        161,196
            832            Wells Fargo & Co. ..........................................        307,008
------------------------------------------------------------------------------------------------------
                                                                                            15,505,637
------------------------------------------------------------------------------------------------------
HEALTH CARE -- 11.3%
         14,692            Abbott Laboratories, Inc. ..................................        600,535
            630            Allergan, Inc. .............................................         29,216
            824            ALZA Corp. (a)..............................................         35,638
         12,472            American Home Products Corp. ...............................        645,426
          2,528            Amgen, Inc. (a).............................................        165,268

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       28

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
HEALTH CARE -- 11.3% (CONTINUED)
            535            Bausch & Lomb, Inc. ........................................    $    26,816
          2,692            Baxter International, Inc. .................................        144,863
          1,171            Becton Dickinson & Co. .....................................         90,898
          1,080            Biomet, Inc. ...............................................         35,707
          1,868            Boston Scientific Corp. (a).................................        133,795
          9,544            Bristol-Myers Squibb Co. ...................................      1,096,963
            546            C.R. Bard, Inc. ............................................         20,782
          1,050            Cardinal Health, Inc. ......................................         98,437
          6,215            Columbia/HCA Healthcare Corp. ..............................        181,011
         10,642            Eli Lilly & Co. ............................................        703,037
          1,442            Guidant Corp. ..............................................        102,832
          3,792            Health South Corp. (a)......................................        101,199
          1,583            Humana, Inc. (a)............................................         49,369
         12,911            Johnson & Johnson...........................................        952,186
            711            Mallinckrodt, Inc. .........................................         21,107
            617            Manor Care, Inc. ...........................................         23,715
          4,501            Medtronic, Inc. ............................................        286,938
         11,501            Merck & Co., Inc. ..........................................      1,538,258
            426            Millipore Corp. ............................................         11,608
          1,211            Pall Corp. .................................................         24,825
         12,415            Pfizer, Inc. ...............................................      1,349,355
          4,861            Pharmacia & Upjohn, Inc. ...................................        224,213
          7,030            Schering-Plough Corp. ......................................        644,123
            809            St. Jude Medical, Inc. (a)..................................         29,781
          2,926            Tenet Healthcare Corp. (a)..................................         91,437
          1,813            United Healthcare Corp. ....................................        115,125
            731            U.S. Surgical Corp. ........................................         33,351
          7,842            Warner Lambert Co. .........................................        544,038
------------------------------------------------------------------------------------------------------
                                                                                            10,151,852
------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 13.7%
          3,400            3Com Corp. (a)..............................................        104,337
            654            Adobe Systems, Inc. ........................................         27,754
          1,379            Advanced Micro Devices, Inc. (a)............................         23,529
          2,474            ALLTEL Corp. ...............................................        115,041
          2,114            AMP, Inc. ..................................................         72,668
            827            Andrew Corp. (a)............................................         14,937
          1,261            Apple Computer Inc. (a).....................................         36,174
            443            Autodesk, Inc. .............................................         17,110
          2,864            Automatic Data Processing, Inc. ............................        208,714
          2,113            Bay Networks, Inc. (a)......................................         68,144
          1,493            Cabletron Systems, Inc. (a).................................         20,062
            692            Ceridian Corp. (a)..........................................         40,655
          9,764            Cisco Systems, Inc. (a).....................................        898,898
         15,861            Compaq Computer Corp. ......................................        450,047
          5,243            Computer Associates International, Inc. ....................        291,314
          1,489            Computer Sciences Corp. (a).................................         95,296
            446            Data General Corp. (a)......................................          6,662

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       29

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 13.7% (CONTINUED)
          6,266            Dell Computer Corp. (a).....................................    $   581,563
          1,123            DSC Communications Corp. (a)................................         33,690
          1,391            DTE Energy Corp. ...........................................         56,161
            437            EG&G Inc. ..................................................         13,110
          4,751            EMC Corp. (a)...............................................        212,904
          3,158            Enron Corp. ................................................        170,729
          1,577            Frontier Corp. .............................................         49,675
          1,478            Gateway 2000, Inc. .........................................         74,823
          1,406            General Instrument Corp. (a)................................         38,225
            767            Harris Corp. ...............................................         34,275
          4,041            HBO & Co. ..................................................        142,445
          9,978            Hewlett-Packard Co. ........................................        597,432
          1,222            Honeywell, Inc. ............................................        102,113
         15,697            Intel Corp. ................................................      1,163,540
          9,334            International Business Machines Corp. ......................      1,071,659
            815            KLA-Tencor Corp. (a)........................................         22,565
          5,613            MediaOne Group, Inc. (a)....................................        246,621
          2,030            Micron Technology, Inc. (a).................................         50,369
         23,367            Microsoft Corp. (a).........................................      2,532,398
          3,918            Minnesota Mining & Manufacturing Co. .......................        322,010
          5,722            Motorola, Inc. .............................................        300,762
          1,586            National Semiconductor Corp. (a)............................         20,915
          2,535            Nextel Communications, Inc. (a).............................         63,058
          5,000            Northern Telecom Ltd. ......................................        283,750
          3,395            Novell, Inc. (a)............................................         43,286
          9,440            Oracle Systems Corp. (a)....................................        231,870
          2,463            Parametric Technology, Inc. (a).............................         66,808
            471            Perkin-Elmer Corp. .........................................         29,290
          2,625            Pitney Bowes, Inc. .........................................        126,328
            765            Scientific-Atlanta, Inc. ...................................         19,411
          2,314            Seagate Technology, Inc. (a)................................         55,102
            252            Shared Medical Systems Corp. ...............................         18,506
          1,804            Silicon Graphics, Inc. (a)..................................         21,873
          3,618            Sun Microsystems, Inc. (a)..................................        157,156
            492            Tektronix, Inc. ............................................         17,404
          1,743            Tellabs, Inc. (a)...........................................        124,842
          3,748            Texas Instruments, Inc. ....................................        218,555
          1,515            Thermo Electron Corp. (a)...................................         51,794
          2,085            Unicom Corp. ...............................................         73,105
          2,392            Unisys Corp. (a)............................................         67,574
          3,127            Xerox Corp. ................................................        317,781
------------------------------------------------------------------------------------------------------
                                                                                            12,316,819
------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.0%
          1,749            AMR Corp. (a)...............................................        145,604
          1,502            Burlington Northern Santa Fe................................        147,477
          2,096            CSX Corp. ..................................................         95,368
            714            Delta Air Lines, Inc. ......................................         92,284

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       30

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.0% (CONTINUED)
          1,408            FDX Corp. ..................................................    $    88,352
          3,630            Norfolk Southern Corp. .....................................        108,219
            744            Ryder Systems, Inc. ........................................         23,482
          2,132            Southwest Airlines Co. .....................................         63,160
          2,378            Union Pacific Corp. ........................................        104,929
            872            U.S. Airways Group, Inc. (a)................................         69,106
------------------------------------------------------------------------------------------------------
                                                                                               937,981
------------------------------------------------------------------------------------------------------
UTILITIES -- 9.9%
          5,416            AirTouch Communications, Inc. (a)...........................        316,497
          1,321            Ameren Corp. ...............................................         52,509
          1,811            American Electric Power, Inc. ..............................         82,174
         10,509            Ameritech Corp. ............................................        471,591
          1,850            Ascend Communications, Inc. (a).............................         91,690
         15,589            AT&T Corp. (b)..............................................        890,521
          1,409            Baltimore Gas & Electric Co. ...............................         43,767
         14,906            Bell Atlantic Corp. ........................................        680,086
          9,518            Bellsouth Corp. ............................................        638,895
          1,441            Carolina Power & Light Co. .................................         62,503
          2,042            Central & Southwestern Corp. ...............................         54,878
          1,180            Clear Channel Communications, Inc. (a)......................        128,767
            798            Columbia Gas System, Inc. ..................................         44,388
          2,257            Consolidated Edison Co. New York, Inc. .....................        103,963
            921            Consolidated Natural Gas Co. ...............................         54,223
          1,850            Dominion Resources, Inc. ...................................         75,387
          3,452            Duke Energy Corp. ..........................................        204,531
          3,670            Edison International........................................        108,494
          2,350            Entergy Corp. ..............................................         67,562
          2,215            FirstEnergy Corp. ..........................................         68,111
          1,742            FPL Group, Inc. ............................................        109,746
          1,221            GPU, Inc. ..................................................         46,169
          9,190            GTE Corp. ..................................................        511,193
          2,708            Houston Industries, Inc. ...................................         83,609
         12,489            Lucent Technology, Inc. ....................................      1,038,928
          6,689            MCI Communications Corp. ...................................        388,798
          1,402            Niagra Mohawk Power Corp. (a)...............................         20,942
            470            Nicor, Inc. ................................................         18,858
          1,422            Northern States Power Co. of Minnesota......................         40,704
            290            Oneok, Inc. ................................................         11,563
          2,865            Pacificorp..................................................         64,820
          2,134            PECO Energy Co. ............................................         62,286
          1,580            Pennsylvania Power & Light..................................         35,846
            341            Peoples Energy Corp. .......................................         13,171
          3,663            PG&E Corp. .................................................        115,613
          2,236            Public Services Enterprise Group, Inc. .....................         77,002
         17,585            SBC Communications, Inc. ...................................        703,400
          1,205            Sempra Energy...............................................         33,426
          6,614            Southern Co. ...............................................        183,125

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       31

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             EQUITY INDEX PORTFOLIO

       SHARES                                        SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
UTILITIES -- 9.9% (CONTINUED)
          4,120            Sprint Corp. ...............................................    $   290,460
          2,363            Texas Utilities Co. ........................................         98,359
          4,623            U.S. West, Inc. (a).........................................        217,281
          9,728            Worldcom, Inc. (a)..........................................        471,200
------------------------------------------------------------------------------------------------------
                                                                                             8,877,036
------------------------------------------------------------------------------------------------------
                           TOTAL COMMON STOCK (Cost -- $66,435,920)....................     85,764,855
------------------------------------------------------------------------------------------------------

        FACE
       AMOUNT                                        SECURITY                                 VALUE
------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.7%
     $3,982,000            Repurchase Agreement -- Goldman, Sachs & Co., 5.645% due
                           7/1/98; Proceeds at maturity -- $3,982,624; (Fully
                           collateralized by U.S. Treasury Notes, 5.375% due 6/30/00;
                           Market value -- $4,063,534).................................      3,982,000
        285,000            U.S. Treasury Bills, 5.030% due 9/17/98 (b).................        281,894
------------------------------------------------------------------------------------------------------
                           TOTAL SHORT-TERM INVESTMENTS (Cost -- $4,263,894)...........      4,263,894
------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100% (Cost -- $70,699,814*)............    $90,028,749
------------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) A portion of this security is segregated by the custodian for futures contract commitments.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       32

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                          GROWTH AND INCOME PORTFOLIO

       SHARES                                        SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
COMMON STOCK -- 94.7%
----------------------------------------------------------------------------------------------------
AEROSPACE -- 1.0%
         9,000             Gulfstream Aerospace Corp. (a)..............................  $   418,500
----------------------------------------------------------------------------------------------------
AIRLINES -- 0.8%
        12,000             Southwest Airlines Co.......................................      355,500
----------------------------------------------------------------------------------------------------
BANKS -- 1.5%
         9,000             State Street Boston Corp. ..................................      625,500
----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.7%
        14,000             W.W. Grainger, Inc. ........................................      697,375
----------------------------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.2%
        20,000             Leggett & Platt, Inc. ......................................      500,000
----------------------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 7.6%
         9,000             Coca-Cola Corp. ............................................      769,500
        10,000             Colgate Palmolive Co. (b)...................................      880,000
        14,000             Kimberly-Clark Corp. .......................................      642,250
        10,000             Procter & Gamble Co. .......................................      910,625
----------------------------------------------------------------------------------------------------
                                                                                           3,202,375
----------------------------------------------------------------------------------------------------
CONSUMER SERVICES -- 2.7%
         8,000             McDonald's Corp. ...........................................      552,000
        10,000             TCA Cable TV, Inc. .........................................      600,000
----------------------------------------------------------------------------------------------------
                                                                                           1,152,000
----------------------------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY -- 6.5%
         7,000             AMP, Inc. (b)...............................................      240,625
        19,000             Electronic Data Systems Corp. ..............................      760,000
        19,000             Hewlett Packard Co. ........................................    1,137,625
        11,000             Motorola, Inc. .............................................      578,188
----------------------------------------------------------------------------------------------------
                                                                                           2,716,438
----------------------------------------------------------------------------------------------------
ENERGY -- 5.0%
        10,000             Exxon Corp. ................................................      713,125
         9,000             Mobil Corp. ................................................      689,625
        14,000             Phillips Petroleum Co. .....................................      674,625
----------------------------------------------------------------------------------------------------
                                                                                           2,077,375
----------------------------------------------------------------------------------------------------
ENTERTAINMENT -- 2.3%
         9,000             Walt Disney Co. ............................................      945,563
----------------------------------------------------------------------------------------------------
FINANCE -- 15.9%
         8,000             Beneficial Corp. ...........................................    1,225,500
        12,000             Chase Manhattan Corp. ......................................      906,000
        18,000             Greenpoint Financial Corp. .................................      677,250
         6,000             J.P. Morgan & Co., Inc. ....................................      702,750
        26,000             KeyCorp.....................................................      926,250


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       33

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                          GROWTH AND INCOME PORTFOLIO

       SHARES                                        SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
FINANCE -- 15.9% (CONTINUED)
        18,000             Mercury General Corp........................................  $ 1,157,625
        14,000             NationsBank Corp. (b).......................................    1,071,000
----------------------------------------------------------------------------------------------------
                                                                                           6,666,375
----------------------------------------------------------------------------------------------------
FOOD -- 1.1%
         9,000             Dole Food Inc. .............................................      447,188
----------------------------------------------------------------------------------------------------
HEALTH TECHNOLOGY -- 6.9%
        15,000             Eli Lilly & Co. ............................................      990,938
        13,000             Johnson & Johnson Corp. ....................................      958,750
         7,000             Merck & Co., Inc. ..........................................      936,250
----------------------------------------------------------------------------------------------------
                                                                                           2,885,938
----------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES -- 1.5%
        12,000             Fluor Corp. (b).............................................      612,000
----------------------------------------------------------------------------------------------------
MACHINERY -- 1.4%
        28,000             Pall Corp. (b)..............................................      574,000
----------------------------------------------------------------------------------------------------
MINERALS -- 0.9%
        25,000             Worthington Industries Inc. ................................      376,563
----------------------------------------------------------------------------------------------------
PROCESS INDUSTRIES -- 3.3%
        11,000             Bemis, Inc. ................................................      449,625
        15,000             M.A. Hanna Co. .............................................      274,688
        12,000             Temple-Inland, Inc. ........................................      646,500
----------------------------------------------------------------------------------------------------
                                                                                           1,370,813
----------------------------------------------------------------------------------------------------
PRODUCER MANUFACTURER -- 7.0%
        14,000             Dana Corp. .................................................      749,000
        12,000             General Electric Co. .......................................    1,092,000
         9,000             Hubbell, Inc., Class B Shares...............................      374,625
         9,000             Minnesota Mining & Manufacturing Co. (b)....................      739,688
----------------------------------------------------------------------------------------------------
                                                                                           2,955,313
----------------------------------------------------------------------------------------------------
REAL ESTATE -- 1.8%
        15,000             Arden Realty Group, Inc.....................................      388,123
        15,000             Kilroy Realty Corp. ........................................      375,000
----------------------------------------------------------------------------------------------------
                                                                                             763,123
----------------------------------------------------------------------------------------------------
RESTAURANT & LODGING -- 1.3%
        11,000             Starwood Hotels & Resorts Trust.............................      531,437
----------------------------------------------------------------------------------------------------
RETAIL -- 6.8%
        13,000             May Department Stores Co. ..................................      851,500
        13,000             Nordstrom Inc. .............................................    1,004,250
        26,000             Rite Aid Corp. (b)..........................................      976,624
----------------------------------------------------------------------------------------------------
                                                                                           2,832,374
----------------------------------------------------------------------------------------------------
TECHNOLOGY SERVICES -- 1.7%
        10,000             Automatic Data Processing, Inc. (b).........................      728,750
----------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       34

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                          GROWTH AND INCOME PORTFOLIO

       SHARES                                        SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.7%
        40,000             LM Ericsson Telephone Co., ADR..............................  $ 1,145,000
----------------------------------------------------------------------------------------------------
TEXTILES -- APPAREL MANUFACTURING -- 1.7%
        14,000             Liz Claiborne, Inc. (b).....................................      731,500
----------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.1%
        17,000             Knightsbridge Tankers Ltd. .................................      454,750
----------------------------------------------------------------------------------------------------
UTILITIES -- 9.3%
        10,000             American Telephone & Telegraph Co. (b)......................      571,250
        18,000             Ameritech Corp. ............................................      807,750
        15,000             Duke Energy Corp. ..........................................      888,750
        14,000             GTE Corp. ..................................................      778,750
        15,000             MCI Communications Corp. ...................................      871,875
----------------------------------------------------------------------------------------------------
                                                                                           3,918,375
----------------------------------------------------------------------------------------------------
                           TOTAL COMMON STOCK (Cost -- $23,079,398)....................   39,684,125
----------------------------------------------------------------------------------------------------
FOREIGN COMMON STOCK -- 0.3%
AUSTRALIA -- 0.3%
        13,526             Broken Hill Properties (Cost -- $183,973)...................      114,341
----------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 1.3%
ENERGY -- 1.3%
         10,044             Unocal Corp., Convertible 7.000% (b)(c)
                             (Cost--$485,250)..........................................      546,143
----------------------------------------------------------------------------------------------------

        FACE
       AMOUNT                                        SECURITY                               VALUE
----------------------------------------------------------------------------------------------------
CORPORATE DEBENTURES -- 3.7%
FINANCIAL SERVICES -- 2.5%
      $500,000             Dean Witter Discover & Co., 6.875% due 3/01/03..............      512,500
       500,000             General Motors Acceptance Corp., 7.000% due 9/15/02.........      515,625
----------------------------------------------------------------------------------------------------
                                                                                           1,028,125
----------------------------------------------------------------------------------------------------
RETAIL TRADE -- 1.2%
       500,000             Limited Inc., 7.800% due 5/15/02............................      520,625
----------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE DEBENTURES (Cost -- $1,559,315).............    1,548,750
----------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100% (Cost -- $25,307,936*)............  $41,893,359
----------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) Security is on loan (See Note 16).
(c) Security is exempt from registration under Rule 144A of Securities Act of 1933. This security may be resold normally to qualified and institutional buyers.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       35

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                           EMERGING GROWTH PORTFOLIO

 SHARES                               SECURITY                               VALUE
-------------------------------------------------------------------------------------
COMMON STOCK -- 95.2%
-------------------------------------------------------------------------------------
AVIATION COMPONENTS -- 0.4%
   2,000    Gulfstream Aerospace Corp. (a)..............................  $    93,000
-------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 0.5%
   1,000    Mueller Industries..........................................       37,125
   1,500    Veritas DGC, Inc. ..........................................       74,906
-------------------------------------------------------------------------------------
                                                                              112,031
-------------------------------------------------------------------------------------
BROADCASTING & CABLE T.V. -- 1.8%
   1,600    Cablevision Systems, Class A Shares.........................      133,600
   2,500    Capstar Broadcasting Corp., Class A Shares (a)..............       62,813
   4,225    Liberty Media Group, Class A Shares.........................      163,983
     900    Univision Communications, Inc. .............................       33,525
-------------------------------------------------------------------------------------
                                                                              393,921
-------------------------------------------------------------------------------------
CAPITAL GOODS/PRODUCTION -- 0.6%
   1,200    Allegiance Corp. ...........................................       61,500
   1,800    Danaher Corp. ..............................................       66,038
-------------------------------------------------------------------------------------
                                                                              127,538
-------------------------------------------------------------------------------------
CHEMICALS -- 0.1%
     800    Solutia Inc. ...............................................       22,950
-------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 3.9%
   3,100    Cambridge Technology Partners Inc. .........................      169,338
   3,100    Ciber, Inc. ................................................      117,800
   1,300    Consolidated Graphics, Inc. ................................       76,700
   3,000    Keane, Inc. (a)(b)..........................................      168,000
   3,500    Outdoor Systems, Inc. ......................................       98,000
   1,950    Paychex Inc. ...............................................       79,341
   2,000    Robert Half International, Inc. (b).........................      111,750
   1,100    Snyder Communications Inc. .................................       48,400
-------------------------------------------------------------------------------------
                                                                              869,329
-------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.4%
   4,300    Lucent Technologies Inc. ...................................      357,706
   1,500    Tellabs, Inc. (a)...........................................      107,438
   2,100    Xylan Corp. (a).............................................       62,606
-------------------------------------------------------------------------------------
                                                                              527,750
-------------------------------------------------------------------------------------
COMMUNICATIONS SERVICES -- 0.2%
     900    IDT Corp. ..................................................       27,056
   1,100    Star Telecommunications Inc. ...............................       24,613
-------------------------------------------------------------------------------------
                                                                               51,669
-------------------------------------------------------------------------------------
CONSTRUCTION -- 0.4%
     700    Southdown, Inc. (a).........................................       49,963

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       36

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                           EMERGING GROWTH PORTFOLIO

 SHARES                               SECURITY                               VALUE
-------------------------------------------------------------------------------------
CONSTRUCTION -- 0.4% (CONTINUED)
   1,000    Stolt Comex Seaway S.A......................................  $    19,375
     500    Stolt Comex Seaway S.A. ADR.................................        8,750
-------------------------------------------------------------------------------------
                                                                               78,088
-------------------------------------------------------------------------------------
CONSUMER DISTRIBUTION -- 17.8%
   2,600    Abercrombie & Fitch Co., Class A Shares.....................      114,400
   2,000    Barnes & Noble, Inc. .......................................       74,875
   1,200    Bed, Bath & Beyond Inc. (a)(b)..............................       62,175
   7,200    Best Buy Co., Inc. .........................................      260,100
   2,500    Borders Group, Inc. (a)(b)..................................       92,500
   4,600    Costco Companies, Inc. (c)..................................      290,088
   2,400    CVS Corp. ..................................................       93,450
   4,800    Dayton Hudson Corp. ........................................      232,800
   2,625    Dollar General Corp. .......................................      103,852
   1,800    Dollar Tree Stores Inc. (c).................................       73,125
   7,200    Family Dollar Stores, Inc. .................................      133,200
   1,400    The Finish Line, Class A Shares.............................       39,375
   3,600    Fred Meyer, Inc. ...........................................      153,000
   2,250    Gap, Inc. ..................................................      138,656
   2,200    General Nutrition Cos., Inc., Class A Shares (b)............       68,475
     900    Goody's Family Clothing Inc. (a)............................       49,388
   1,700    Home Depot Inc. (c).........................................      141,206
   1,700    Just For Feet Inc. .........................................       48,450
   3,000    KMart Corp. (b).............................................       57,750
   3,200    Kohl's Corp. (b)............................................      166,000
   4,300    Linens 'N Things Inc. ......................................      131,419
   6,600    Loews Cos. .................................................      267,713
   2,100    Pacific Sunwear of California (a)...........................       73,500
   3,500    Proffitt's, Inc. (a)........................................      141,313
   1,500    Ross Stores, Inc. ..........................................       64,500
   4,100    Safeway, Inc. ..............................................      166,819
   1,400    Stage Stores, Inc. .........................................       63,350
   5,200    Staples Inc. (b)(c).........................................      150,475
   8,200    TJX Cos., Inc. .............................................      197,825
   1,000    Tommy Hilfiger Corp. (b)....................................       62,500
     500    Warnaco Group Inc. .........................................       21,219
   2,700    Whole Foods Market, Inc. ...................................      163,350
   2,400    Williams-Sonoma, Inc. ......................................       76,350
-------------------------------------------------------------------------------------
                                                                            3,973,198
-------------------------------------------------------------------------------------
CONSUMER DURABLES -- 2.2%
   1,100    Federal Mogul Corp. (a).....................................       74,250
     750    Gemstar International Group Ltd. ...........................       28,078
   1,000    General Instrument Corp. (b)................................       27,188
   2,600    Gentex Corp. ...............................................       47,125
   3,000    Herman Miller, Inc. ........................................       72,938
   3,100    Interface Inc., Class A Shares..............................       62,581
   1,000    Mail-Well, Inc..............................................       21,688

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       37

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                           EMERGING GROWTH PORTFOLIO

 SHARES                               SECURITY                               VALUE
-------------------------------------------------------------------------------------
CONSUMER DURABLES -- 2.2% (CONTINUED)
   2,100    Maytag Corp.................................................  $   103,688
   1,300    Twinlab Corp................................................       56,794
-------------------------------------------------------------------------------------
                                                                              494,330
-------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 1.2%
     900    Canadaigua Brands, Inc., Class A Shares.....................       44,269
   3,000    Jones Apparel Group, Inc....................................      109,688
   1,900    Westpoint Stevens, Inc......................................       62,700
   2,200    Wolverine World Wide, Inc...................................       47,713
-------------------------------------------------------------------------------------
                                                                              264,370
-------------------------------------------------------------------------------------
CONSUMER SERVICES -- 3.3%
   1,100    American Disposal Services..................................       51,563
   2,400    Apollo Group, Inc., Class A Shares (c)......................       79,350
   9,500    Chancellor Media Corp. .....................................      471,734
     900    Concord EFS, Inc. ..........................................       23,513
   2,000    Jacor Communications, Inc. (a)..............................      118,000
-------------------------------------------------------------------------------------
                                                                              744,160
-------------------------------------------------------------------------------------
ELECTRONICS -- 1.1%
     500    Kuhlam Corp.................................................       19,781
   2,100    Lernout & Hauspie Speech (a)................................      125,344
   3,100    Vitesse Semiconductors Corp. (b)............................       95,713
-------------------------------------------------------------------------------------
                                                                              240,838
-------------------------------------------------------------------------------------
ENERGY -- 1.9%
   1,000    Coflexip SA ADR.............................................       61,125
   1,500    Cooper Cameron Corp.........................................       76,500
   1,500    Global Industries Ltd.......................................       25,313
   3,600    Marine Drilling Co., Inc....................................       57,600
   1,500    National Oilwell Inc........................................       40,219
   1,800    Rowan Cos., Inc.............................................       34,988
   6,200    Varco International, Inc. (b)...............................      122,838
-------------------------------------------------------------------------------------
                                                                              418,583
-------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 8.2%
     800    AmeriCredit Corp............................................       28,550
   1,200    AmSouth Bancorporation (a)..................................       47,175
     800    Associates First Captial Corp...............................       61,500
     500    Bank United Corp., Class A Shares...........................       23,938
   2,200    Capital One Financial Corp..................................      273,213
   1,900    Comdisco, Inc...............................................       36,100
   2,050    Dime Bancorp, Inc...........................................       61,372
   1,350    Federal Home Loan Mortgage Corp.............................       63,534
     750    Fifth Third Bancorp.........................................       47,250
   3,200    Finova Group, Inc...........................................      181,200
   1,200    Fleet Financial Group, Inc..................................      100,200
   1,550    Lehman Brothers Holdings Inc................................      120,222
     400    National Commerce Bancorp...................................       16,750

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       38

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                           EMERGING GROWTH PORTFOLIO

 SHARES                               SECURITY                               VALUE
-------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 8.2% (CONTINUED)
   2,400    North Fork Bancorporation, Inc. ............................  $    58,650
   1,600    Northern Trust Corp. (a)....................................      122,000
   3,000    Providian Financial Corp. ..................................      235,688
     500    Silicon Valley Bancshares...................................       17,797
   1,050    SouthTrust Corp. ...........................................       45,675
   1,100    Star Banc Corp. ............................................       70,263
   1,100    State Street Boston Corp. ..................................       76,450
   1,400    SunAmerica Inc. (c).........................................       80,413
   1,000    Zions BanCorp. .............................................       53,125
-------------------------------------------------------------------------------------
                                                                            1,821,065
-------------------------------------------------------------------------------------
HEALTH CARE -- 10.9%
   1,000    Arterial Vascular Engineering, Inc. ........................       35,750
     700    Boston Scientific Corp. ....................................       50,138
   1,900    ESC Medical Systems, Ltd. ..................................       64,125
     600    Guidant Corp. ..............................................       42,788
  22,300    HBO & Co. ..................................................      786,075
   4,500    Health Management Associates, Inc., Class A Shares..........      150,469
   1,300    Healthcare Financial Partners...............................       79,706
   1,500    McKesson Corp. (c)..........................................      121,875
   1,000    MiniMed, Inc. ..............................................       52,375
   4,100    Omnicare, Inc. (a)..........................................      156,313
   2,900    Quintiles Transnational Corp. (a)...........................      142,644
   3,000    Rexall Sundown, Inc. (a)....................................      105,750
   5,100    Safeskin Corp. (a)..........................................      209,738
   1,400    Steris Corp. ...............................................       89,031
   1,800    Sybron International Corp. (a)..............................       45,450
   3,300    Total Renal Care Holdings, Inc. (b).........................      113,850
   1,100    Universal Health Services, Class B Shares...................       64,213
   1,700    Warner-Lambert Co. .........................................      117,938
-------------------------------------------------------------------------------------
                                                                            2,428,228
-------------------------------------------------------------------------------------
INSURANCE -- 1.8%
     300    Annuity & Life Re Holdings, Ltd. ...........................        6,638
     800    CMAC Investment Corp. ......................................       49,200
     500    Equitable Cos., Inc. .......................................       37,469
     800    Everest Reinsurance Holdings, Inc. (a)......................       30,750
   1,987    Marsh & McLennan Cos., Inc. ................................      120,120
   1,050    Mercury General Corp. ......................................       67,528
   1,500    Protective Life Corp. ......................................       55,031
     300    Transatlantic Holdings, Inc. ...............................       23,194
-------------------------------------------------------------------------------------
                                                                              389,930
-------------------------------------------------------------------------------------
MEDIA -- 3.5%
   2,600    Clear Channel Communications, Inc. (c)......................      283,725
   1,900    Interpublic Group of Cos., Inc. (a).........................      115,306
   2,800    Meredith Corp. .............................................      131,425

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       39

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                           EMERGING GROWTH PORTFOLIO

 SHARES                               SECURITY                               VALUE
-------------------------------------------------------------------------------------
MEDIA -- 3.5% (CONTINUED)
   1,400    New York Times Co., Class A Shares (a)......................  $   110,950
   3,000    Omnicom Group...............................................      149,625
-------------------------------------------------------------------------------------
                                                                              791,031
-------------------------------------------------------------------------------------
MOTION PICTURES -- 0.5%
   1,800    Viacom Inc., Class B Shares (a).............................      104,850
-------------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.3%
     700    Medicis Pharmaceutical Corp. ...............................       25,550
   3,000    Mylan Laboratories (c)......................................       90,188
   5,000    NBTY Inc. ..................................................       91,875
   1,700    Watson Pharmaceuticals, Inc. (b)............................       79,369
-------------------------------------------------------------------------------------
                                                                              286,982
-------------------------------------------------------------------------------------
PRODUCER MANUFACTURING -- 2.1%
   4,500    Allied Waste Industries, Inc. (a)...........................      108,000
   2,700    Newpark Resources, Inc. ....................................       30,038
   4,000    Tyco International Ltd. (a).................................      252,000
   1,800    U.S.A. Waste Service Inc. (a)(b)............................       88,875
-------------------------------------------------------------------------------------
                                                                              478,913
-------------------------------------------------------------------------------------
RECREATIONAL ACTIVITIES -- 1.1%
   2,000    Carnival Corp., Class A Shares..............................       79,250
   1,600    Royal Caribbean Cruises Ltd. ...............................      127,200
   1,000    SFX Entertainment Inc., Class A Shares......................       45,875
-------------------------------------------------------------------------------------
                                                                              252,325
-------------------------------------------------------------------------------------
TECHNOLOGY -- 25.0%
   2,700    Advanced Fibre Communications, Inc. (a)(b)..................      108,169
   1,300    Affiliated Computer Services, Class A Shares (a)............       50,050
   4,300    AirTouch Communications, Inc., Series A.....................      251,281
   5,500    America Online, Inc. (b)(c).................................      583,000
     500    Aspect Development, Inc. ...................................       37,813
     800    Aspen Technology Inc. ......................................       40,400
   8,600    BMC Software Inc. (b)(c)....................................      446,663
   4,700    CBT Group PLC ADR...........................................      251,450
   1,500    Cisco Systems Inc. .........................................      138,094
   2,000    Citrix Systems, Inc. .......................................      136,750
  10,300    Compuware Corp. (b).........................................      526,588
  10,450    Dell Computer Corp. ........................................      969,891
     500    Documentum Inc. ............................................       24,000
   7,000    EMC Corp. ..................................................      313,688
     750    Engineering Animation Inc. .................................       45,750
   1,600    Envoy Corp. (a).............................................       75,800
   2,500    Information Management Resources, Inc. .....................       84,531
     400    JDA Software Group, Inc. ...................................       17,500
   3,500    Legato Systems, Inc. (a)....................................      136,500
   1,500    Lexmark International Group, Inc., Class A Shares...........       91,500
   1,600    Mastech Corp. ..............................................       45,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       40

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                           EMERGING GROWTH PORTFOLIO

 SHARES                               SECURITY                               VALUE
-------------------------------------------------------------------------------------
TECHNOLOGY -- 25.0% (CONTINUED)
     800    Mercury Interactive Corp. ..................................  $    35,700
   2,500    PeopleSoft, Inc. (b)........................................      117,500
   2,100    Saville Systems Ireland PLC ADR.............................      105,263
   2,500    Siebel Systems Inc. ........................................       80,625
   2,400    Sterling Software, Inc. (b).................................       70,950
   3,100    SunGard Data Systems, Inc. (a)(b)...........................      118,963
   1,200    Sunstrand Corp. ............................................       68,700
   1,300    Synopsys, Inc. (b)(c).......................................       59,475
   1,400    Tekelec.....................................................       62,650
   1,500    Uniphase Corp. .............................................       94,172
   2,700    Veritas Software Corp. .....................................      111,713
   2,000    Visio Corp. ................................................       95,500
   1,100    Yahoo, Inc. ................................................      173,250
-------------------------------------------------------------------------------------
                                                                            5,568,879
-------------------------------------------------------------------------------------
TRANSPORTATION -- 2.4%
   2,000    Alaska Air Group Inc. ......................................      109,125
   2,100    America West Holdings Corp. ................................       59,983
   1,000    ASA Holdings Inc. ..........................................       49,625
   1,050    Comair Holdings Inc. .......................................       32,419
   2,000    Continental Airlines, Inc., Class B Shares (b)..............      121,750
   2,100    USAIR Group, Inc. (a).......................................      166,400
-------------------------------------------------------------------------------------
                                                                              539,302
-------------------------------------------------------------------------------------
UTILITIES -- 0.6%
   2,500    AES Corp. (a)...............................................      131,406
-------------------------------------------------------------------------------------
            TOTAL COMMON STOCK (Cost -- $13,900,528)....................   21,204,666
-------------------------------------------------------------------------------------
WARRANTS -- 0.1%
ENERGY -- 0.1%
     900    BJ Services Co. (Cost -- $4,275)............................       28,238
-------------------------------------------------------------------------------------

  FACE
 AMOUNT                               SECURITY                               VALUE
-------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 4.7%
$150,000    U.S. Treasury Bills, 4.70% due 7/9/98 (d)...................      149,843
 150,000    U.S. Treasury Bills, 4.81% due 8/27/98 (d)..................      148,845
 400,000    U.S. Treasury Bills, 4.90% due 9/10/98 (d)..................      396,148
 100,000    U.S. Treasury Bills, 4.88% due 9/17/98 (d)..................       98,942
 150,000    U.S. Treasury Bills, 4.77% due 9/24/98 (d)..................      148,285
 100,000    U.S. Treasury Bills, 4.80% due 9/24/98 (d)..................       98,858
-------------------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
            (Cost -- $1,040,956)........................................    1,040,921
-------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $14,945,759*)............  $22,273,825
-------------------------------------------------------------------------------------

(a) Security is on loan (See Note 16).

(b) Non-income producing security.

(c) A portion of the security is on loan (See Note 16).

(d) Rate represents annualized yield to maturity.

 *  Aggregate cost for Federal income tax purposes is substantially the same.
                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       41

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                         INTERNATIONAL EQUITY PORTFOLIO

       SHARES                                     SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
COMMON STOCK -- 100.0%
-------------------------------------------------------------------------------------------------
AUSTRALIA -- 2.1%
         87,723         Coca Cola Amatil Ltd. (b)...................................  $   586,728
-------------------------------------------------------------------------------------------------
AUSTRIA -- 1.3%
          6,000         Wolford AG..................................................      380,344
-------------------------------------------------------------------------------------------------
CAYMAN ISLANDS -- 1.6%
         15,000         Santa Fe International Corp. ...............................      453,767
-------------------------------------------------------------------------------------------------
DENMARK -- 3.5%
         10,000         Coloplast A/S, Class B Shares...............................      981,532
-------------------------------------------------------------------------------------------------
FINLAND -- 3.9%
         15,000         Nokia OYJ, Class A Shares...................................    1,088,437
-------------------------------------------------------------------------------------------------
FRANCE -- 1.0%
          4,000         Sidel S.A. .................................................      291,101
-------------------------------------------------------------------------------------------------
GERMANY -- 2.5%
          6,000         SGL Carbon AG...............................................      701,385
-------------------------------------------------------------------------------------------------
HONG KONG -- 3.3%
        348,491         Hong Kong & China Gas Co. Ltd. .............................      395,777
                        Hong Kong & China Gas Co. Ltd. Warrants, Expires 9/30/99
         15,840         (a).........................................................        1,083
        100,000         Hutchison Whampoa Ltd. .....................................      527,837
-------------------------------------------------------------------------------------------------
                                                                                          924,697
-------------------------------------------------------------------------------------------------
IRELAND -- 12.1%
         60,000         Bank of Ireland.............................................    1,226,112
        202,389         Independent Newspapers PLC..................................    1,086,898
         20,000         Iona Technology (b).........................................      710,000
         25,581         Irish Continental Group PLC.................................      410,352
-------------------------------------------------------------------------------------------------
                                                                                        3,433,362
-------------------------------------------------------------------------------------------------
ITALY -- 5.8%
        250,000         Istituto Nazionale delle Assicurazioni (b)..................      712,075
        150,000         Telecom Italia Mobile S.p.A. ...............................      915,248
-------------------------------------------------------------------------------------------------
                                                                                        1,627,323
-------------------------------------------------------------------------------------------------
JAPAN -- 7.7%
         11,000         Murata Manufacturing Co., Ltd. .............................      356,666
          3,000         Noritsu Koki Co. Ltd. ......................................       67,010
          3,000         Shohkoh Fund & Co., Ltd. ...................................      737,111
          6,500         Sony Corp. .................................................      559,678
         28,000         Terumo Corp. (b)............................................      443,852
-------------------------------------------------------------------------------------------------
                                                                                        2,164,317
-------------------------------------------------------------------------------------------------
NETHERLANDS -- 9.9%
         25,000         Getronics N.V. .............................................    1,296,578
         10,158         IHC Caland N.V. ............................................      571,768
         50,000         ING Groep N.V. Warrants, Expire 3/15/01.....................      921,738
-------------------------------------------------------------------------------------------------
                                                                                        2,790,084
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       42

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                         INTERNATIONAL EQUITY PORTFOLIO

       SHARES                                     SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
NORWAY -- 4.2%
         40,000         Tomra Systems ASA...........................................  $ 1,198,931
-------------------------------------------------------------------------------------------------
PANAMA -- 2.2%
         20,000         Panamerican Beverages Inc., Class A Shares (b)..............      628,750
-------------------------------------------------------------------------------------------------
SPAIN -- 2.1%
          7,000         Banco Popular Espanol SA....................................      598,079
-------------------------------------------------------------------------------------------------
SWEDEN -- 10.8%
         21,333         Astra AB, Class A Shares....................................      436,034
          5,333         Astra AB, Class B Shares....................................      106,333
         25,000         Autoliv Inc. ...............................................      790,625
          5,000         Munters AB..................................................       54,546
         34,000         Nobel Biocare AB............................................      507,341
         40,000         Telefonaktiebolaget LM Ericsson, Class B Shares.............    1,168,666
-------------------------------------------------------------------------------------------------
                                                                                        3,063,545
-------------------------------------------------------------------------------------------------
SWITZERLAND -- 2.9%
            500         Novartis AG, Registered Shares..............................      832,014
-------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 23.1%
        125,000         Boxmore International PLC...................................      539,134
        150,000         Capita Group PLC............................................    1,290,169
         20,000         Eidos PLC (a)...............................................      276,971
         50,000         Hays PLC....................................................      839,256
         20,068         Misys PLC...................................................    1,141,452
          5,200         Reuters Group PLC...........................................      356,200
         80,000         SEMA Group PLC..............................................      951,046
         50,000         Serco Group PLC.............................................    1,151,266
-------------------------------------------------------------------------------------------------
                                                                                        6,545,494
-------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $16,570,725*)............  $28,289,890
-------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) A portion of this security is on loan (See Note 16).
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       43

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

                                                                                  DIVERSIFIED
                                                                    MONEY          STRATEGIC
                                                                    MARKET          INCOME
                                                                  PORTFOLIO        PORTFOLIO
---------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................      $4,410,222      $70,856,791
  Foreign currency, at cost.................................              --               --
---------------------------------------------------------------------------------------------
  Investments, at value.....................................      $4,410,222      $71,943,865
  Foreign currency, at value................................              --               --
  Cash......................................................             520          489,557
  Collateral for securities on loan (Note 16)...............              --        2,150,850
  Receivable for securities sold............................              --        2,424,549
  Receivable from manager...................................           6,828               --
  Dividends and interest receivable.........................           6,068          849,579
  Receivable for open forward foreign currency contracts
     (Note 7)...............................................              --          125,622
  Deferred organization costs...............................              --               --
  Other assets..............................................              --               --
---------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................       4,423,638       77,984,022
---------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable..........................              --           29,028
  Dividends payable.........................................           8,669               --
  Administration fees payable...............................           4,232           12,901
  Payable for securities purchased..........................              --               --
  Payable to bank...........................................              --               --
  Payable for securities on loan (Note 16)..................              --        2,150,850
  Payable for open forward foreign currency contracts (Note
     7).....................................................              --          158,550
  Accrued expenses..........................................           2,938           44,775
  Other liabilities.........................................              --              622
---------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................          15,839        2,396,726
---------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $4,407,799      $75,587,296
---------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares...............................      $    4,408      $     7,112
  Capital paid in excess of par value.......................       4,403,391       71,683,394
  Undistributed (overdistributed) net investment income.....              --        2,104,237
  Accumulated net realized gain (loss) on security
     transactions and futures contracts.....................              --          753,718
  Net unrealized appreciation of investments, futures
     contracts and foreign currencies.......................              --        1,038,835
---------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................      $4,407,799      $75,587,296
---------------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................       4,407,799        7,112,422
---------------------------------------------------------------------------------------------
NET ASSET VALUE.............................................           $1.00           $10.63
---------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       44

<PG$PCN>

---------------------------------------------------------
                                            JUNE 30, 1998

  EQUITY           EQUITY           GROWTH          EMERGING        INTERNATIONAL
  INCOME            INDEX          & INCOME          GROWTH            EQUITY
 PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
---------------------------------------------------------------------------------
$33,363,339      $70,699,814      $25,307,936      $14,945,759       $16,570,725
         --               --               --               --            59,955
---------------------------------------------------------------------------------
$43,854,590      $90,028,749      $41,893,359      $22,273,825       $28,289,890
         --               --               --               --            60,439
        650              189               --           69,352           466,786
         --               --        7,616,063        5,769,851         2,078,382
         --               --          508,795          107,837            59,469
         --               --               --               --                --
    226,242           87,663           83,799            5,536            44,535
         --               --               --               --                 4
         --               --               --            1,422             1,324
         --           43,151               --               --                --
---------------------------------------------------------------------------------
 44,081,482       90,159,752       50,102,016       28,227,823        31,000,829
---------------------------------------------------------------------------------
     17,603           20,492           16,563           12,654            21,190
         --               --               --               --                --
      7,868            8,066            7,362            4,653             4,987
         --           31,394          177,954           77,050                --
         --               --          162,571               --                --
         --               --        7,616,063        5,769,851         2,078,382
         --               --               --               --             1,841
     16,890               --           58,711           14,160            80,978
         --               --               --               --                --
---------------------------------------------------------------------------------
     42,361           59,952        8,039,224        5,878,368         2,187,378
---------------------------------------------------------------------------------
$44,039,121      $90,099,800      $42,062,792      $22,349,455       $28,813,451
---------------------------------------------------------------------------------
$     2,902      $     3,287      $     2,303      $     1,279       $     2,066
 29,962,973       70,080,134       22,543,039       12,702,959        17,967,604
    784,559          421,682          299,829          (82,974)         (416,005)
  2,797,436          264,791        2,632,198        2,400,125          (455,943)
 10,491,251       19,329,906       16,585,423        7,328,066        11,715,729
---------------------------------------------------------------------------------
$44,039,121      $90,099,800      $42,062,792      $22,349,455       $28,813,451
---------------------------------------------------------------------------------
  2,901,749        3,286,608        2,302,867        1,279,055         2,066,434
---------------------------------------------------------------------------------
     $15.18           $27.41           $18.27           $17.47             $13.94
---------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       45

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                                    DIVERSIFIED
                                                                     MONEY           STRATEGIC
                                                                    MARKET            INCOME
                                                                   PORTFOLIO         PORTFOLIO
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................       $119,644         $2,478,291
  Dividends.................................................             --             43,393
  Less: Foreign withholding tax.............................             --                 --
-----------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................        119,644          2,521,684
-----------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3).........................          6,347            155,378
  Audit and legal...........................................          5,550              8,965
  Custody...................................................          4,350              8,329
  Shareholder and system servicing fees.....................          4,335              7,889
  Administration fees (Note 3)..............................          4,232             69,057
  Shareholder communications................................            781              8,806
  Trustees' fees............................................            650              3,137
  Amortization of deferred organization costs...............             --                 --
  Pricing service fees......................................             --              6,613
  Other.....................................................             --              5,628
-----------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................         26,245            273,802
  Less: Investment advisory and administration fee waiver
     (Note 3)...............................................             --                 --
-----------------------------------------------------------------------------------------------
  NET EXPENSES..............................................         26,245            273,802
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)................................         93,399          2,247,882
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, AND FOREIGN CURRENCIES (NOTES 4, 5 AND 7):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term
      securities*)..........................................              8            855,940
     Futures contracts......................................             --                 --
     Foreign currency transactions..........................             --           (135,673)
-----------------------------------------------------------------------------------------------
  NET REALIZED GAIN.........................................              8            720,267
-----------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments,
  Futures Contracts and Foreign Currencies:
     Beginning of period....................................             --          1,460,585
     End of period..........................................             --          1,038,835
-----------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET UNREALIZED APPRECIATION........             --           (421,750)
-----------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN
  CURRENCIES................................................              8            298,517
-----------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................       $ 93,407         $2,546,399
-----------------------------------------------------------------------------------------------

* Represents net realized gains only from short-term securities for the Money Market Portfolio.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       46

<PG$PCN>

---------------------------------------------------------
                   FOR THE SIX MONTHS ENDED JUNE 30, 1998

       EQUITY           EQUITY             GROWTH            EMERGING         INTERNATIONAL
       INCOME            INDEX            & INCOME            GROWTH             EQUITY
      PORTFOLIO        PORTFOLIO          PORTFOLIO         PORTFOLIO           PORTFOLIO
-------------------------------------------------------------------------------------------
$      327,002        $    77,162        $   62,029         $   21,383         $   32,647
       628,937            432,931           406,116             23,658            211,731
            --                 --            (1,901)                --            (22,293)
-------------------------------------------------------------------------------------------
       955,939            510,093           466,244             45,041            222,085
-------------------------------------------------------------------------------------------
       100,344             44,494            96,579             77,595            122,882
         7,340              9,800             8,902              7,039              8,621
         1,289             50,000             1,730              8,902             25,693
         5,933              6,100             2,472              5,439              7,137
        44,597             17,798            42,924             20,692             28,914
         4,945              8,000             5,933              3,968              5,709
         4,047              2,300             3,117              1,633              2,684
            --                 --                --              1,423              1,600
         1,484                 --                --                 --              3,996
            --              3,000             3,462                147              1,143
-------------------------------------------------------------------------------------------
       169,979            141,492           165,119            126,838            208,379
            --            (54,252)               --                 --                 --
-------------------------------------------------------------------------------------------
       169,979             87,240           165,119            126,838            208,379
-------------------------------------------------------------------------------------------
       785,960            422,853           301,125            (81,797)            13,706
-------------------------------------------------------------------------------------------
     2,797,449            189,267         2,632,249          2,400,098          2,672,065
            --             96,317                --                 --                 --
            --                 --                --                 --             (1,631)
-------------------------------------------------------------------------------------------
     2,797,449            285,584         2,632,249          2,400,098          2,670,434
-------------------------------------------------------------------------------------------
    10,461,775         11,389,699        15,032,970          5,450,266          9,345,681
    10,491,251         19,329,906        16,585,423          7,328,066         11,715,729
-------------------------------------------------------------------------------------------
        29,476          7,940,207         1,552,453          1,877,800          2,370,048
-------------------------------------------------------------------------------------------
     2,826,925          8,225,791         4,184,702          4,277,898          5,040,482
-------------------------------------------------------------------------------------------
$    3,612,885        $ 8,648,644        $4,485,827         $4,196,101         $5,054,188
-------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       47

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                                   DIVERSIFIED
                                                                     MONEY          STRATEGIC
                                                                    MARKET           INCOME
                                                                   PORTFOLIO        PORTFOLIO
----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................      $    93,399      $ 2,247,882
  Net realized gain.........................................                8          720,267
  Increase (decrease) in net unrealized appreciation........               --         (421,750)
----------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................           93,407        2,546,399
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................          (93,400)      (4,468,175)
  Net realized gains........................................               --               --
----------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................          (93,400)      (4,468,175)
----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 17):
  Net proceeds from sale of shares..........................        3,243,802       17,749,427
  Net asset value of shares issued for reinvestment of
     dividends..............................................           95,049        4,468,175
  Cost of shares reacquired.................................       (3,683,595)      (7,266,071)
----------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................         (344,744)      14,951,531
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................         (344,737)      13,029,755
NET ASSETS:
  Beginning of period.......................................        4,752,536       62,557,541
----------------------------------------------------------------------------------------------
  END OF PERIOD*............................................      $ 4,407,799      $75,587,296
----------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment
  income of:                                                               --       $2,104,237
----------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       48

<PG$PCN>

---------------------------------------------------------
                   FOR THE SIX MONTHS ENDED JUNE 30, 1998

      EQUITY           EQUITY           GROWTH          EMERGING        INTERNATIONAL
      INCOME            INDEX          & INCOME          GROWTH            EQUITY
     PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
-------------------------------------------------------------------------------------
    $   785,960      $   422,853      $   301,125      $   (81,797)      $    13,706
      2,797,449          285,584        2,632,249        2,400,098         2,670,434
         29,476        7,940,207        1,552,453        1,877,800         2,370,048
-------------------------------------------------------------------------------------
      3,612,885        8,648,644        4,485,827        4,196,101         5,054,188
-------------------------------------------------------------------------------------
     (1,898,808)        (249,653)        (672,149)              --          (121,294)
     (1,821,198)        (658,235)      (3,971,344)      (3,312,304)               --
-------------------------------------------------------------------------------------
     (3,720,006)        (907,888)      (4,643,493)      (3,312,304)         (121,294)
-------------------------------------------------------------------------------------
        444,572       51,915,795          882,319          603,425         1,176,659
      3,720,006          907,888        4,643,494        3,312,304           121,294
     (6,092,370)      (5,815,943)      (6,519,297)      (2,454,514)       (5,764,776)
-------------------------------------------------------------------------------------
     (1,927,792)      47,007,740         (993,484)       1,461,215        (4,466,823)
-------------------------------------------------------------------------------------
     (2,034,913)      54,748,496       (1,151,150)       2,345,012           466,071
     46,074,034       35,351,304       43,213,942       20,004,443        28,347,380
-------------------------------------------------------------------------------------
    $44,039,121      $90,099,800      $42,062,792      $22,349,455       $28,813,451
-------------------------------------------------------------------------------------
       $784,559         $421,682         $299,829         $(82,974)         $(416,005)
-------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       49

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      DIVERSIFIED
                                                                      MONEY            STRATEGIC
                                                                     MARKET             INCOME
                                                                    PORTFOLIO          PORTFOLIO
-------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)..............................       $   234,039        $ 4,264,433
  Net realized gain.........................................                --            950,640
  Increase (decrease) in net unrealized appreciation........                --           (659,501)
-------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.........           234,039          4,555,572
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................          (234,046)        (5,165,625)
  Net realized gain.........................................                --                 --
-------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................          (234,046)        (5,165,625)
-------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 17):
  Net proceeds from sale of shares..........................         4,068,547          8,577,774
  Net asset value of shares issued for reinvestment of
     dividends..............................................           236,528          5,165,625
  Cost of shares reacquired.................................        (5,440,440)       (10,090,660)
-------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS...........................................        (1,135,365)         3,652,739
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS...........................        (1,135,372)         3,042,686
NET ASSETS:
  Beginning of year.........................................         5,887,908         59,514,855
-------------------------------------------------------------------------------------------------
  END OF YEAR*..............................................       $ 4,752,536        $62,557,541
-------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment
  income of:                                                                --         $4,460,203
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       50

<PG$PCN>

-----------------------------------------------------------
                       FOR THE YEAR ENDED DECEMBER 31, 1997

  EQUITY        EQUITY        GROWTH       EMERGING     INTERNATIONAL
  INCOME         INDEX       & INCOME       GROWTH         EQUITY
 PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------
$ 1,909,868   $   249,662   $   676,309   $  (140,288)   $   (73,674)
  1,831,459       654,539     3,975,853     3,311,992         66,797
  5,391,585     5,289,554     3,880,199       499,956       (547,647)
---------------------------------------------------------------------
  9,132,912     6,193,755     8,532,361     3,671,660       (554,524)
---------------------------------------------------------------------
 (2,166,350)     (234,763)     (618,594)           --        (62,462)
         --      (647,602)   (2,845,466)   (2,276,771)            --
---------------------------------------------------------------------
 (2,166,350)     (882,365)   (3,464,060)   (2,276,771)       (62,462)
---------------------------------------------------------------------
    898,736    13,341,026     2,532,681     1,483,760      1,308,196
  2,166,350       882,365     3,464,060     2,276,771         62,462
 (9,573,459)   (3,441,285)   (6,353,227)   (4,052,109)    (5,743,348)
---------------------------------------------------------------------
 (6,508,373)   10,782,106      (356,486)     (291,578)    (4,372,690)
---------------------------------------------------------------------
    458,189    16,093,496     4,711,815     1,103,311     (4,989,676)
 45,615,845    19,257,808    38,502,127    18,901,132     33,337,056
---------------------------------------------------------------------
$46,074,034   $35,351,304   $43,213,942   $20,004,443    $28,347,380
---------------------------------------------------------------------
 $1,897,407      $248,482      $670,853       $(1,177)      $(306,786)
---------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       51

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios ("Portfolios") are separate investment portfolios of the Greenwich Street Series Fund ("Fund"), formerly known as the Smith Barney Series Fund. The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. Shares of the Fund can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies. The Fund offers three other portfolios: Appreciation, Intermediate High Grade and Total Return Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate semi-annual report.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income is recorded on the accrual basis;
(e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Portfolios on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; (j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the Emerging Growth Portfolio a portion of net investment loss and accumulated net realized gains amounting to $140,244 and $49, respectively, was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, for the Emerging Growth and International Equity Portfolios, organization costs are currently being amortized on a straight-line basis over a five-year period, which began with the Portfolio's commencement of operations in December 1993.

     In addition, certain Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

     2.  DIVIDENDS

     The Money Market Portfolio declares dividends daily from net investment income and distributes such dividends monthly. Net realized capital gains, if any, are declared and distributed annually.

                                       52

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Fund, on behalf of the Money Market, Diversified Strategic Income, Equity Income, Growth & Income and International Equity Portfolios, has entered into an investment advisory agreement ("Advisory Agreement") with Mutual Management Corp. ("MMC"). MMC is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which is in turn a wholly-owned subsidiary of Travelers Group Inc. ("Travelers"). Under each respective investment advisory agreement, the Portfolios pay an investment advisory fee calculated at an annual rate of their respective average daily net assets. These fees are calculated daily and paid monthly.

     The respective advisers and annual rates are as follows:

            PORTFOLIO                                          ADVISOR                               RATE
---------------------------------------------------------------------------------------------------------
Money Market                         Mutual Management Corp.                                         0.30%
Diversified Strategic Income         Mutual Management Corp.                                         0.45
Equity Income                        Mutual Management Corp.                                         0.45
Equity Index                         Travelers Investment Management Co.                             0.15
Growth & Income                      Mutual Management Corp.                                         0.45
Emerging Growth                      Van Kampen American Capital Asset Management, Inc.              0.75
International Equity                 Mutual Management Corp.                                         0.85
---------------------------------------------------------------------------------------------------------

     As of June 30, 1998, the investment advisory fee, for the Equity Index Portfolio, amounting to $44,494 was waived.

     Smith Barney Global Capital Management, Inc. ("SBGCM") serves as sub-investment adviser to the Diversified Strategic Income Portfolio and is paid a monthly fee by MMC calculated at an annual rate of 0.15% of the Portfolio's average daily net assets. The Diversified Strategic Income Portfolio does not make any direct payments to SBGCM.

     The Fund, on behalf of the Portfolios, has also entered into an administration agreement with MMC. Under the agreement, each Portfolio pays an administration fee calculated at an annual rate of 0.20% of the average daily net assets; except for the Equity Index Portfolio which pays an administration fee of 0.06%. These fees are calculated daily and paid monthly. As of June 30, 1998, a portion of the administration fee, for the Equity Index Portfolio, amounting to $9,758 was waived.

     By mutual agreement of the parties involved, in the event the aggregate expenses of a Portfolio (exclusive of interest, taxes, brokerage expenses and extraordinary expenses) exceed an agreed upon limitation, MMC will, as appropriate, reduce its fees by one half the excess expenses in the proportion that its respective fees bear to the aggregate of such fees paid by the Portfolio. IDS Life Insurance Company ("IDS Life"), one of the insurance companies offering variable annuities through which investments can be made in the Fund, will bear the remaining half of such excess expenses.

     For the six months ended June 30, 1998, the Equity Income, Growth & Income, Emerging Growth and International Equity Portfolios paid Smith Barney brokerage commissions of $600, $180, $93 and $1,393, respectively.

     No officer, Director or employee of Smith Barney or its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the Fund.

     4.  INVESTMENTS

     During the six months ended June 30, 1998, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                         PORTFOLIO                             PURCHASES       SALES
---------------------------------------------------------------------------------------
Diversified Strategic Income................................  $39,210,833   $27,046,089
Equity Income...............................................   12,160,738    17,645,156
Equity Index................................................   43,876,469       719,401
Growth & Income.............................................    1,215,734     6,513,555
Emerging Growth.............................................    9,586,028    11,890,633
International Equity........................................    3,968,308     8,091,564
---------------------------------------------------------------------------------------

                                       53

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     At June 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                                NET
                                                                                             UNREALIZED
                         PORTFOLIO                            APPRECIATION   DEPRECIATION   APPRECIATION
--------------------------------------------------------------------------------------------------------
Diversified Strategic Income................................  $ 1,803,044     $(715,970)    $ 1,087,074
Equity Income...............................................   10,623,348      (132,097)     10,491,251
Equity Index................................................   19,897,578      (568,643)     19,328,935
Growth & Income.............................................   17,031,938      (446,515)     16,585,423
Emerging Growth.............................................    7,474,756      (146,690)      7,328,066
International Equity........................................   12,464,007      (744,842)     11,719,165
--------------------------------------------------------------------------------------------------------

     5.  FUTURES CONTRACTS

     The Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At June 30, 1998, the Equity Index Portfolio had the following open futures contracts:

                                               EXPIRATION     # OF        BASIS        MARKET     UNREALIZED
           FUTURES CONTRACTS SOLD              MONTH/YEAR   CONTRACTS     VALUE        VALUE         GAIN
------------------------------------------------------------------------------------------------------------
S&P 500 Stock Index..........................     9/98         52       $2,970,829   $2,971,800      $971
------------------------------------------------------------------------------------------------------------

     6.  OPTION CONTRACTS

     The Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios may from time to time enter into option contracts.

     Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     At June 30, 1998, the Portfolios held no purchased call or put options.

     When a Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying
                                       54

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

     During the six months ended June 30, 1998, the Portfolios did not write any call or put options.

     7.  FORWARD FOREIGN CURRENCY CONTRACTS

     The Diversified Strategic Income, Emerging Growth and International Equity Portfolios have the ability to enter into forward foreign currency contracts.

     At June 30, 1998, the Diversified Strategic Income and International Equity Portfolios had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                                                                  UNREALIZED
                                                         LOCAL        MARKET         SETTLEMENT      GAIN
                 FOREIGN CURRENCY                      CURRENCY        VALUE            DATE        (LOSS)
------------------------------------------------------------------------------------------------------------
TO SELL:
  Australian Dollar................................      1,300,000  $   805,278        7/15/98     $(29,958)
  British Pound....................................      2,600,000    4,334,460        7/15/98      (94,055)
  Danish Krone.....................................     10,000,000    1,455,027        7/15/98       24,920
  ECU..............................................         86,063       94,821       11/30/98        1,655
  ECU..............................................         49,000       53,987       11/30/98          320
  German Mark......................................        850,000      471,362        7/15/98        5,363
  German Mark......................................        102,111       56,792         9/2/98          648
  German Mark......................................        189,805      105,565         9/2/98        1,204
  Irish Punt.......................................        670,000      934,280        7/15/98       15,780
  Italian Lira.....................................  4,100,000,000    2,307,100        7/15/98       37,096
  New Zealand Dollar...............................      1,300,000      674,137        7/15/98      (34,537)
  Spanish Peseta...................................    236,000,000    1,542,428        7/15/98       24,014
  Swedish Krona....................................      6,300,000      790,469        7/15/98       14,622
------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED LOSS ON OPEN FORWARD FOREIGN
  CURRENCY CONTRACTS...............................                                                $(32,928)
------------------------------------------------------------------------------------------------------------

                                       55

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

INTERNATIONAL EQUITY PORTFOLIO

                                                                                                  UNREALIZED
                                                          LOCAL        MARKET        SETTLEMENT      GAIN
                  FOREIGN CURRENCY                      CURRENCY       VALUE            DATE        (LOSS)
------------------------------------------------------------------------------------------------------------
TO SELL:
  Japanese Yen......................................     12,163,027  $   87,666        7/2/98      $ (1,816)
  Swedish Krona.....................................         59,930       7,515        7/1/98             4
  Swedish Krona.....................................         60,982       7,647        7/2/98           (25)
------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED LOSS ON OPEN FORWARD FOREIGN
  CURRENCY CONTRACTS................................                                               $ (1,837)
------------------------------------------------------------------------------------------------------------

     8.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     9.  REVERSE REPURCHASE AGREEMENTS

     The Diversified Strategic Income, Equity Income and International Equity Portfolios may enter into reverse repurchase agreements for leveraging purposes.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     At June 30, 1998, the Portfolios had no open reverse repurchase agreements.

     10.  CONCENTRATION OF RISK

     Under normal market conditions, the Money Market Portfolio invests at least 25% of its assets in short-term bank instruments and the Equity Income Portfolio invests at least 25% of its assets in the utility industry. Because of their concentration policy, these Portfolios may be subject to greater risk and market fluctuation than a portfolio that has securities representing a broader range of investment alternatives. Various factors could adversely affect the ability and inclination of companies in these industries to declare and pay dividends or interest and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy.

     11.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

                                       56

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     12.  CAPITAL LOSS CARRYFORWARD

     At December 31, 1997, the following Portfolios had, for Federal income tax purposes, capital loss carryforwards available to offset future realized capital gains. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, it is probable such gains will not be distributed. The approximate amounts and expiration of carryforwards are indicated below. Expiration occurs on December 31 in the year indicated:

                         PORTFOLIO                               2003        2004       TOTAL
------------------------------------------------------------------------------------------------
Diversified Strategic Income................................  $   45,000   $     --   $   45,000
International Equity........................................   2,422,000    706,000    3,128,000
------------------------------------------------------------------------------------------------

     13.  SECURITIES TRADED ON A WHEN-ISSUED OR TO-BE-ANNOUNCED BASIS

     The Diversified Strategic Income, Equity Income, Growth & Income, Emerging Growth and International Equity Portfolios may from time to time purchase securities on a when-issued or to-be-announced ("TBA") basis.

     In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Portfolio enters into the TBA transaction, the custodian maintains cash, U.S. Government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 1998, there were no when-issued or TBA securities held by the Portfolios.

     14.  MORTGAGE ROLL TRANSACTIONS

     The Diversified Strategic Income Portfolio has the ability to participate in mortgage roll transactions.

     A mortgage roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Portfolio to purchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income from the Portfolio exceeding the yield on the securities sold.

     At June 30, 1998, there were no open mortgage roll transactions in the Portfolio.

     15.  SHORT SALES AGAINST THE BOX

     The Equity Income, Emerging Growth and International Equity Portfolios each have the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or the preferred stock or the interest from the stock or convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit in a segregated account with the Fund's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At June 30, 1998, the Portfolios had no open short sales against the box.

                                       57

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     16.  LENDING OF SECURITIES

     The Diversified Strategic Income, Equity Income, Equity Index, Growth & Income, Emerging Growth and International Equity Portfolios each have the ability to lend its securities to brokers, dealers and other financial organizations.

     The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

     At June 30, 1998, the Portfolios listed below have loaned common stock. The market value for the securities on loan were as follows:

PORTFOLIO                                                       VALUE
------------------------------------------------------------------------
Diversified Strategic Income................................  $2,058,973
Growth & Income.............................................   7,329,662
Emerging Growth.............................................   5,638,178
International Equity........................................   1,977,936
------------------------------------------------------------------------

     At June 30, 1998, the collateral held for the securities on loan was as follows:

DIVERSIFIED STRATEGIC INCOME PORTFOLIO
SECURITY DESCRIPTION                                            VALUE
------------------------------------------------------------------------
TIME DEPOSITS:
  Abbey National London, 6.625% due 7/1/98..................  $   90,050
  Banco Exterior De Espano Brussels, 6.750% due 7/1/98......      90,050
  Banque Bruxelles Lambert London, 6.500% due 7/1/98........      90,050
  Creditanstalt-Bankverein, 6.750% due 7/1/98...............      90,050
  Generale Bank Milan, 6.750% due 7/1/98....................      90,050
  Nordeutsche Landesbank G.C., 6.750% due 7/1/98............      90,050
  Rabobank, London, 6.625% due 7/1/98.......................      90,050
  Sudwestdeutsche Stuttgart, 6.625% due 7/1/98..............      90,050
  Westdeutsche Landesbank Singapore, 6.500% due 7/1/98......      90,050
REPURCHASE AGREEMENTS:
  CS First Boston, 6.580% due 7/1/98........................      36,020
  Merrill Lynch Securities/MLPFS, 6.350% due 7/1/98.........     360,199
  NationsBanc Montgomery Securities Inc., 6.550% due
     7/1/98.................................................     432,239
COMMERCIAL PAPER:
  Corporate Asset Funding Co., Inc., 6.251% due 7/1/98......     108,041
  General Electric Credit, 6.751% due 7/1/98................       7,753
  Koch Industries, Inc., 6.301% due 7/1/98..................     108,041
  Sheffield Receivable Corp., 6.501% due 7/1/98.............      72,027
  Variable Funding Capital Corp., 6.451% due 7/1/98.........     108,040
  Windmill Funding, 6.501% due 7/1/98.......................     108,040
------------------------------------------------------------------------
Total.......................................................  $2,150,850
------------------------------------------------------------------------

                                       58

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

GROWTH AND INCOME PORTFOLIO
SECURITY DESCRIPTION                                            VALUE
------------------------------------------------------------------------
TIME DEPOSITS:
  Banque Paribas, 6.500% due 7/1/98.........................  $1,528,986
  Deutsche Bank, 7.000% due 7/1/98..........................   1,243,078
  Svenska Handelbank Euro, 6.500% due 7/1/98................   1,243,078
  Toronto Dominion Euro, 6.500% due 7/1/98..................   1,243,078
  UBS Bank of Switzerland Euro, 6.000% due 7/1/98...........      13,939
REPURCHASE AGREEMENTS:
  Goldman, Sachs & Co., 6.250% due 7/1/98...................     779,842
  Morgan Stanley, 6.250% due 7/1/98.........................     808,001
COMMERCIAL PAPER:
  Den Norske Bank, 5.553% due 7/13/98.......................     576,508
FLOATING RATE NOTE:
  PHH Corp., 5.627% due 3/5/99..............................     179,553
------------------------------------------------------------------------
Total.......................................................  $7,616,063
------------------------------------------------------------------------

EMERGING GROWTH PORTFOLIO
SECURITY DESCRIPTION                                            VALUE
------------------------------------------------------------------------
TIME DEPOSITS:
  Banque Paribas, 6.500% due 7/1/98.........................  $1,288,627
  Deutsche Bank, 7.000% due 7/1/98..........................   1,047,664
  Svenska Handelbank Euro, 6.500% due 7/1/98................   1,047,664
  Toronto Dominion Euro, 6.500% due 7/1/98..................   1,047,664
REPURCHASE AGREEMENTS:
  Goldman, Sachs & Co., 6.250% due 7/1/98...................     657,250
  Morgan Stanley, 6.250% due 7/1/98.........................     680,982
------------------------------------------------------------------------
Total.......................................................  $5,769,851
------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
SECURITY DESCRIPTION                                            VALUE
------------------------------------------------------------------------
TIME DEPOSITS:
  Abbey National London, 6.625% due 7/1/98..................  $   87,016
  Banco Exterior De Espano Brussels, 6.750% due 7/1/98......      87,016
  Banque Bruxelles Lambert London, 6.500% due 7/1/98........      87,016
  Creditanstalt-Bankverein, 6.750% due 7/1/98...............      87,016
  Generale Bank Milan, 6.750% due 7/1/98....................      87,016
  Nordeutsche Landesbank G.C., 6.750% due 7/1/98............      87,016
  Rabobank, London, 6.625% due 7/1/98.......................      87,016
  Sudwestdeutsche Stuttgart, 6.625% due 7/1/98..............      87,016
  Westdeutsche Landesbank Singapore, 6.500% due 7/1/98......      87,016
REPURCHASE AGREEMENTS:
  CS First Boston, 6.580% due 7/1/98........................      34,806
  Merrill Lynch Securities/MLPFS, 6.350% due 7/1/98.........     348,063
  NationsBanc Montgomery Securities Inc., 6.550% due
     7/1/98.................................................     417,676
COMMERCIAL PAPER:
  Corporate Asset Funding Co., Inc., 6.251% due 7/1/98......     104,400
  General Electric Credit, 6.751% due 7/1/98................       7,493
  Koch Industries Inc., 6.301% due 7/1/98...................     104,400
  Sheffield Receivable Corp., 6.501% due 7/1/98.............      69,600
  Variable Funding Capital Corp., 6.451% due 7/1/98.........     104,400
  Windmill Funding, 6.501% due 7/1/98.......................     104,400
------------------------------------------------------------------------
Total.......................................................  $2,078,382
------------------------------------------------------------------------

                                       59

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     17.  SHARES OF BENEFICIAL INTEREST

     At June 30, 1998, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares for each portfolio were as follows:

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 1998     DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
Shares sold.................................................      3,243,802          4,068,547
Shares issued on reinvestment...............................         95,049            236,528
Shares redeemed.............................................     (3,683,595)        (5,440,440)
--------------------------------------------------------------------------------------------------
Net Decrease................................................       (344,744)        (1,135,365)
--------------------------------------------------------------------------------------------------
DIVERSIFIED STRATEGIC INCOME PORTFOLIO
Shares sold.................................................      1,605,690            742,785
Shares issued on reinvestment...............................        420,732            474,346
Shares redeemed.............................................       (657,025)          (892,937)
--------------------------------------------------------------------------------------------------
Net Increase................................................      1,369,397            324,194
--------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO
Shares sold.................................................         27,603             64,996
Shares issued on reinvestment...............................        248,332            143,372
Shares redeemed.............................................       (383,829)          (705,308)
--------------------------------------------------------------------------------------------------
Net Decrease................................................       (107,894)          (496,940)
--------------------------------------------------------------------------------------------------
EQUITY INDEX PORTFOLIO
Shares sold.................................................      1,978,609            571,732
Shares issued on reinvestment...............................         33,135             38,819
Shares redeemed.............................................       (223,597)          (161,000)
--------------------------------------------------------------------------------------------------
Net Increase................................................      1,788,147            449,551
--------------------------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO
Shares sold.................................................         44,468            138,981
Shares issued on reinvestment...............................        254,437            192,448
Shares redeemed.............................................       (326,621)          (344,165)
--------------------------------------------------------------------------------------------------
Net Decrease................................................        (27,716)           (12,736)
--------------------------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO
Shares sold.................................................         33,356             85,297
Shares issued on reinvestment...............................        192,912            144,282
Shares redeemed.............................................       (133,259)          (237,235)
--------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................         93,009             (7,656)
--------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Shares sold.................................................         83,197            105,543
Shares issued on reinvestment...............................          8,751              5,408
Shares redeemed.............................................       (431,946)          (466,755)
--------------------------------------------------------------------------------------------------
Net Decrease................................................       (339,998)          (355,804)
--------------------------------------------------------------------------------------------------

                                       60

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each period:

MONEY MARKET PORTFOLIO                      1998(1)        1997         1996         1995         1994         1993
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD......    $1.000       $1.000       $1.000       $1.000       $1.000       $1.000
---------------------------------------------------------------------------------------------------------------------
  Net investment income (2)...............     0.020        0.044        0.047        0.052        0.035        0.023
  Dividends from net investment income....    (0.020)      (0.044)      (0.047)      (0.052)      (0.035)      (0.023)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD............    $1.000       $1.000       $1.000       $1.000       $1.000       $1.000
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................      2.21%++      4.47%        4.80%        5.31%        3.56%        2.37%
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).........    $4,408       $4,753       $5,888       $5,653       $7,141       $3,703
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)............................      1.24%+       1.20%        0.75%        0.75%        0.75%        0.75%
  Net investment income...................      4.41+        4.38         4.70         5.19         3.65         2.34
---------------------------------------------------------------------------------------------------------------------

  DIVERSIFIED STRATEGIC INCOME PORTFOLIO    1998(1)        1997         1996         1995         1994         1993
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD......   $10.89        $10.98       $10.01       $ 9.18       $10.07       $ 9.61
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (2)(3)............     0.21          0.77         0.88         0.74         0.58         0.70
  Net realized and unrealized gain
     (loss)...............................     0.20          0.12         0.24         0.70        (0.86)        0.47
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.......     0.41          0.89         1.12         1.44        (0.28)        1.17
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...................    (0.67)        (0.98)       (0.15)       (0.61)       (0.58)       (0.61)
  Net realized gains......................       --            --           --           --           --        (0.09)
  Capital.................................       --            --           --           --        (0.03)       (0.01)
---------------------------------------------------------------------------------------------------------------------
Total Distributions.......................    (0.67)        (0.98)       (0.15)       (0.61)       (0.61)       (0.71)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD............    $10.63       $10.89       $10.98       $10.01       $ 9.18       $10.07
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................     3.77%++       8.14%       11.16%       16.18%       (2.81)%      12.56%
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).........  $75,587       $62,558      $59,515      $59,316      $55,260      $43,244
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)............................     0.79%+        0.78%        0.84%        0.90%        0.95%        1.00%
  Net investment income...................     6.45+         7.29         7.94         7.73         7.31         7.14
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...................       41%           47%         106%          46%          54%          94%
---------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1998 (unaudited).
(2) For the Money Market Portfolio, the Investment adviser waived all or part of its fees for the four-year period ended December 31, 1996. In addition, for the Diversified Strategic Income Portfolio, the Investment adviser waived all or part of its fees for the year ended December 31, 1993. For the Money Market Portfolio, the Investment adviser also reimbursed expenses of $16,616 and $17,889 for the two-year period ended December 31, 1994. In addition, for the Diversified Strategic Income Portfolio, IDS Life reimbursed expenses of $2,816 for the year ended December 31, 1993. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                         PER SHARE DECREASES TO
                                                         NET INVESTMENT INCOME
                                           --------------------------------------------------
               PORTFOLIO                     1996          1995          1994          1993
               ---------                     ----          ----          ----          ----
  Money Market.......................       $0.005        $0.005        $0.005        $0.014
  Diversified Strategic Income.......          N/A           N/A           N/A          0.00*

                                                    EXPENSE RATIOS WITHOUT
                                                  WAIVERS AND REIMBURSEMENTS
                                     -----------------------------------------------------
               PORTFOLIO               1996           1995           1994           1993
               ---------               ----           ----           ----           ----
  Money Market.....................      1.25%          1.21%          1.26%          2.15%
  Diversified Strategic Income.....       N/A            N/A            N/A           1.02

(3) Includes realized gains and losses from foreign currency transactions for the three years ended December 31, 1995.
 *  Amount represents less than $0.01.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                                       61

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each period:

         EQUITY INCOME PORTFOLIO            1998(1)        1997         1996         1995         1994         1993
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD......   $15.31        $13.01       $12.35       $ 9.87       $11.55       $10.90
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...................     0.35          0.77         0.63         0.54         0.58         0.53
  Net realized and unrealized gain
     (loss)...............................     0.92          2.28         0.11         2.56        (1.75)        0.60
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.......     1.27          3.05         0.74         3.10        (1.17)        1.13
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...................    (0.71)        (0.75)       (0.08)       (0.62)       (0.49)       (0.47)
  Net realized gains......................    (0.69)           --           --           --        (0.02)       (0.01)
---------------------------------------------------------------------------------------------------------------------
Total Distributions.......................    (1.40)        (0.75)       (0.08)       (0.62)       (0.51)       (0.48)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD............   $15.18        $15.31       $13.01       $12.35       $ 9.87       $11.55
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................     8.41%++      23.52%        5.99%       32.47%      (10.20)%      10.41%
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).........  $44,039       $46,074      $45,616      $52,444      $44,417      $60,160
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses................................     0.76%+        0.77%        0.77%        0.95%        0.84%        0.87%
  Net investment income...................     3.53+         4.42         4.53         4.95         5.51         4.54
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...................       28%           42%          28%          33%          21%           4%
---------------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS (2)..............    $0.06         $0.06        $0.06        $0.06           --           --
---------------------------------------------------------------------------------------------------------------------

          EQUITY INDEX PORTFOLIO             1998(1)        1997         1996         1995         1994         1993
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......    $23.59       $18.36       $15.58       $11.69       $11.90       $11.27
----------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (3)................     0.04          0.12         0.22         0.25         0.23         0.20
  Net realized and unrealized gain
     (loss)................................     4.07          5.76         3.17         3.88        (0.14)        0.71
----------------------------------------------------------------------------------------------------------------------
Total Income From Operations...............     4.11          5.88         3.39         4.13         0.09         0.91
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income....................    (0.08)        (0.17)       (0.23)       (0.23)       (0.15)       (0.16)
  Net realized gains.......................    (0.21)        (0.48)       (0.38)       (0.01)       (0.15)       (0.12)
----------------------------------------------------------------------------------------------------------------------
Total Distributions........................    (0.29)        (0.65)       (0.61)       (0.24)       (0.30)       (0.28)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............   $27.41        $23.59       $18.36       $15.58       $11.69       $11.90
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...............................    17.41%++      32.16%       21.68%       35.81%        0.85%        8.66%
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)..........  $90,100       $35,351      $19,258      $15,230      $10,225       $8,842
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3).............................     0.29%+        0.76%        1.06%        1.00%        1.00%        1.00%
  Net investment income....................     1.42+         1.08         1.37         1.84         2.10         1.77
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE....................        1%            6%           7%           5%           1%           1%
----------------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS (2)...............    $0.03         $0.03        $0.04        $0.05           --           --
----------------------------------------------------------------------------------------------------------------------

(1)  For the six months ended June 30, 1998 (unaudited).

(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(3) For the Equity Index Portfolio, the Investment adviser waived all or part of its fees for the six months ended June 30, 1998 and the three-year period ended December 31, 1995. In addition, for Equity Index Portfolio, IDS Life reimbursed expenses of $6,842, $25,496 and $28,169 for the three-year period ended December 31, 1995. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                         PER SHARE DECREASES TO
                                                         NET INVESTMENT INCOME
                                       ----------------------------------------------------------
             PORTFOLIO                 1998       1997      1996      1995       1994       1993
             ---------                 ----       ----      ----      ----       ----       ----
  Equity Index...................      $0.01+     N/A       N/A       $0.02      $0.06      $0.10

                                                   EXPENSE RATIOS WITHOUT
                                                 WAIVERS AND REIMBURSEMENTS
                                   ------------------------------------------------------
             PORTFOLIO             1998      1997      1996      1995      1994      1993
             ---------             ----      ----      ----      ----      ----      ----
  Equity Index...................  0.47%+    N/A       N/A       1.17%     1.53%     1.88%

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

                                       62

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each period:

        GROWTH & INCOME PORTFOLIO           1998(1)        1997         1996         1995         1994         1993
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD......  $ 18.54        $16.43       $13.73       $10.75       $11.37       $10.68
---------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (2)...............     0.17          0.31         0.27         0.26         0.27         0.30
  Net realized and unrealized gain
     (loss)...............................     1.83          3.41         2.45         2.99        (0.63)        0.67
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.......     2.00          3.72         2.72         3.25        (0.36)        0.97
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...................    (0.33)        (0.29)       (0.02)       (0.27)       (0.26)       (0.26)
  Net realized gains......................    (1.94)        (1.32)          --           --           --        (0.02)
---------------------------------------------------------------------------------------------------------------------
Total Distributions.......................    (2.27)        (1.61)       (0.02)       (0.27)       (0.26)       (0.28)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD............   $18.27        $18.54       $16.43       $13.73       $10.75       $11.37
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN..............................    10.66%++      22.94%       19.83%       30.49%       (3.20)%       9.09%
---------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S).........  $42,063       $43,214      $38,502      $35,158      $29,625      $25,549
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)............................     0.78%+        0.77%        0.83%        0.98%        0.93%        1.00%
  Net investment income...................     1.40+         1.62         1.67         2.09         2.52         2.68
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...................        3%           17%          22%          17%          77%          78%
---------------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS (3)..............    $0.06         $0.06        $0.06        $0.06           --           --
---------------------------------------------------------------------------------------------------------------------

         EMERGING GROWTH PORTFOLIO           1998(1)        1997         1996         1995         1994        1993(3)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......    $16.87       $15.83       $13.76       $ 9.63       $10.41       $10.00
----------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss) (2).........    (0.07)        (0.12)       (0.10)       (0.03)        0.00*        0.01
  Net realized and unrealized gain
     (loss)................................     3.74          3.32         2.55         4.16        (0.78)        0.40
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations........     3.67          3.20         2.45         4.13        (0.78)        0.41
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income....................       --            --           --           --        (0.00)*         --
  Net realized gains.......................    (3.07)        (2.16)       (0.38)          --           --           --
----------------------------------------------------------------------------------------------------------------------
Total Distributions........................    (3.07)        (2.16)       (0.38)          --        (0.00)*         --
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............    $17.47       $16.87       $15.83       $13.76       $ 9.63       $10.41
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...............................    22.05%++      21.16%       17.83%       42.89%       (7.48)%       4.10%++
----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)..........  $22,351       $20,004      $18,901      $17,463      $11,539       $2,257
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2).............................     1.24%+        1.26%        1.27%        1.20%        1.20%        1.05%+
  Net investment income (loss).............    (0.80)+       (0.72)       (0.64)       (0.24)       (0.17)        1.37+
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE....................       47%          102%          84%         121%          66%          --
----------------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS (3)...............    $0.05         $0.05        $0.05        $0.06           --           --
----------------------------------------------------------------------------------------------------------------------

(1)  For the six months ended June 30, 1998 (unaudited).

(2) For the Growth & Income Portfolio, the Investment adviser waived all or part of its fees for the year period ended December 31, 1993. In addition, for the Emerging Growth Portfolio, the Investment adviser waived all or part of its fees for the two-year period ended December 31, 1995 and the period ended December 31, 1993. For the Growth & Income Portfolio, IDS Life reimbursed expenses of $1,085 for the year period ended December 31, 1993. In addition, for the Emerging Growth Portfolio, IDS Life reimbursed expenses of $5,265, $18,068 and $2,915 for the two-year period ended December 31, 1995 and the period ended December 31, 1993. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                                             EXPENSE RATIOS
                                                                 PER SHARE DECREASES TO     WITHOUT WAIVERS
                                                                 NET INVESTMENT INCOME     AND REIMBURSEMENTS
                                                                ------------------------   ------------------
                           PORTFOLIO                             1995     1994     1993    1996   1995   1994
                           ---------                             ----     ----     ----    ----   ----   ----
  Growth & Income.............................................    N/A      N/A    $0.01    N/A    N/A    1.01%
  Emerging Growth.............................................  $0.02    $0.01     0.06    1.39%  1.59%  9.99+

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(4) For the period from December 3, 1993 (commencement of operations) to December 31, 1993.

 *   Amount represents less than $0.01.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

                                       63

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each period:

       INTERNATIONAL EQUITY PORTFOLIO          1998(1)         1997          1996          1995          1994        1993(2)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $11.78       $12.07         $ 9.98        $ 9.21        $10.05       $10.00
-----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss) (3)(4)........     0.01         (0.02)        (0.02)         0.03          0.00*         0.00*
  Net realized and unrealized gain (loss)....     2.21         (0.24)         2.15          0.78         (0.84)         0.05
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..........     2.22         (0.26)         2.13          0.81         (0.84)         0.05
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income......................    (0.06)        (0.03)        (0.04)        (0.04)           --            --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions..........................    (0.06)        (0.03)        (0.04)        (0.04)           --            --
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............   $13.94        $11.78        $12.07        $ 9.98        $ 9.21        $10.05
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.................................    18.84%++      (2.18)%        21.38%        8.80%        (8.36)%         0.50%++
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)............  $28,813        $28,347       $33,337      $28,979       $28,413        $5,867
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3)(5)............................     1.43%+        1.31%         1.35%         1.43%         1.30%         1.08%+
  Net investment income (loss)...............     0.09+        (0.23)        (0.20)         0.35          0.31         (0.51)+
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE......................       14%           21%           33%           34%           12%           --
-----------------------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS (6).................    $0.02          $0.01         $0.03         $0.01            --           --
-----------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1998 (unaudited).
(2) For the period from December 3, 1993 (commencement of operations) to December 31, 1993.
(3) The Investment adviser waived all or part of its fees for the year ended December 31, 1994 and the period ended December 31, 1993. IDS Life reimbursed expenses of $23,712 and $1,902 for the year ended December 31, 1994 and the period ended December 31, 1993. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense would have been as follows:

                                                                              PER SHARE                     EXPENSE RATIOS
                                                                            DECREASES TO                        WITHOUT
                                                                           NET INVESTMENT                     WAIVERS AND
                                                                               INCOME                       REIMBURSEMENTS
                                                                       -----------------------         -------------------------
                             PORTFOLIO                                   1994           1993             1994             1993
                             ---------                                   ----           ----             ----             ----
    International Equity........................................        $0.00*         $0.02             1.51%            2.96%+

(4) Includes realized gains and losses from foreign currency transactions for the two years ended December 31, 1995 and the period ended December 31, 1993.
(5) During the year ended December 31, 1996 and the year ended December 31, 1995, the International Equity Portfolio has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the ratios of expenses to average net assets would be 1.33% and 1.37%, respectively.
(6) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
 *  Amount represents less than $0.01.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

                                       64

<PG$PCN>

--------------------------------------------------------------------------------
 ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)
     On February 6, 1998, a special meeting of shareholders of the Trust was held for the purpose of voting on the following matters:

     1. To elect Trustees of the Trust; and
     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

     The results of the vote on Proposal 1 were as follows:

                                                  SHARES VOTED   PERCENTAGE OF    SHARES VOTED   PERCENTAGE OF
               NAME OF TRUSTEES                       FOR         SHARES VOTED       AGAINST      SHARES VOTED
---------------------------------------------------------------------------------------------------------------
Herbert Barg...................................  41,457,550.573      97.176%      1,204,698.617      2.824%
Alfred J. Bianchetti...........................  41,443,251.652      97.143       1,218,997.538      2.857
Martin Brody...................................  41,448,794.038      97.156       1,213,455.152      2.844
Dwight B. Crane................................  41,476,634.180      97.221       1,185,615.010      2.779
Burt N. Dorsett................................  41,484,718.121      97.240       1,177,531.069      2.760
Elliot S. Jaffee...............................  41,463,169.203      97.189       1,199,079.987      2.811
Stephen E. Kaufman.............................  41,468,535.534      97.202       1,193,713.656      2.798
Joseph J. McCann...............................  41,476,403.003      97.220       1,185,846.187      2.780
Heath B. McLendon..............................  41,476,953.962      97.222       1,185,295.228      2.778
Cornelius C. Rose, Jr..........................  41,487,746.207      97.247       1,174,602.983      2.753
---------------------------------------------------------------------------------------------------------------

     Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Portfolios. The chart on the following page demonstrates that all proposals were approved by shareholders.

     Please note that "M" indicates a modification of the policy, "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Trustees).

                                       65

<PG$PCN>

--------------------------------------------------------------------------------
 ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED) (CONTINUED)

                                                                   MONEY MARKET   DIVERSIFIED STRATEGIC
                                                                    PORTFOLIO       INCOME PORTFOLIO
-------------------------------------------------------------------------------------------------------
M    Diversification.............................................        X                   X
-------------------------------------------------------------------------------------------------------
M    Senior Securities...........................................        X                   X
-------------------------------------------------------------------------------------------------------
M    Industry Concentration......................................      N/A                   X
-------------------------------------------------------------------------------------------------------
M    Borrowing...................................................        X                   X
-------------------------------------------------------------------------------------------------------
E    Ability to Pledge Assets....................................        X                   X
-------------------------------------------------------------------------------------------------------
M    Lending.....................................................        X                   X
-------------------------------------------------------------------------------------------------------
M    Underwriting of Securities..................................        X                   X
-------------------------------------------------------------------------------------------------------
R    Margin and Short-Sales......................................        X                   X
-------------------------------------------------------------------------------------------------------
M    Real Estate.................................................        X                   X
-------------------------------------------------------------------------------------------------------
R    Purchases of Securities of Other Investment Companies.......        X                   X
-------------------------------------------------------------------------------------------------------
R    Investments in Oil, Gas and Mineral Exploration.............        X                   X
-------------------------------------------------------------------------------------------------------
R    Puts, Calls and Combinations Thereof........................        X                   X
-------------------------------------------------------------------------------------------------------
N/A  Not Applicable;  X  Approved

     The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals.

MONEY MARKET PORTFOLIO

               PERCENTAGE                  PERCENTAGE                 PERCENTAGE
SHARES VOTED   OF SHARES    SHARES VOTED   OF SHARES      SHARES      OF SHARES
    FOR          VOTED        AGAINST        VOTED       ABSTAINED    ABSTAINED
--------------------------------------------------------------------------------
4,451,325.425    97.800%        806.377      0.018%      99,316.708     2.182%
--------------------------------------------------------------------------------

DIVERSIFIED STRATEGIC INCOME PORTFOLIO

               PERCENTAGE                  PERCENTAGE                 PERCENTAGE
SHARES VOTED   OF SHARES    SHARES VOTED   OF SHARES      SHARES      OF SHARES
    FOR          VOTED        AGAINST        VOTED       ABSTAINED    ABSTAINED
--------------------------------------------------------------------------------
4,901,141.307    94.214%     26,957.821      0.518%     274,051.761     5.268%
--------------------------------------------------------------------------------

EQUITY INCOME PORTFOLIO

               PERCENTAGE                  PERCENTAGE                 PERCENTAGE
SHARES VOTED   OF SHARES    SHARES VOTED   OF SHARES      SHARES      OF SHARES
    FOR          VOTED        AGAINST        VOTED       ABSTAINED    ABSTAINED
--------------------------------------------------------------------------------
2,728,404.550    94.038%     29,250.133      1.008%     143,727.993     4.954%
--------------------------------------------------------------------------------

                                       66

<PG$PCN>

--------------------------------------------------------------------------------
 ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED) (CONTINUED)

EQUITY INCOME   EQUITY INDEX   GROWTH & INCOME   EMERGING GROWTH   INTERNATIONAL EQUITY
  PORTFOLIO      PORTFOLIO        PORTFOLIO         PORTFOLIO           PORTFOLIO
---------------------------------------------------------------------------------------
       X              X                X                 X                   X
---------------------------------------------------------------------------------------
       X              X                X                 X                   X
---------------------------------------------------------------------------------------
     N/A              X                X                 X                   X
---------------------------------------------------------------------------------------
       X              X                X                 X                   X
---------------------------------------------------------------------------------------
       X              X                X                 X                   X
---------------------------------------------------------------------------------------
       X              X                X                 X                   X
---------------------------------------------------------------------------------------
       X              X                X                 X                   X
---------------------------------------------------------------------------------------
       X              X                X                 X                   X
---------------------------------------------------------------------------------------
       X              X                X                 X                   X
---------------------------------------------------------------------------------------
       X              X                X                 X                   X
---------------------------------------------------------------------------------------
       X              X                X                 X                   X
---------------------------------------------------------------------------------------
       X              X                X                 X                   X
---------------------------------------------------------------------------------------

EQUITY INDEX PORTFOLIO

               PERCENTAGE                  PERCENTAGE                 PERCENTAGE
SHARES VOTED   OF SHARES    SHARES VOTED   OF SHARES      SHARES      OF SHARES
    FOR          VOTED        AGAINST        VOTED       ABSTAINED    ABSTAINED
--------------------------------------------------------------------------------
1,028,617.856    82.893%    13,059.286       1.053%     199,194.297     16.054%
--------------------------------------------------------------------------------

GROWTH & INCOME PORTFOLIO

               PERCENTAGE                  PERCENTAGE                 PERCENTAGE
SHARES VOTED   OF SHARES    SHARES VOTED   OF SHARES      SHARES      OF SHARES
    FOR          VOTED        AGAINST        VOTED       ABSTAINED    ABSTAINED
--------------------------------------------------------------------------------
1,986,855.037    92.098%    21,517.641       0.997%     148,965.887     6.905%
--------------------------------------------------------------------------------

EMERGING GROWTH PORTFOLIO

               PERCENTAGE                  PERCENTAGE                 PERCENTAGE
SHARES VOTED   OF SHARES    SHARES VOTED   OF SHARES      SHARES      OF SHARES
    FOR          VOTED        AGAINST        VOTED       ABSTAINED    ABSTAINED
--------------------------------------------------------------------------------
 980,675.945     92.111%    18,098.615       1.700%      65,892.870     6.189%
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO

               PERCENTAGE                  PERCENTAGE                 PERCENTAGE
SHARES VOTED   OF SHARES    SHARES VOTED   OF SHARES      SHARES      OF SHARES
    FOR          VOTED        AGAINST        VOTED       ABSTAINED    ABSTAINED
--------------------------------------------------------------------------------
2,269,693.106    93.160%    33,939.337       1.393%     132,702.689     5.447%
--------------------------------------------------------------------------------

                                       67

<PG$PCN>

                     [This page intentionally left blank.]

<PG$PCN>

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        S6225 H (8/98)

<PG$PCN>

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        SYMPHONY
                                        investments are sponsored and managed
                                        by:
                                        Smith Barney Inc.
                                        and subsidiaries

                                        SYMPHONY
                                        is underwritten, issued and serviced by:
                                        IDS Life Insurance Company and
                                        IDS Life Insurance Company of New York

                                        S6225 H (8/98)

<PG$PCN>

                          GREENWICH STREET SERIES FUND

                               SEMI-ANNUAL REPORT

                                                          EQUITY INDEX PORTFOLIO

                                                          MONEY MARKET PORTFOLIO

                                                         EQUITY INCOME PORTFOLIO

                                                       EMERGING GROWTH PORTFOLIO

                                                     GROWTH AND INCOME PORTFOLIO

                                                  INTERNATIONAL EQUITY PORTFOLIO

                                          DIVERSIFIED STRATEGIC INCOME PORTFOLIO

                                                                   JUNE 30, 1998

<PG$PCN>



                          GREENWICH STREET SERIES FUND
                             SEMI-ANNUAL REPORT FOR
                                    SYMPHONY
                        A Tax-Deferred Variable Annuity
                                                 [GRAPHIC]

                                               INTERMEDIATE HIGH GRADE PORTFOLIO

                                                          APPRECIATION PORTFOLIO

                                                          TOTAL RETURN PORTFOLIO

                                                                   JUNE 30, 1998

<PG$PCN>

SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

Dear Investor:

We are pleased to provide you with the semi-annual report for Greenwich Street Series Fund -- Intermediate High Grade, Appreciation and Total Return Portfolios ("Portfolios") for the period ended June 30, 1998. This letter will briefly discuss general economic and market conditions. In addition, detailed comparisons showing the growth of a hypothetical $10,000 investment in each Portfolio since inception can be found in this report. All total return figures given in this report are cumulative and exclude the effect of sales charges. A detailed summary of performance and current holdings for each individual Portfolio can be found in the appropriate sections that follow.

MARKET AND ECONOMIC OVERVIEW

The U.S. stock market in particular got off to a surprisingly strong start in the first quarter of 1998. Investors were expecting the worst on the earnings front in early 1998 in the aftermath of the Asian crisis. The anxiously awaited fourth quarter earnings season, however, turned out to be better than the worst case scenario. As a result, investors let out a big sigh of relief and embarked on a furious buying spree. In a broad-based market rally, the Standard and Poor's 500 Index ("S&P 500") gained 14% while the Russell 2000 Index advanced by about 10% in the first quarter of 1998. (The S&P 500 is a capitalization-weighted measure of 500 widely held common stocks.)

As a nation, we are more affluent than ever before, with much of that wealth created in the last 15 years. We are benefiting from a world that has been largely at peace since the official end of the Cold War in 1989. We are reaping the fruits of the restructuring of American businesses in the 70's and 80's, and we are benefiting from growth in worldwide demand for our products.

This unparalleled U.S. prosperity today is now being followed closely by Europe. Companies there are undergoing restructuring similar to the U.S. of the last two decades. More and more, the inefficiencies of state-controlled institutions in Europe are being replaced with the expansion of a free and more competitive marketplace. As we approach the dawn of a new millennium, these positive developments have enabled both the U.S. and most of Europe to experience the greatest peace and prosperity in generations.

The rapid rise of global markets in recent years has been helped in no small measure with the aid of sophisticated monetary policy. In the U.S., policy-making bodies, such as the Federal Reserve Board ("Fed"), coupled with technology-led productivity gains, have controlled inflation to the extent that it's not a significant factor in the U.S. economy today. U.S. bond yields have stayed in a fairly narrow range as the U.S. economy has continued to grow without any signs of accelerating inflation.

In Europe, the move to a common currency has forced both fiscal and monetary policy to accomplish the same objective of bringing inflation and interest rates down significantly in countries such as Italy and Spain. And as interest rates have come down, investment funds have flowed into stock markets, which in turn have helped propel dramatic gains in the U.S. and European financial markets.

Now, the developing world is taking its cue from the U.S. and Europe. Perhaps the most meaningful example is Latin America, where after a very rocky period in the last decade, monetary and fiscal policy reforms have stabilized its economies and established a base for solid and sustainable future growth.

Currently, parts of Asia are not enjoying growth and prosperity, particularly Japan, Southeast Asia and Korea, where extraordinary economic growth and expansion during the last several decades resulted in overheated and overextended financial conditions that are currently in the painful process of readjusting.

Stock market volatility increased significantly during the month of April. A seesaw pattern in stock prices persisted through the month and the S&P 500 rose slightly by 0.91% in April. Interest rates took center stage toward the end of April as the Fed publicly discussed a shift to a tightening bias. Long-term interest rates shot up above 6% while the S&P 500 fell 3.9% from April 22, 1998 to April 27, 1998. Inflation, however, continued to remain low and, despite a strong first quarter Gross Domestic Product report, economic data still suggests a slowdown in the second half of 1998. Bond prices stabilized as a result of such evidence in late April and early May and stock prices recovered to the levels established at the end of the first quarter of 1998.

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SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
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Renewed concerns over Asia and slowing earnings growth rocked the stock market in May. The S&P 500 declined by almost 2%. Several companies provided early guidance about lower second quarter earnings. However, investors who had exposure to big-company stocks in the second quarter of 1998 did well, as the S&P 500 again outpaced most other types of funds and had a return of roughly 3.17% in the second quarter of 1998 compared with the slight loss experienced by most average U.S. stock funds. Despite the fact that the earnings of large companies that dominate the S&P 500 have come under pressure lately, investors appeared to prefer the relative "safety" of large-capitalization company stocks during the reporting period that can still maintain their earnings in a slowing economy.

INTERMEDIATE HIGH GRADE PORTFOLIO

The investment objective of the Intermediate High Grade Portfolio ("Portfolio") is to provide investors with as high a level of current income as is consistent with the protection of capital. Under normal market conditions, the Portfolio will invest at least 65% of its assets in high-quality, intermediate-term U.S. government securities and U.S. corporate bonds. For the six months ended June 30, 1998, the Portfolio had a total return of 3.56%, compared to the Lehman Brothers Government/ Corporate Bond Index total return of 4.17%. (The Lehman Brothers Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds.)

During the second quarter of 1998, 30-year bond yields fell to all-time lows. Renewed turmoil in Asia helped pave the way for lower yields. Moreover, lower yields were caused by a classic flight to quality and the expectation that the problems in Asia would lead to a slowdown in the U.S. economy.

The Portfolio maintained a longer average maturity than the Lehman Brothers Intermediate Government/Corporate Index during the reporting period. (Average maturity is a dollar-weighted average maturity of bonds contained in the portfolio.)

The Portfolio sold FNMA 30-year 6.5% mortgages and bought FNMA 15-year 6% mortgages. This trade lowered the overall coupon of the mortgage holdings. (Coupon is the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value.) The lower coupon on mortgage holdings should be less susceptible to prepayment fears if interest rates continue to fall.

The managers' near-term outlook is for second quarter Gross Domestic Product ("GDP") growth to come in below consensus estimates due to a reduction in inventory levels, the GM strike and Asia's ongoing problems. The big question is, "Will the Asian situation continue to deteriorate and potentially spread to Russia and Latin America or will Asia begin to stabilize and start on the road to recovery?" Due to the uncertainty surrounding Asia, the near-term outlook is that the Fed will keep monetary policy unchanged.

APPRECIATION PORTFOLIO

For the six months ended June 30, 1998, the Appreciation Portfolio ("Portfolio") had a total return of 12.80%. In comparison, the S&P 500 posted a total return of 17.72% for the same period. The Portfolio's investment objective is to provide investors with long-term appreciation of capital.

The more defensive posture that the managers have assumed over the past six months has cost them some upside, but is consistent with their historical approach of trying to reduce volatility and risk when the stock market's valuations seem particularly high, or when they cannot find enough good stocks at prices they consider fair, let alone undervalued. They carried substantial cash reserves during the first half of the year, and they were underrepresented in a handful of big stocks that never seem to go down. For the most part, however, the Portfolio had some excellent stocks that met their philosophy of owning dominant companies with superior balance sheets, products that people want or need and managements that work for shareholders interests.

The stock markets overall gains are all the more striking because one of the cornerstones of stock appreciation is corporate earnings, and earnings have been far weaker than anticipated by many analysts and companies alike. The rapid deterioration in most Asian economies has been costly to many U.S. corporations that depend on Asia for a good portion of their earnings. Additionally, technology company earnings have suffered from excess inventories. Despite those factors, the stock market has remained up. However, appearances in this case are a bit deceiving, because while the popular market averages have stayed strong, the number of stocks gaining ground has narrowed sharply. Many company stocks, when informing investors of earnings shortfalls, have been decimated; but the money, instead of leaving the market, migrates to a handful of already

                                        2

<PG$PCN>
SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
--------------------------------------------------------------------------------

strong stocks. The managers have always prided themselves on their ability to pick great companies, and to own the stocks of those companies; but they also try very hard to take care and not pay exorbitant prices for them.

Allstate Corp. remains the Portfolio's single-largest holding, although they have slightly reduced their weighting, as the stock was becoming an outsized position because of its appreciation. Ralston Purina, a company with leadership positions in pet foods and batteries, has become a major holding. In their opinion, the company is worth more than the sum of its parts, core volumes are growing strongly and significant value-creating events are possible over the long term. Pharmaceutical companies such as Bristol-Myers, Johnson & Johnson and Merck, also remain major Portfolio holdings.

Finally, the managers have started to re-emphasize the energy sector with sizable positions in Exxon and Mobil. Other major additions to the Portfolio during the reporting period include PPG Industries and the Bank of New York. PPG is a chemical company that is in the midst of changing its business mix away from commodity chemicals to focus on its higher return, value-added coatings business. The Bank of New York is an important residential bank in the New York metro area with a significant presence in corporate fee-based services.

One of their most disappointing stocks has been Hewlett Packard, which is a good example of both the risks and the rewards of investing in the technology sector. While they substantially reduced their position at higher levels, the company has been unable to reduce its costs to offset a slowdown in several of its product areas. Another is Kimberly Clark, where the company continues to struggle in the European tissue market. In our view, management is working hard to fix the issue and the stock's valuation remains attractive. The Portfolio remains broadly diversified among major market sectors. At the margin, the managers are contemplating reducing their financial exposure due to the overwhelming positive sentiment on the sector. Their belief that bond yields are unlikely to fall significantly lower and valuations that already discount the current favorable economic environment.

TOTAL RETURN PORTFOLIO

For the six months ended June 30, 1998, the Total Return Portfolio ("Portfolio") had a total return of 5.03%. In comparison, the S&P 500 posted a total return of 17.72% for the same period. The Portfolio's investment objective is to provide investors with total return, consisting of long-term capital appreciation and income. To achieve its objective the Portfolio will primarily invest in a diversified portfolio of dividend-paying common stocks.

Two of the most important factors affecting the Portfolio during the last few quarters were the severe two-tier market in the United States and the affects of the Asian crisis on certain sectors of the U.S. stock market.

In 1998, the largest 50 stocks within the S&P 500 have advanced about 35% year-to-date whereas as the smallest 100 companies within this index actually posted a fractional loss. It is the judgment of the managers that the largest companies are substantially overvalued which means their holdings in this area of the market are limited at this time. When companies begin to have P/E ratios of 40 to 60 times earnings in many cases and these P/E ratios are three times or more the underlying growth rate of earnings, we think the risks are unacceptably high. (A P/E ratio shows the relationship between a stock's price and the company's earnings for the last four quarters.) The managers believe overall earnings will be slowing which further stretches current valuations for some of the best-known U.S. companies.

Their investment discipline forces them to look for values, not necessarily what is popular in the market. In addition, we maintain a long-term investment horizon. We believe the best values (i.e., those sectors with the best risk/reward profiles) in recent months were concentrated in real estate investment trusts ("REITs"), energy, basic industries and selected technology companies. They think these areas of the market have much better long-term prospects and that downside risk, always an important concern for them, is rather limited.

The value disparity between the top 50 names in the S&P 500 and most other stocks is wider than at any time in the last 25 years. They will continue to emphasize those companies and sectors that, in their judgement, offer investors the best absolute and relative values.

Additions to the Portfolio in the last few months include positions in paper, aluminum, energy and financial services. They have also added to their positions in communications, technology and in the electric utility areas. Moreover, they have added moderately to our 11% holdings in REITs. The managers also increased their holdings in the consumer staples area by buying a company that they believe represents a high potential turnaround story.

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SEMI-ANNUAL REPORT FOR GREENWICH STREET SERIES FUND
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The P/E ratio and the price-to-sales ratio for the S&P 500 have doubled in the last four years. These trends are unlikely to continue and in fact the managers project some P/E compression for many of the largest names in the S&P 500 in the coming five years. The overall return for the S&P 500 may be in the 6% to 8% range annually, affected by slowing corporate earnings growth and P/E ratios stop that expanding. In their opinion, the market will be broadening, and the returns to the "average stock" will compare favorably to the S&P 500 in the time period through 2003 (i.e., five years).

In closing, we would like to thank you for your investment in the Greenwich Street Series Fund. We look forward to helping you pursue your financial needs in the years to come.

Sincerely,

/s/ HEATH B. MCLENDON
-----------------------
Heath B. McLendon
Chairman

July 17, 1998

                                        4

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- INTERMEDIATE HIGH GRADE PORTFOLIO AS OF 6/30/98 (UNAUDITED)

                                                                           LEHMAN BROTHERS
             MEASUREMENT PERIOD               INTERMEDIATE HIGH GRADE    GOVERNMENT/CORPORATE
           (FISCAL YEAR COVERED)                     PORTFOLIO                BOND INDEX
10/16/91                                               10000                    10000
DEC-91                                                 10240                    10440
DEC-92                                                 10781                    11231
DEC-93                                                 11643                    12470
DEC-94                                                 11287                    12032
DEC-95                                                 13292                    14348
DEC-96                                                 13518                    14764
DEC-97                                                 14690                    15772
6/30/98                                                15212                    16430

-------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------
     Six Months Ended 6/30/98+               3.56%
     Year Ended 6/30/98                      9.67%
     Five Years Ended 6/30/98                6.03%
     10/16/91* through 6/30/98               6.45%
              CUMULATIVE TOTAL RETURN
---------------------------------------------------
     10/16/91* through 6/30/98              52.12%
     + Total return is not annualized, as it may
       not be representative of the total return for
       the year.
     * Commencement of operations
-------------------------------------------------

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Intermediate High Grade
Portfolio on October 16, 1991
(commencement of operations)
through June 30, 1998 with that
of a similar investment in the
Lehman Brothers
Government/Corporate Bond Index.
Index information is available at
month-end only; therefore, the
closest month-end to inception
date of the Portfolio has been
used. The Lehman Brothers
Government/Corporate Bond Index
is a weighted composite of the
Lehman Brothers Government Bond
Index, which is a broad-based
index of all public debt
obligations of the U.S.
Government and its agencies and
has an average maturity of nine
years and the Lehman Brothers
Corporate Bond Index, which is
comprised of all public
fixed-rate non-convertible
investment-grade domestic
corporate debt, excluding
collateralized mortgage
obligations.

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- APPRECIATION PORTFOLIO AS OF 6/30/98 (UNAUDITED)

             MEASUREMENT PERIOD                                         STANDARD & POORS 500
           (FISCAL YEAR COVERED)              APPRECIATION PORTFOLIO           INDEX
10/16/91                                              10000                    10000
DEC-91                                                10490                    10838
DEC-92                                                11133                    11668
DEC-93                                                11926                    12844
DEC-94                                                11792                    13012
DEC-95                                                15193                    17898
DEC-96                                                18197                    22005
DEC-97                                                22999                    29345
6/30/98                                               25943                    34546

-------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------
     Six Months Ended 6/30/98+              12.80%
     Year Ended 6/30/98                     22.29%
     Five Years Ended 6/30/98               18.02%
     10/16/91* through 6/30/98              15.27%
              CUMULATIVE TOTAL RETURN
---------------------------------------------------
     10/16/91* through 6/30/98             159.43%
     + Total return is not annualized, as it may
       not be representative of the total return for
       the year.
     * Commencement of operations
-------------------------------------------------

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Appreciation Portfolio on
October 16, 1991 (commencement of
operations) through June 30, 1998
with that of a similar investment
in the Standard & Poor's 500
Index. Index information is
available at month-end only;
therefore, the closest month-end
to inception date of the
Portfolio has been used. The
Standard & Poor's 500 Index is an
unmanaged index composed of 500
widely held common stocks listed
on the New York Stock Exchange,
American Stock Exchange and
over-the-counter market.

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        5

<PG$PCN>

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- TOTAL RETURN PORTFOLIO AS OF 6/30/98 (UNAUDITED)

             MEASUREMENT PERIOD                                         STANDARD & POORS 500
           (FISCAL YEAR COVERED)              TOTAL RETURN PORTFOLIO           INDEX
12/3/93                                               10000                    10000
DEC-93                                                10300                    10121
DEC-94                                                11062                    10253
DEC-95                                                13832                    14103
DEC-96                                                17335                    17340
DEC-97                                                20255                    21109
6/30/98                                               21273                    24850

-------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------
     Six Months Ended 6/30/98+               5.03%
     Year Ended 6/30/98                     13.95%
     12/3/93* through 6/30/98               17.94%
              CUMULATIVE TOTAL RETURN
---------------------------------------------------
     12/3/93* through 6/30/98              112.73%
     + Total return is not annualized, as it may
       not be representative of the total return for
       the year.
     * Commencement of operations
-------------------------------------------------

The chart to the right compares
the growth in value of a
hypothetical $10,000 investment
in Total Return Portfolio on
December 3, 1993 (commencement of
operations) through June 30, 1998
with that of a similar investment
in the Standard & Poor's 500
Index. Index information is
available at month-end only;
therefore, the closest month-end
to inception date of the
Portfolio has been used. The
Standard & Poor's 500 Index is an
unmanaged index composed of 500
widely held common stocks listed
on the New York Stock Exchange,
American Stock Exchange and
over-the-counter market.

--------------------------------------------------------------------------------

The performance shown represents past performance and is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

                                        6

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED)                              JUNE 30, 1998

                       INTERMEDIATE HIGH GRADE PORTFOLIO

        FACE
       AMOUNT                                     SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 4.0%
     $  590,000         Standard Credit Card Master Trust, 5.900% due 2/7/01
                        (Cost -- $588,727)..........................................  $   590,637
-------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 13.5%
        691,186         Federal National Mortgage Association, 7.000% due 1/1/13....      704,360
        285,027         Federal National Mortgage Association, 7.000% due 2/1/13....      290,460
        990,000         Federal National Mortgage Association, 6.000% due 6/1/13....      980,101
-------------------------------------------------------------------------------------------------
                        TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $1,974,159).......    1,974,921
-------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 61.1%
-------------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.4%
                        Rockwell International:
        100,000         Debentures, 8.875% due 9/15/99..............................      103,625
        100,000         Notes, 6.750% due 9/15/02...................................      103,125
-------------------------------------------------------------------------------------------------
                                                                                          206,750
-------------------------------------------------------------------------------------------------
DOMESTIC BANKS -- 14.5%
        400,000         Banc One Corp., Sr. Notes, 6.700% due 3/24/00...............      405,000
        180,000         Chase Manhattan Bank Corp., Sr. Notes, 5.875% due 8/4/99....      180,000
        500,000         Norwest Corp., Sr. Notes, 6.250% due 4/15/99................      501,875
        500,000         Rabo Bank Nederland, Deposit Notes, 5.950% due 10/6/99......      500,000
        500,000         Republic New York Corp., Debentures, 9.500% due 7/1/00......      533,125
-------------------------------------------------------------------------------------------------
                                                                                        2,120,000
-------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.4%
        200,000         Virginia Electric and Power Co., 8.875% due 6/1/99..........      205,250
-------------------------------------------------------------------------------------------------
ELECTRONICS / COMPUTERS -- 3.6%
        500,000         Philips Electronics Corp., Notes, 7.200% due 6/1/26.........      532,500
-------------------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 13.0%
        500,000         Bankers Trust Institutional Capital Trust B, Company
                        Guaranteed Notes,
                        7.750% due 12/1/26 (a)......................................      525,000
        100,000         Caterpillar Financial Services Inc., Medium Term Notes,
                        6.100% due 7/15/99..........................................      100,252
        200,000         General Electric Capital Corp., Notes, 8.100% due 1/26/99...      202,574
        250,000         J.P. Morgan & Co., Series A, Unsubordinated Sr. Notes,
                        6.125% due 10/2/00..........................................      251,250
        500,000         Pitney Bowes Credit Corp., Notes, 5.650% due 1/15/03........      493,125
        300,000         Xerox Capital Trust, Company Guaranteed Notes, 8.000% due
                        2/1/27......................................................      327,750
-------------------------------------------------------------------------------------------------
                                                                                        1,899,951
-------------------------------------------------------------------------------------------------
FOREIGN BANKS -- 3.7%
        500,000         National Westminster Bank-N.Y., Sub. Notes, 9.450% due
                        5/1/01......................................................      544,375
-------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT -- 0.8%
        100,000         Quebec Province, Notes, 8.625% due 1/19/05..................      113,750
-------------------------------------------------------------------------------------------------
HEALTHCARE -- 5.4%
        500,000         Service Corp. International, Notes, 7.000% due 6/1/15.......      518,125
        250,000         Kimberly-Clark Corp., Debentures, 7.875% due 2/1/23.........      270,000
-------------------------------------------------------------------------------------------------
                                                                                          788,125
-------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        7

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                       INTERMEDIATE HIGH GRADE PORTFOLIO

        FACE
       AMOUNT                                     SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
INSURANCE COMPANIES -- 3.6%
     $  500,000         St. Paul Cos., Inc., Notes, 7.180% due 5/5/04...............  $   523,125
-------------------------------------------------------------------------------------------------
NATURAL GAS PIPELINE -- 5.9%
        245,000         BP America Inc., Debentures, 9.375% due 11/1/00.............      263,375
        500,000         HNG Internorth, Debentures, 9.625% due 3/15/06..............      601,875
-------------------------------------------------------------------------------------------------
                                                                                          865,250
-------------------------------------------------------------------------------------------------
OIL INTEGRATED - DOMESTIC -- 3.4%
        500,000         Shell Oil Co., Debentures, 6.950% due 12/15/98..............      501,765
-------------------------------------------------------------------------------------------------
RETAIL -- 1.8%
        250,000         Wal-Mart Stores Inc., Debentures, 9.100% due 7/15/00........      265,312
-------------------------------------------------------------------------------------------------
SOVEREIGN DEBT -- 2.6%
         95,000         Asian Development Bank, Debentures, 9.125% due 6/1/00.......      100,819
        180,000         Asian Development Bank, Debentures, 8.500% due 5/2/01.......      193,050
         75,000         Republic of Ireland, Notes, 7.125% due 7/15/02..............       78,375
-------------------------------------------------------------------------------------------------
                                                                                          372,244
-------------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES (Cost -- $8,808,412)........    8,938,397
-------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 21.4%
      1,000,000         U.S. Treasury Bonds, 8.125% due 8/15/19.....................    1,289,650
        250,000         U.S. Treasury Bonds, 6.000% due 2/15/26.....................      260,350
        275,000         U.S. Treasury Notes, 6.375% due 1/15/99.....................      276,059
      1,000,000         Federal Home Loan Bank, 6.450% due 10/29/07.................    1,042,560
        250,000         Federal National Mortgage Association, Medium Term Notes,
                        6.220% due 3/13/06..........................................      255,483
-------------------------------------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                        (Cost -- $2,966,488)........................................    3,124,102
-------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $14,337,786*)............  $14,628,057
-------------------------------------------------------------------------------------------------

(a) Security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        8

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 82.3%
---------------------------------------------------------------------------------------
BASIC INDUSTRIES -- 2.5%
      1,700  Agribrands International Inc. (a)...........................  $     51,425
     35,000  E.I. du Pont de Nemours & Co. ..............................     2,611,875
     30,000  Olin Corp. .................................................     1,250,625
     33,000  St. Joe Paper Co. ..........................................       903,375
---------------------------------------------------------------------------------------
                                                                              4,817,300
---------------------------------------------------------------------------------------
CAPITAL GOODS -- 8.7%
     51,000  Allied Signal Inc. .........................................     2,263,125
     16,000  Emerson Electric Co. .......................................       966,000
     47,000  General Electric Co. .......................................     4,277,000
     16,000  Honeywell, Inc. ............................................     1,337,000
     19,000  Johnson Controls Inc. ......................................     1,086,562
     22,000  Lockheed Martin Corp. ......................................     2,329,250
     30,000  Minnesota Mining & Manufacturing Co. .......................     2,465,625
     34,000  Tyco International Ltd. ....................................     2,142,000
---------------------------------------------------------------------------------------
                                                                             16,866,562
---------------------------------------------------------------------------------------
COMMUNICATIONS -- 1.3%
     30,000  Lucent Technologies Inc. ...................................     2,495,625
---------------------------------------------------------------------------------------
CONSUMER DURABLES -- 2.4%
     14,000  Chrysler Corp. .............................................       789,250
     26,000  General Motors Corp. .......................................     1,737,125
     13,000  Goodyear Tire & Rubber Co. .................................       837,687
     25,500  Newell Co. .................................................     1,270,218
---------------------------------------------------------------------------------------
                                                                              4,634,280
---------------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 11.7%
     20,000  Bestfoods Co. ..............................................     1,161,250
     33,000  Black & Decker Corp. .......................................     2,013,000
     22,000  Conagra Inc. ...............................................       697,125
     33,000  Dow Chemical Co. ...........................................     3,190,687
     16,000  Eastman Kodak Co. ..........................................     1,169,000
     16,000  Gillette Co. ...............................................       907,000
     50,000  Kimberly-Clark Corp. .......................................     2,293,750
     25,000  PepsiCo, Inc. ..............................................     1,029,687
     37,000  PPG Industries Inc. ........................................     2,573,812
     16,000  Procter & Gamble Corp. .....................................     1,457,000
     25,000  Ralston-Ralston Purina Group................................     2,920,312
      8,000  Stanley Works...............................................       332,500
     36,000  Unilever NV.................................................     2,841,750
---------------------------------------------------------------------------------------
                                                                             22,586,873
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                        9

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
CONSUMER SERVICES -- 7.1%
     36,000  Gannett Co. ................................................  $  2,558,250
     20,000  Hilton Hotels Corp. ........................................       570,000
     34,000  McDonald's Corp. ...........................................     2,346,000
     38,000  Meredith Corp. .............................................     1,783,625
     12,000  Scandinavian Broadcasting System SA (a).....................       362,250
     19,000  The Walt Disney Co. ........................................     1,996,187
     15,000  Time Warner, Inc. ..........................................     1,281,562
     45,000  Wal-Mart Stores, Inc........................................     2,733,750
---------------------------------------------------------------------------------------
                                                                             13,631,624
---------------------------------------------------------------------------------------
ENERGY -- 7.5%
     50,000  Amoco Corp. ................................................     2,081,260
     22,000  Ashland Inc. ...............................................     1,135,750
     14,000  EVI Weatherford Inc. (a)....................................       519,750
     35,000  Exxon Corp. ................................................     2,495,937
     22,000  Halliburton Co. ............................................       980,375
     22,000  Mead Corp. .................................................       698,500
     40,000  Mobil Oil Corp. ............................................     3,065,000
     26,000  Royal Dutch Petroleum Co. ..................................     1,425,125
     14,000  Schlumberger Ltd. ..........................................       956,375
     15,000  Texaco Inc. ................................................       895,312
     10,000  Union Pacific Corp. ........................................       175,625
---------------------------------------------------------------------------------------
                                                                             14,429,009
---------------------------------------------------------------------------------------
FINANCIAL SERVICES -- 18.7%
     63,000  Allstate Corp. .............................................     5,768,437
     19,000  American Express Co.........................................     2,166,000
     26,000  American International Group, Inc. .........................     3,796,000
     17,000  Associated First Captial Corp. .............................     1,306,875
     33,000  Bank of New York Co., Inc. .................................     2,002,687
     36,040  Chase Manhattan Corp. ......................................     2,721,020
     30,000  Chubb Corp. ................................................     2,411,250
     15,000  CNA Financial Corp. (a) ....................................       698,437
     43,000  Federal National Mortgage Association.......................     2,612,250
     15,000  First Virginia Banks, Inc. .................................       766,875
     10,000  General Re Corp. ...........................................     2,535,000
     63,000  Household International, Inc. ..............................     3,134,250
     27,000  Leucadia National Corp. (a).................................       892,687
     17,000  National City Corp. ........................................     1,207,000
     42,000  St. Paul Cos. ..............................................     1,766,625
      6,000  Wells Fargo & Co. ..........................................     2,214,000
---------------------------------------------------------------------------------------
                                                                             35,999,393
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             APPRECIATION PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
HEALTHCARE -- 9.0%
     56,000  Abbott Labs, Inc. ..........................................  $  2,289,000
     37,000  American Home Products Corp. ...............................     1,914,750
     37,000  Bristol-Myers Squibb Co. ...................................     4,252,687
      8,000  Eli Lilly & Co. ............................................       528,500
     49,000  Johnson & Johnson...........................................     3,613,750
     24,000  Merck & Co., Inc. ..........................................     3,210,000
     14,000  Pfizer Inc. ................................................     1,521,625
---------------------------------------------------------------------------------------
                                                                             17,330,312
---------------------------------------------------------------------------------------
TECHNOLOGY -- 9.0%
     33,000  Chiron Corp. (a)............................................       517,687
     24,500  Cisco Systems Inc. (a)......................................     2,255,531
     24,000  Compaq Computer Corp. ......................................       681,000
     15,000  First Data Corp. ...........................................       499,687
     27,000  Hewlett-Packard Co. ........................................     1,616,625
     24,000  Intel Corp. ................................................     1,779,000
     18,000  International Business Machines Corp. ......................     2,066,625
     12,000  Microsoft Corp. ............................................     1,300,500
     29,000  Texas Instruments, Inc. ....................................     1,691,062
     50,000  Thermo Electron Corp. (a)...................................     1,709,375
     15,000  Unitrode Corp. (a)..........................................       172,500
     30,000  Xerox Corp. ................................................     3,048,750
---------------------------------------------------------------------------------------
                                                                             17,338,342
---------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 3.8%
     50,000  Ameritech Corp. ............................................     2,243,750
     28,000  Bell Atlantic Corp. ........................................     1,277,500
      8,000  Bellsouth Corp. ............................................       537,000
     46,000  GTE Corp. ..................................................     2,558,750
      3,000  SBC Communications, Inc. ...................................       120,000
     14,000  US West Inc. ...............................................       658,000
---------------------------------------------------------------------------------------
                                                                              7,395,000
---------------------------------------------------------------------------------------
TRANSPORTATION -- 0.6%
     13,000  AMR Corp. (a)...............................................     1,082,250
---------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $102,011,403)...................   158,606,570
---------------------------------------------------------------------------------------

   FACE
  AMOUNT                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 17.7%
$34,142,000  Goldman, Sachs & Co., 5.645% due 7/1/98; Proceeds at
             maturity -- $34,147,354; (Fully collateralized by U.S.
             Treasury Note, 5.375% due 6/30/00; Market
             value -- $34,841,075) (Cost -- $34,142,000).................    34,142,000
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100% (Cost -- $136,153,403*)...........  $192,748,570
---------------------------------------------------------------------------------------

(a) Non-income producing security.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       11

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             TOTAL RETURN PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
COMMON STOCK -- 67.5%
--------------------------------------------------------------------------------------------------
BANKS - MONEY CENTER -- 8.3%
          75,000        American Express Co. (c)....................................  $  8,550,000
         135,000        Bank of New York Co., Inc...................................     8,192,812
          25,000        J.P. Morgan & Co., Inc. (c).................................     2,928,125
          85,000        Mellon Bank Corp. ..........................................     5,918,125
--------------------------------------------------------------------------------------------------
                                                                                        25,589,062
--------------------------------------------------------------------------------------------------
BASIC MATERIALS -- 5.2%
          90,000        Aluminum Co. of America (b).................................     5,934,375
         299,500        Oregon Steel Mills Inc......................................     5,578,187
         200,000        RMI Titanium Co. (a)(b).....................................     4,550,000
--------------------------------------------------------------------------------------------------
                                                                                        16,062,562
--------------------------------------------------------------------------------------------------
CHEMICALS -- 2.0%
          65,000        Dow Chemical Co. (b)........................................     6,284,687
--------------------------------------------------------------------------------------------------
COMMUNICATIONS -- 9.3%
         110,000        American Telephone & Telegraph Corp. (b)....................     6,283,750
         200,000        Comsat Corp.................................................     5,662,500
         150,000        Enron Corp..................................................     8,109,375
          75,000        GTE Corp. (c)...............................................     4,171,875
          95,000        US West Inc. ...............................................     4,465,000
--------------------------------------------------------------------------------------------------
                                                                                        28,692,500
--------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS -- 6.9%
          90,000        Georgia Pacific Corp........................................     5,304,375
         225,000        Toys "R" Us, Inc. (a).......................................     5,301,563
         175,000        Wal-Mart Stores, Inc. (b)(c)................................    10,631,250
--------------------------------------------------------------------------------------------------
                                                                                        21,237,188
--------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 2.7%
         200,000        PepsiCo, Inc. ..............................................     8,237,500
--------------------------------------------------------------------------------------------------
ENERGY -- 7.6%
         100,000        Chevron Corp. ..............................................     8,306,250
          70,000        Coastal Corp. ..............................................     4,886,875
          50,000        Diamond Offshore Drilling Inc. (b)(c).......................     2,000,000
         100,000        Noble Drilling Corp. (b)....................................     2,406,250
         300,000        Ocean Energy Inc. (a).......................................     5,868,750
--------------------------------------------------------------------------------------------------
                                                                                        23,468,125
--------------------------------------------------------------------------------------------------
HEALTHCARE -- 1.9%
          50,000        Bristol-Myers Squibb Co. (b)(c).............................     5,746,875
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             TOTAL RETURN PORTFOLIO

       SHARES                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
REAL ESTATE -- 12.0%
         261,500        Merry Land & Investment Co., Inc............................  $  5,507,844
         180,000        Shurgard Storage Centers Inc. Class A Shares................     4,995,000
         135,000        Simon Debartolo Group, Inc. ................................     4,387,500
         135,000        Spieker Properties, Inc. ...................................     5,231,250
         175,000        The Rouse Co. (b)...........................................     5,501,563
         160,000        TriNet Corp. Realty Trust, Inc..............................     5,440,000
          34,800        Western Real Estate Investment Trust........................       476,325
         311,300        Westfield America Inc. .....................................     5,720,138
--------------------------------------------------------------------------------------------------
                                                                                        37,259,620
--------------------------------------------------------------------------------------------------
TECHNOLOGY -- 3.5%
         150,000        Adobe Systems Inc. (c)......................................     6,365,625
         218,500        Danka Business Systems Plc..................................     2,581,031
         150,000        Geoworks Corp. (a)..........................................       525,000
          25,000        Motorola, Inc. (c)..........................................     1,314,063
--------------------------------------------------------------------------------------------------
                                                                                        10,785,719
--------------------------------------------------------------------------------------------------
TRANSPORTATION -- 2.1%
         150,000        Union Pacific Corp. (b).....................................     6,618,750
--------------------------------------------------------------------------------------------------
UTILITIES -- 5.1%
         125,000        Duke Energy Corp. ..........................................     7,406,250
             300        Hong Kong Telecom. Ltd. ....................................         5,662
         300,760        Sempra Energy (a)...........................................     8,346,090
--------------------------------------------------------------------------------------------------
                                                                                        15,758,002
--------------------------------------------------------------------------------------------------
WHOLESALE DISTRIBUTOR -- 0.9%
         152,000        Fleming Cos. Inc............................................     2,669,500
--------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK (Cost -- $178,379,225)...................   208,410,090
--------------------------------------------------------------------------------------------------
OPTIONS PURCHASED -- 0.0%
BANKS - MONEY CENTER -- 0.0%
          25,000        J.P. Morgan & Co., Inc. Put @ 100, Expire 1/15/99
                        (Cost -- $125,750)..........................................        75,000
--------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 5.4%
         225,000        Greyhound Lines, Exchangeable 8.50% (d).....................     7,959,375
         125,000        KMart Financing Corp., Exchangeable 7.75%...................     8,750,000
--------------------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK (Cost -- $12,273,548).................    16,709,375
--------------------------------------------------------------------------------------------------
                        SUB-TOTAL INVESTMENTS (Cost -- $190,778,523)................   225,194,465
--------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

<PG$PCN>

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 1998

                             TOTAL RETURN PORTFOLIO

        FACE
       AMOUNT                                     SECURITY                               VALUE
--------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 27.1%
     $42,513,000        Chase, 5.696% due 7/1/98; Proceeds at
                        maturity -- $42,519,726; (Fully collateralized by U.S.
                        Treasury Notes, 5.375% due 6/30/00;
                        Market value -- $43,373,333)................................   $42,513,000
      41,210,000        Goldman, Sachs & Co., 5.645% due 7/1/98; Proceeds at
                        maturity -- $41,216,463; (Fully collateralized by U.S.
                        Treasury Notes, 5.375% due 6/30/00;
                        Market value -- $42,053,796)................................    41,210,000
--------------------------------------------------------------------------------------------------
                        TOTAL REPURCHASE AGREEMENTS (Cost -- $83,723,000)...........    83,723,000
--------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100% (Cost -- $274,501,523*)...........  $308,917,465
--------------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) A portion of this security is on loan (See Note 12).
(c) Security is segregated by Custodian to cover written call options.
(d) Security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       14

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                  JUNE 30, 1998

                                                              INTERMEDIATE                     TOTAL
                                                               HIGH GRADE    APPRECIATION      RETURN
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -- Cost.......................................  $14,337,786    $102,011,403   $190,778,523
  Repurchase agreements -- Cost.............................           --      34,142,000     83,723,000
--------------------------------------------------------------------------------------------------------
  Investments, at Value.....................................  $14,628,057    $158,606,570   $225,194,465
  Repurchase agreements, at Value...........................           --      34,142,000     83,723,000
  Collateral for securities on loan (Note 12)...............           --              --     42,948,612
  Receivable for securities sold............................           --              --      1,364,307
  Dividends and interest receivable.........................      243,596         200,637        596,477
--------------------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................   14,871,653     192,949,207    353,826,861
--------------------------------------------------------------------------------------------------------
LIABILITIES:
  Investment advisory fees payable..........................       13,812          89,188        139,841
  Payable to bank...........................................        9,719              --             --
  Administration fees payable...............................        6,716          32,432         53,332
  Payable for securities on loan (Note 12)..................           --              --     42,948,612
  Payable for securities purchased..........................           --              --        993,162
  Payable for options written (Note 6)......................           --              --      3,558,594
  Accrued expenses..........................................       20,763           5,209         18,944
--------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................       51,010         126,829     47,712,485
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $14,820,643    $192,822,378   $306,114,376
--------------------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest................  $     1,402    $      9,588   $     17,434
  Capital paid in excess of par value.......................   14,376,076     129,810,497    251,539,860
  Undistributed net investment income.......................      435,670       1,153,092      5,089,129
  Accumulated net realized gain (loss) from security
     transactions and options...............................     (282,776)      5,254,034     15,951,444
  Net unrealized appreciation of investments and options....      290,271      56,595,167     33,516,509
--------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $14,820,643    $192,822,378   $306,114,376
--------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................    1,401,845       9,588,452     17,433,895
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE..................................        $10.57         $20.11         $17.56
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       15

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS (UNAUDITED)     FOR THE SIX MONTHS ENDED JUNE 30, 1998

                                                                INTERMEDIATE                       TOTAL
                                                                 HIGH GRADE     APPRECIATION      RETURN
                                                                 PORTFOLIO       PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................      $507,139      $   796,726     $ 1,991,859
  Dividends.................................................            --        1,057,303       3,418,514
-----------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................       507,139        1,854,029       5,410,373
-----------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3).........................        29,758          461,409         808,652
  Administration fees (Note 3)..............................        14,879          167,785         294,055
  Audit and legal...........................................         7,517            5,841           7,803
  Shareholder communications................................         6,923           11,150          15,353
  Shareholder and system servicing fees.....................         5,439            3,472           5,862
  Pricing service fees......................................         2,076               --              --
  Trustees' fees............................................         1,533            5,455          10,171
  Custody...................................................           534            2,976           5,340
  Amortization of deferred organization costs...............            --               --           1,587
  Other.....................................................         1,607            2,701           3,501
-----------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................        70,266          660,789       1,152,324
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................       436,873        1,193,240       4,258,049
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
OPTIONS (NOTES 4 AND 6):
  Realized Gain From:
     Security transactions (excluding short-term
       securities)..........................................        34,300        5,215,768      15,686,797
     Options written........................................            --               --         424,558
-----------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN.........................................        34,300        5,215,768      16,111,355
-----------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
     Beginning of period....................................       235,253       43,212,947      39,948,496
     End of period..........................................       290,271       56,595,167      33,516,509
-----------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET UNREALIZED APPRECIATION........        55,018       13,382,220      (6,431,987)
-----------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND OPTIONS.........................        89,318       18,597,988       9,679,368
-----------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................      $526,191      $19,791,228     $13,937,417
-----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       16

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)   FOR THE SIX MONTHS ENDED JUNE
                                                                        30, 1998

                                                              INTERMEDIATE                     TOTAL
                                                               HIGH GRADE    APPRECIATION      RETURN
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $   436,873    $  1,193,240   $  4,258,049
  Net realized gain.........................................       34,300       5,215,768     16,111,355
  Increase (decrease) in net unrealized appreciation........       55,018      13,382,220     (6,431,987)
--------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................      526,191      19,791,228     13,937,417
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income.....................................     (935,810)     (2,031,508)    (7,062,382)
  Net realized gains........................................           --      (7,186,525)    (8,488,059)
--------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS...........................................     (935,810)     (9,218,033)   (15,550,441)
--------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares..........................      889,940      45,297,413     25,179,194
  Net asset value of shares issued for reinvestment of
     dividends..............................................      935,810       9,218,032     15,550,442
  Cost of shares reacquired.................................   (1,695,647)    (16,400,286)    (7,007,968)
--------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......      130,103      38,115,159     33,721,668
--------------------------------------------------------------------------------------------------------
INCREASE (DECEASE) IN NET ASSETS............................     (279,516)     48,688,354     32,108,644
NET ASSETS:
  Beginning of period.......................................   15,100,159     144,134,024    274,005,732
--------------------------------------------------------------------------------------------------------
  END OF PERIOD*............................................  $14,820,643    $192,822,378   $306,114,376
--------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........     $435,670      $1,153,092     $5,089,129
--------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       17

<PG$PCN>

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)     FOR THE YEAR ENDED DECEMBER
                                                                        31, 1997

                                                             INTERMEDIATE                       TOTAL
                                                              HIGH GRADE     APPRECIATION       RETURN
                                                              PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income....................................  $   935,739     $  2,031,193    $  7,204,804
  Net realized gain (loss).................................      (24,810)       7,187,150       8,306,846
  Increase in net unrealized appreciation..................      336,859       18,175,990      19,189,024
---------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS...................    1,247,788       27,394,333      34,700,674
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income....................................     (962,101)      (1,537,746)     (3,035,727)
  Net realized gains.......................................           --       (7,668,329)     (7,940,255)
---------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS..........................................     (962,101)      (9,206,075)    (10,975,982)
---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares.........................    1,510,131       30,193,445      75,318,676
  Net asset value of shares issued for reinvestment of
     dividends.............................................      962,101        9,206,075      10,975,982
  Cost of shares reacquired................................   (2,394,121)     (14,685,582)     (7,517,017)
---------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS......       78,111       24,713,938      78,777,641
---------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS.....................................      363,798       42,902,196     102,502,333
NET ASSETS:
  Beginning of year........................................   14,736,361      101,231,828     171,503,399
---------------------------------------------------------------------------------------------------------
  END OF YEAR*.............................................  $15,100,159     $144,134,024    $274,005,732
---------------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:.........      $934,607      $1,991,360      $7,893,462
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       18

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     1.  SIGNIFICANT ACCOUNTING POLICIES

     The Intermediate High Grade, Appreciation and Total Return Portfolios ("Portfolios") are separate investment portfolios of the Greenwich Street Series Fund ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund can be acquired through investing in an individual flexible premium deferred combination fixed and variable annuity contract or a certificate evidencing interest in a master group flexible premium deferred annuity offered by certain insurance companies. The Fund offers seven other managed investment portfolios: Money Market, Diversified Strategic Income, Equity Income, Equity Index, Growth and Income, Emerging Growth and International Equity Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate semi-annual report.

     The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between the bid and the ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date;
(h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the capital accounts of the Appreciation and Total Return Portfolios, respectively, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, for the Total Return Portfolio, organization costs are currently being amortized on a straight-line basis over a five year period, which began with the commencement of operations in December 1993.

     2.  DIVIDENDS

     The Portfolios declare and distribute dividends from net investment income annually. Net realized capital gains, if any, are also declared and distributed annually.

     3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     The Fund, on behalf of the Portfolios, has entered into an investment advisory agreement ("Advisory Agreement") with Mutual Management Corp. ("MMC"). MMC is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which in turn is a wholly-owned subsidiary of Travelers Group Inc. ("Travelers"). Under the Advisory Agreement, the Intermediate High Grade, Appreciation and Total Return Portfolios each pay an investment advisory fee calculated at the annual rates of 0.40%, 0.55% and 0.55%, respectively, of the value of their average daily net assets. These fees are calculated daily and paid monthly.

                                       19

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     The Fund, on behalf of the Portfolios, has entered into an administration agreement with MMC. Under the agreement, each Portfolio pays an administration fee calculated at the annual rate of 0.20% of the value of their average daily net assets. These fees are calculated daily and paid monthly.

     By mutual agreement of the parties involved, in the event the aggregate expenses of a Portfolio (exclusive of interest, taxes, brokerage expenses and extraordinary expenses) exceed an agreed-upon limitation, MMC will, as appropriate, reduce its fees by one half the excess expenses in the proportion that its fees bear to the aggregate of such fees paid by the Portfolio. IDS Life Insurance Company ("IDS Life"), one of the insurance companies offering variable annuities through which investments can be made in the Fund, will bear the remaining half of such excess expenses.

     For the six months ended June 30, 1998, Smith Barney received brokerage commissions of $44,260.

     No officer, Director or employee of Smith Barney or its affiliates receives any compensation from the Fund for serving as a Trustee or officer of the Fund.

     4.  INVESTMENTS

     During the six months ended June 30, 1998, the aggregate costs of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                         PORTFOLIO                             PURCHASES        SALES
----------------------------------------------------------------------------------------
Intermediate High Grade.....................................  $  5,081,204   $ 5,366,401
Appreciation................................................    38,699,212    19,603,386
Total Return................................................   109,023,426    95,792,045
----------------------------------------------------------------------------------------

     At June 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                           NET UNREALIZED
                         PORTFOLIO                           APPRECIATION   DEPRECIATION    APPRECIATION
---------------------------------------------------------------------------------------------------------
Intermediate High Grade....................................  $   336,937    $   (46,666)    $   290,271
Appreciation...............................................   57,395,249       (800,082)     56,595,167
Total Return...............................................   43,522,494     (9,106,552)     34,415,942
---------------------------------------------------------------------------------------------------------

     5.  FUTURES CONTRACTS

     The Intermediate High Grade and Total Return Portfolios may from time to time enter into futures contracts.

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.

     The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At June 30, 1998, there were no open futures contracts in the Portfolios.

                                       20

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     6.  OPTION CONTRACTS

     The Intermediate High Grade and Total Return Portfolios may from time to time enter into options contracts.

     Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are "marked to market" daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

     At June 30, 1998, there were no open purchased call or put options in the Portfolios.

     When a Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

     The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     The following covered call options transactions occurred in the Total Return Portfolio during the six months ended June 30, 1998:

                                                              NUMBER OF
                                                              CONTRACTS    PREMIUMS
-------------------------------------------------------------------------------------
Options written, outstanding at December 31, 1997...........     5,310    $ 1,249,520
Options written during the six months ended June 30, 1998...    29,400      8,440,766
Options cancelled in closing purchase transactions..........   (22,900)    (5,781,605)
Options expired.............................................    (4,060)      (998,591)
Options exercised...........................................    (1,250)      (250,929)
-------------------------------------------------------------------------------------
Options written, outstanding at June 30, 1998...............     6,500    $ 2,659,161
-------------------------------------------------------------------------------------

                                       21

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     The following table represents the written call option contracts open at June 30, 1998:

NUMBER OF                                                                            STRIKE
CONTRACTS                                                               EXPIRATION   PRICE      VALUE
--------------------------------------------------------------------------------------------------------
 1,500    Adobe Systems Inc. .........................................    1/15/99     $ 55    $  328,125
   750    American Express Co. .......................................    1/15/99      110       975,000
   250    Bank of New York, Inc. .....................................   10/16/98       65        43,750
   500    Bristol-Myers Squibb Co. ...................................    9/18/98      115       306,250
   500    Diamond Offshore Drilling Inc. .............................    9/18/98       55        18,750
   750    GTE Corp. ..................................................    1/15/99       65        98,438
   250    J.P. Morgan & Co. ..........................................    1/15/99      130       165,625
   250    Motorola, Inc. .............................................    1/15/99       70        25,781
 1,750    Wal-Mart Stores, Inc. ......................................    1/15/99       55     1,596,875
--------------------------------------------------------------------------------------------------------
          (Premiums received -- $2,659,161)...........................                        $3,558,594
--------------------------------------------------------------------------------------------------------

     7.  REPURCHASE AGREEMENTS

     The Portfolios purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     8.  REVERSE REPURCHASE AGREEMENTS

     The Intermediate High Grade Portfolio may enter into reverse repurchase agreements.

     A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade obligations equal in value to its obligations with respect to the reverse repurchase agreements.

     At June 30, 1998, there were no open reverse repurchase agreements in the Portfolio.

     9.  SECURITIES TRADED ON A WHEN-ISSUED OR TO-BE-ANNOUNCED BASIS

     The Intermediate High Grade and Total Return Portfolios may from time to time purchase securities on a when-issued or to-be-announced ("TBA") basis.

     In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At June 30, 1998, there were no when-issued or TBA securities held in the Portfolios.

                                       22

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     10.  MORTGAGE ROLL TRANSACTIONS

     The Intermediate High Grade Portfolio has the ability to participate in mortgage roll transactions.

     A mortgage roll transaction involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale and the income from these investments will be invested, together with any additional income from the Portfolio exceeding the yield on the securities sold.

     At June 30, 1998, there were no open mortgage roll transactions in the Portfolio.

     11.  SHORT SALES AGAINST THE BOX

     The Total Return Portfolio has the ability to engage in short sales against the box.

     A short sale against the box is a short sale of common stock such that, when the short position is open, the Portfolio involved owns an equal amount of the stock or preferred stocks or debt securities, convertible or exchangeable, without payment of further consideration, into an equal number of shares of common stock sold short. The proceeds of the sale will be held by the broker until the settlement date, when the Portfolio delivers the stock or the convertible or exchangeable securities to close out its short position. Although prior to delivery a Portfolio will have to pay an amount equal to any dividends paid on the common stock sold short, the Portfolio will receive the dividends from the stock or, the preferred stock or the interest from the convertible or exchangeable debt securities plus a portion of the interest earned from the proceeds of the short sale. The Portfolio will deposit, in a segregated account with the Fund's custodian, the common stock or convertible preferred stock or debt securities in connection with short sales against the box.

     At June 30, 1998, the Portfolio had no open short sales against the box.

     12.  LENDING OF SECURITIES

     The Portfolios have an agreement with the custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations, and receive a lenders fee. Fees earned by the Portfolios on securities lending are recorded in interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

     At June 30, 1998, the Total Return Portfolio had loaned common stocks having a value of $41,246,952 and holds the following collateral for loaned securities:

                    SECURITY DESCRIPTION                         VALUE
-------------------------------------------------------------------------
TIME DEPOSITS:
  Toronto Dominion, 6.500% due 7/1/98.......................  $ 7,798,419
  Svenska Handelbank, 6.500% due 7/1/98.....................    7,798,419
  Deutsche Bank, 7.000% due 7/1/98..........................    7,798,419
  Banque Paribee, 6.500% due 7/1/98.........................    9,592,056
REPURCHASE AGREEMENTS:
  Goldman, Sachs, 6.250% due 7/1/98.........................    4,892,326
  Morgan Stanley, 6.250% due 7/1/98.........................    5,068,973
-------------------------------------------------------------------------
Total.......................................................  $42,948,612
-------------------------------------------------------------------------

                                       23

<PG$PCN>

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     13.  SHARES OF BENEFICIAL INTEREST

     At June 30, 1998, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares for each portfolio were as follows:

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 1998     DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------
INTERMEDIATE HIGH GRADE PORTFOLIO
Shares sold.................................................        80,128             139,239
Shares issued on reinvestment...............................        88,618              88,428
Shares redeemed.............................................      (153,728)           (218,271)
--------------------------------------------------------------------------------------------------
Net Increase................................................        15,018               9,396
--------------------------------------------------------------------------------------------------
APPRECIATION PORTFOLIO
Shares sold.................................................     2,242,002           1,610,791
Shares issued on reinvestment...............................       459,295             505,828
Shares redeemed.............................................      (806,168)           (807,939)
--------------------------------------------------------------------------------------------------
Net Increase................................................     1,895,129           1,308,680
--------------------------------------------------------------------------------------------------
TOTAL RETURN PORTFOLIO
Shares sold.................................................     1,371,898           4,458,481
Shares issued on reinvestment...............................       888,597             638,881
Shares redeemed.............................................      (380,570)           (443,057)
--------------------------------------------------------------------------------------------------
Net Increase................................................     1,879,925           4,654,305
--------------------------------------------------------------------------------------------------

     14.  CAPITAL LOSS CARRYFORWARDS

     At December 31, 1997, the following Portfolio had, for Federal income tax purposes, capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                                        2002            2004           2005            TOTAL
--------------------------------------------------------------------------------------------------------------
Intermediate High Grade Portfolio............         $288,000         $4,000         $25,000         $317,000
--------------------------------------------------------------------------------------------------------------

                                       24

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
For a share of beneficial interest outstanding throughout each period:

      INTERMEDIATE HIGH GRADE PORTFOLIO          1998(1)       1997         1996         1995         1994         1993
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........     $10.89       $10.70       $10.60        $9.66       $10.69      $10.29
------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (2)..................       0.35         0.72         0.71         0.66         0.61        0.55
  Net realized and unrealized gain (loss)....       0.04         0.21        (0.53)        1.00        (0.94)       0.26
------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..........       0.39         0.93         0.18         1.66        (0.33)       0.81
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income......................      (0.71)       (0.74)       (0.08)       (0.72)       (0.61)      (0.36)
  Net realized gains.........................         --           --           --           --        (0.09)      (0.05)
------------------------------------------------------------------------------------------------------------------------
Total Distributions..........................      (0.71)       (0.74)       (0.08)       (0.72)       (0.70)      (0.41)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............     $10.57       $10.89       $10.70       $10.60        $9.66      $10.69
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.................................       3.56%++      8.67%        1.69%       17.76%       (3.05)%      8.00%
------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)............    $14,821      $15,100      $14,736      $16,152      $13,280      $9,859
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (2)...............................       0.94%+       0.95%        0.90%        0.86%        0.85%       0.85%
  Net investment income......................       5.87+        6.28         6.35         6.63         6.57        5.25
------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE......................         35%          66%         116%         121%          90%        139%
------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1998 (unaudited).

(2) For the Intermediate High Grade Portfolio, the Investment adviser waived all or part of its fees for the four-year period ended December 31, 1996. In addition, IDS Life reimbursed expenses of $3,006, $12,616 and $16,459 for the three-year period ended December 31, 1995. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                  PER SHARE DECREASES TO       EXPENSE RATIOS WITHOUT FEE
                                                                  NET INVESTMENT INCOME        WAIVERS AND REIMBURSEMENTS
                                                              ------------------------------  ----------------------------
                                                               1996    1995    1994    1993   1996    1995    1994    1993
                                                               ----    ----    ----    ----   ----    ----    ----    ----
   Intermediate High Grade..................................  $0.020  $0.009  $0.020  $0.050  1.07%   0.94%   1.05%   1.36%

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized.

                                       25

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each period:

        APPRECIATION PORTFOLIO             1998(1)         1997          1996          1995          1994          1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...      $18.73        $15.86        $14.39        $11.54        $11.80        $11.13
-------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income................        0.09          0.24          0.27         0.23          0.20          0.15
  Net realized and unrealized gain
     (loss)............................        2.30          3.90          2.60         3.04         (0.32)         0.63
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations....        2.39          4.14          2.87         3.27         (0.12)         0.78
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income................       (0.22)        (0.21)        (0.25)       (0.21)        (0.14)        (0.11)
  Net realized gains...................       (0.79)        (1.06)        (1.15)       (0.21)           --            --
-------------------------------------------------------------------------------------------------------------------------
Total Distributions....................       (1.01)        (1.27)        (1.40)       (0.42)        (0.14)        (0.11)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........      $20.11        $18.73        $15.86        $14.39        $11.54        $11.80
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................       12.80%++      26.39%        19.77%       28.84%        (1.12)%         7.03%
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)......    $192,822      $144,134      $101,232      $94,492       $80,823       $77,843
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses.............................        0.79%+        0.80%         0.85%        0.97%         0.88%         1.01%
  Net investment income................        1.42+         1.68          1.59         1.65          1.75          1.35
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................          14%           34%           39%          43%           61%           33%
-------------------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON
  EQUITY TRANSACTIONS (2)..............       $0.05         $0.06         $0.06         $0.06            --           --
-------------------------------------------------------------------------------------------------------------------------

(1) For the six months ended June 30, 1998 (unaudited).

(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

 + Annualized.

                                       26

<PG$PCN>

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)
For a share of beneficial interest outstanding throughout each period:

        TOTAL RETURN PORTFOLIO           1998(1)       1997        1996        1995        1994      1993(2)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...    $17.62      $15.73      $12.75      $10.78      $10.30      $10.00
-------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (3)............      0.22        0.37        0.26       0.43        0.34        0.01
  Net realized and unrealized gain.....      0.66        2.26        2.97       2.19        0.42*       0.29
-------------------------------------------------------------------------------------------------------------
Total Income From Operations...........      0.88        2.63        3.23       2.62        0.76        0.30
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income................     (0.43)      (0.21)      (0.07)     (0.41)      (0.28)         --
  Net realized gains...................     (0.51)      (0.53)      (0.18)     (0.24)         --          --
-------------------------------------------------------------------------------------------------------------
Total Distributions....................     (0.94)      (0.74)      (0.25)     (0.65)      (0.28)         --
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.........    $17.56      $17.62      $15.73      $12.75      $10.78      $10.30
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN...........................      5.03%++    16.84%      25.33%     25.04%       7.40%       3.00%++
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S)......  $306,114    $274,006    $171,503    $78,042     $23,196      $2,777
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses (3).........................      0.78%+      0.79%       0.83%      1.00%       1.00%       0.85%+
  Net investment income................      2.89+       3.24        3.06       3.80        3.84        1.93+
-------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE................        42%         75%         82%        81%        118%         --
-------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID
  ON EQUITY TRANSACTIONS (4)...........     $0.06       $0.06       $0.06       $0.06          --          --
-------------------------------------------------------------------------------------------------------------

(1)  For the six months ended June 30, 1998 (unaudited).
(2) For the period from December 3, 1993 (commencement of operations) to December 31, 1993.
(3) For the Total Return Portfolio, the Investment adviser waived all or part of its fees for the year ended December
     31, 1994 and the period ended December 31, 1993. In addition, IDS Life reimbursed expenses of $7,873 and $1,472 for the two-year period ended December 31, 1994. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                     PER SHARE                           EXPENSE RATIOS
                                                                 DECREASES TO NET                       WITHOUT WAIVERS
                                                                 INVESTMENT INCOME                     AND REIMBURSEMENTS
                                                             -------------------------         ----------------------------------
                                                               1994             1993                1994                1993
                                                               ----             ----                ----                ----
    Total Return...........................................   $0.01            $0.02               1.11%               4.14%+

(4)  As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
 *   The amount shown in this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and
     withdrawals of shares in relation to the fluctuating market values of the portfolio.
++   Total return is not annualized, as it may not be
     representative of the total return for the year.
 +   Annualized.

                                       27

<PG$PCN>

--------------------------------------------------------------------------------
 ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)
     On February 6, 1998, a special meeting of shareholders of the Trust was held for the purpose of voting on the following matters:

     1. To elect Trustees of the Trust; and
     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

     The results of the vote on Proposal 1 were as follows:

                                                 SHARES VOTED    PERCENTAGE OF   SHARES VOTED    PERCENTAGE OF
               NAME OF TRUSTEES                      FOR         SHARES VOTED       AGAINST      SHARES VOTED
--------------------------------------------------------------------------------------------------------------
Herbert Barg..................................  41,457,550.573      97.176%      1,204,698.617       2.824%
Alfred J. Bianchetti..........................  41,443,251.652      97.143       1,218,997.538       2.857
Martin Brody..................................  41,448,794.038      97.156       1,213,455.152       2.844
Dwight B. Crane...............................  41,476,634.180      97.221       1,185,615.010       2.779
Burt N. Dorsett...............................  41,484,718.121      97.240       1,177,531.069       2.760
Elliot S. Jaffee..............................  41,463,169.203      97.189       1,199,079.987       2.811
Stephen E. Kaufman............................  41,468,535.534      97.202       1,193,713.656       2.798
Joseph J. McCann..............................  41,476,403.003      97.220       1,185,846.187       2.780
Heath B. McLendon.............................  41,476,953.962      97.222       1,185,295.228       2.778
Cornelius C. Rose, Jr. .......................  41,487,746.207      97.247       1,174,602.983       2.753
--------------------------------------------------------------------------------------------------------------

     Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Portfolios. The chart on the following page demonstrates that all proposals were approved by shareholders.

     Please note that "M" indicates a modification of the policy, "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Trustees).

                                       28

<PG$PCN>

--------------------------------------------------------------------------------
 ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED) (CONTINUED)

                                                      INTERMEDIATE HIGH     APPRECIATION     TOTAL RETURN
                                                       GRADE PORTFOLIO       PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------
M    Diversification...............................            X                  X                X
-----------------------------------------------------------------------------------------------------------
M    Senior Securities.............................            X                  X                X
-----------------------------------------------------------------------------------------------------------
M    Industry Concentration........................            X                  X                X
-----------------------------------------------------------------------------------------------------------
M    Borrowing.....................................            X                  X                X
-----------------------------------------------------------------------------------------------------------
E    Ability to Pledge Assets......................            X                  X                X
-----------------------------------------------------------------------------------------------------------
M    Lending.......................................            X                  X                X
-----------------------------------------------------------------------------------------------------------
M    Underwriting of Securities....................            X                  X                X
-----------------------------------------------------------------------------------------------------------
R    Margin and Short-Sales........................            X                  X                X
-----------------------------------------------------------------------------------------------------------
M    Real Estate...................................            X                  X                X
-----------------------------------------------------------------------------------------------------------
R    Purchases of Securities of Other Investment
     Companies.....................................            X                  X                X
-----------------------------------------------------------------------------------------------------------
R    Investments in Oil, Gas and Mineral
     Exploration...................................            X                  X                X
-----------------------------------------------------------------------------------------------------------
R    Puts, Calls and Combinations Thereof..........            X                  X                X
-----------------------------------------------------------------------------------------------------------
X-Approved

     The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals.

INTERMEDIATE HIGH GRADE PORTFOLIO

               PERCENTAGE                  PERCENTAGE                 PERCENTAGE
SHARES VOTED   OF SHARES    SHARES VOTED   OF SHARES      SHARES      OF SHARES
    FOR          VOTED        AGAINST        VOTED       ABSTAINED    ABSTAINED
--------------------------------------------------------------------------------
1,247,633.554    94.835%      8,539.286      0.649%      59,415.808     4.516%
--------------------------------------------------------------------------------

APPRECIATION PORTFOLIO

               PERCENTAGE                  PERCENTAGE                 PERCENTAGE
SHARES VOTED   OF SHARES    SHARES VOTED   OF SHARES      SHARES      OF SHARES
    FOR          VOTED        AGAINST        VOTED       ABSTAINED    ABSTAINED
--------------------------------------------------------------------------------
6,611,648.810    92.205%     78,829.747      1.099%     480,130.453     6.696%
--------------------------------------------------------------------------------

TOTAL RETURN PORTFOLIO

               PERCENTAGE                  PERCENTAGE                 PERCENTAGE
SHARES VOTED   OF SHARES    SHARES VOTED   OF SHARES      SHARES      OF SHARES
    FOR          VOTED        AGAINST        VOTED       ABSTAINED    ABSTAINED
--------------------------------------------------------------------------------
13,559,421.184   92.733%    162,122.220      1.109%     900,413.487     6.158%
--------------------------------------------------------------------------------

                                       29

<PG$PCN>

                     (This page intentionally left blank.)

<PG$PCN>

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        SYMPHONY
                                        investments are sponsored and managed
                                        by:
                                        Smith Barney Inc.
                                        and subsidiaries

                                        SYMPHONY
                                        is underwritten, issued and serviced by:
                                        IDS Life Insurance Company and
                                        IDS Life Insurance Company of New York

                                        S6225-1 A (8/98)

<PG$PCN>

                          GREENWICH STREET SERIES FUND
                               SEMI-ANNUAL REPORT

                                               INTERMEDIATE HIGH GRADE PORTFOLIO

                                                          APPRECIATION PORTFOLIO

                                                          TOTAL RETURN PORTFOLIO

                                                                   JUNE 30, 1998

<PG$PCN>

                                        This report is submitted for the general information of the owners of the Greenwich Street Series Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses, as well as other pertinent information.

                                        S6225-1 A (8/98)

<PG$PCN>